UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2016

Date of reporting period: July 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2016 SEMI-ANNUAL REPORT

JULY 31, 2016

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in lower volatility securities may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested.

SGA GLOBAL GROWTH FUND Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisors’ strategies and the Funds’ portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2016

President’s Message

Dear Shareholders,

During the six-month period ended July 31, 2016, patchy economic growth and the “Brexit” referendum set the stage for volatile markets around the globe. China’s slowing growth escalated concerns for global markets and, as a result, many central banks decided to continue or expand their economic stimulation policies. In March 2016, the Bank of Japan pushed its rates into negative territory and the European Central Bank cut a key rate to zero.

Then on Friday, June 24, 2016, Great Britain’s announcement that 52% of its voters favored leaving the European Union shook global financial markets. The Brexit referendum fallout was swift and significant. British Prime Minister David Cameron announced his resignation, the British pound sterling nose-dived approximately 12% against the dollar, the euro fell 1.4% against the dollar and the price of gold climbed 4.7% to a two-year high. Global markets reacted to the Brexit news with a selling frenzy. In the U.S., the Dow Jones industrial average dropped 611.21 points, or 3.4%, which wiped out year-to-date gains; the S&P

500 Index fell 3.6%; and the NASDAQ Composite Index sank 4.1%. That very same day, Moody’s Investors Service changed the U.K.’s long-term issuer and debt ratings to negative from stable, and affirmed both ratings at Aa1. On Monday, June 27, 2016, Standard & Poor’s Global Ratings stripped the U.K. of its impeccable AAA credit rating, reducing it to AA with a negative outlook. In addition, Fitch’s Ratings, Inc. downgraded the U.K.’s long-term foreign and local currency issuer default ratings to AA with negative outlooks.

Despite all this turmoil, investors appeared to be opportunistically willing to take on some risk. By June 30, 2016 – barely a week after the historic vote – some markets were nearing their pre-Brexit levels and even ended the month in positive territory. In July, Theresa May succeeded Mr. Cameron as the U.K.’s prime minister and most central banks put Brexit concerns on hold as they discussed taking action to help protect their economies against incurring any potentially damaging blows. This coupled with a mostly positive corporate earnings season caused the markets to continue their rally.

For the period under review, the MSCI Emerging Markets Index returned 19.52% and the MSCI All Country World Index (which represents the equity market performance of both developed and emerging markets) returned 12.37%.

For the six months ended July 31, 2016:

•	American Beacon Acadian Emerging Markets Managed Volatility Fund (Investor Class) returned 12.98%.

•	American Beacon SGA Global Growth Fund (Investor Class) returned 16.98%.

At American Beacon, we pride ourselves on offering a broad range of mutual funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

Thank you for your continued investment in the American Beacon Funds. For additional information about our Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

July 31, 2016 (Unaudited)

The Investor Class of the American Beacon Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned 12.98% for the six months ended July 31, 2016. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of 19.52% for the period.

Total Returns for the Period ended July 31, 2016

	Ticker	6 Months*	1 Year	Since Inception 9/27/2013
Institutional Class (1,3)	ACDIX	13.16%	-5.16%	-1.18%
Y Class (1,3)	ACDYX	13.19%	-5.30%	-1.26%
Investor Class (1,3)	ACDPX	12.98%	-5.52%	-1.52%
A Class with sales charge (1,3)	ACDAX	6.44%	-11.03%	-3.61%
A Class without sales charge (1,3)	ACDAX	12.95%	-5.60%	-1.58%
C Class with sales charge (1,3)	ACDCX	11.64%	-7.25%	-2.32%
C Class without sales charge (1,3)	ACDCX	12.64%	-6.25%	-2.32%
MSCI Emerging Markets Index (2)		19.52%	-0.75%	-2.32%

*	Not Annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.69%, 1.78%, 1.99%, 2.11% and 2.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the six-month period due to poor stock selections and country allocation.

Stock selections in Brazil, Hong Kong, and Taiwan led to the Fund’s relative underperformance for the period. Stock selections in Turkey mitigated some of the impact, adding to the Fund’s relative return. In Brazil, detractors included Telefonica Brasil S.A. Pref (up 23.4%) and Ambev SA (up 25.9%). Within Hong Kong, Want Want China Holdings Ltd (down 5.7%), and Tingyi (Cayman Isln) Hldg Co (down 21.3%) detracted from the Fund’s relative returns. In Taiwan, detractors included The Shanghai Commercial + SA (up 2.1%) and Taichung Commercial Bank (up 4.7%). The Fund benefited from holding Arcelik A.S. (up 34.7%) within Turkey.

Relative contribution from country allocation was negative for the six-month period, primarily due to underweighting Brazil (up 74.0%), and overweighting Malaysia (up 3.0%) as well as Mexico (up 4.2%). Underweighting China (up 13.4%) benefited the Fund’s relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

2

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

July 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
Samsung Electronics Co. Ltd.		1.1
AVI Ltd.		1.0
China Communications Services Corp., Ltd. H		1.0
China Mobile Ltd.		1.0
First Financial Holding Co., Ltd.		1.0
Hindustan Unilever Ltd.		1.0
Industrial & Commercial Bank of China Ltd. H		1.0
SK Hynix, Inc.		1.0
Tata Consultancy Services Ltd.		1.0
Tencent Holdings Ltd.		1.0

Total Fund Holdings	382

Sector Allocation (% Equities)
Consumer Staples		21.2
Consumer Discretionary		15.2
Telecommunication Services		14.9
Financials		14.2
Information Technology		9.5
Industrials		7.3
Utilities		7.1
Health Care		6.4
Materials		2.5
Energy		1.7

Country Allocation (% Equities)
Hong Kong/China		19.5
India		12.0
South Korea		11.4
Mexico		8.7
Malaysia		7.8
Taiwan		7.4
South Africa		5.4
Russia		4.5
Thailand		4.3
Chile		3.7
Brazil		3.4
Poland		2.7
Turkey		2.1
Indonesia		1.8
Philippines		1.8
Hungary		1.5
Netherlands		0.9
Cayman Islands		0.3
Czech Republic		0.3
Colombia		0.2
Egypt		0.2
Peru		0.1

3

American Beacon SGA Global Growth FundSM

Performance Overview

July 31, 2016 (Unaudited)

The Investor Class of the American Beacon SGA Global Growth Fund (the “Fund”) returned 16.98% for the six months ended July 31, 2016. The Fund outperformed the MSCI All Country World Index (the “Index”) return of 12.37% for the period.

Total Returns for the Period ended July 31, 2016

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (12/31/10)
Institutional Class (1,7)	SGAGX	17.19%	10.50%	10.45%	11.19%	10.58%
Y Class (1,2,7)	SGAYX	17.16%	10.38%	10.34%	11.12%	10.52%
Investor Class (1,3,7)	SGAPX	16.98%	10.03%	10.05%	10.95%	10.37%
A Class with sales Charge (1,4,7)	SGAAX	10.22%	3.70%	7.85%	9.61%	9.18%
A Class without sales charge (1,4,7)	SGAAX	16.92%	10.04%	10.00%	10.92%	10.34%
C Class with sales charge (1,5,7)	SGACX	15.57%	8.20%	9.24%	10.43%	9.93%
C Class without sales charge (1,5,7)	SGACX	16.57%	9.20%	9.24%	10.43%	9.93%
MSCI All Country World Index (6)		12.37%	-0.44%	5.87%	8.32%	6.46%
MSCI All Country World Growth Index (6)		12.18%	0.11%	7.86%	9.17%	7.52%

*	Not Annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
2.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10.
3.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. The maximum sales charge for A Class is 5.75%.
5.	Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.63%, 2.73%, 3.09%, 3.06% and 3.77%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the six-month period due to stock selection and country allocation.

Stock selections in the United States were the leading contributor to the Fund’s relative outperformance over the six-month period, including Mercadolibre Inc. (up 57.6%), The Priceline Group Inc. (up 28.7%), and Fleetcor Technologies Inc. (up 34.6%). Stock Selection in the United Kingdom also added value to the Fund’s relative performance, led by Aon PLC (up 30.1%) and Arm Holdings PLC (up 158.6%). Stock selection in South Korea, including Amorepacific Corp (up 3.1%), and LG Household & Health Care (up 8.0%) detracted from relative performance.

4

American Beacon SGA Global Growth FundSM

Performance Overview

July 31, 2016 (Unaudited)

From a country allocation perspective, overweighting Brazil (up 74.0%) and South Africa (up 31.4%) contributed positively to relative performance, though null weighting Canada (up 21.9%) detracted for the period.

The Fund’s basic philosophy remains focused on investing in low-risk companies that offer predictable earnings and cash flow growth over the long term.

Top Ten Holdings (% Net Assets)
SAP AG, Sponsored ADR		4.2
Danone S.A.		3.9
Novo Nordisk A.S.		3.8
Tencent Holdings Ltd.		3.8
AIA Group Ltd.		3.7
Visa, Inc.		3.7
Amgen, Inc.		3.4
Colgate-Palmolive Co.		3.2
Regeneron Pharmaceuticals, Inc.		3.2
Core Laboratories N.V.		3.1

Total Fund Holdings	35

Sector Allocation (% Equities)
Information Technology		35.1
Consumer Staples		21.9
Health Care		14.3
Consumer Discretionary		13.3
Financials		7.0
Energy		6.3
Industrials		2.1

Country Allocation (% Equities)
United States		56.3
Hong Kong/China		8.1
Germany		4.5
France		4.2
Denmark		4.0
Netherlands		3.3
India		3.0
South Korea		2.6
Japan		2.2
South Africa		2.2
Argentina		2.1
Bermuda		2.0
Brazil		2.0
Mexico		2.0
Australia		1.5

5

American Beacon FundsSM

Expense Examples

July 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2016 through July 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

July 31, 2016 (Unaudited)

Acadian Emerging Markets Managed Volatility Fund

	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period 2/1/2016-7/31/2016*
Institutional Class
Actual	$1,000.00	$1,131.58	$7.15
Hypothetical**	$1,000.00	$1,018.16	$6.77
Y Class
Actual	$1,000.00	$1,131.89	$7.69
Hypothetical**	$1,000.00	$1,017.65	$7.27
Investor Class
Actual	$1,000.00	$1,129.80	$9.06
Hypothetical**	$1,000.00	$1,016.34	$8.57
A Class
Actual	$1,000.00	$1,129.50	$9.27
Hypothetical**	$1,000.00	$1,016.14	$8.77
C Class
Actual	$1,000.00	$1,126.37	$13.22
Hypothetical**	$1,000.00	$1,012.42	$12.51

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.73%, 1.75% and 2.50% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

SGA Global Growth Fund

	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period 2/1/2016-7/31/2016*
Institutional Class
Actual	$1,000.00	$1,171.86	$5.29
Hypothetical**	$1,000.00	$1,019.99	$4.92
Y Class
Actual	$1,000.00	$1,171.63	$5.72
Hypothetical**	$1,000.00	$1,019.57	$5.32
Investor Class
Actual	$1,000.00	$1,169.83	$7.07
Hypothetical**	$1,000.00	$1,018.35	$6.57
A Class
Actual	$1,000.00	$1,169.23	$7.44
Hypothetical**	$1,000.00	$1,018.02	$6.92
C Class
Actual	$1,000.00	$1,165.67	$11.42
Hypothetical**	$1,000.00	$1,014.32	$10.62

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38% and 2.13% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Brazil - 3.29%
Common Stocks - (Cost $2,396)
AmBev S.A.	101,000	$586
BrasilAgro - Co. Brasileira de Propriedades Agricolas	3,900	15
BRF S.A.	47,600	797
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	8,100	28
FII BTG Pactual Corp. Office FundA	3,490	103
FPC Par Corretora de Seguros S.A.	48,100	193
Hypermarcas S.A.	56,700	480
Mahle-Metal Leve S.A.	25,600	211
Odontoprev S.A.B	86,400	346
Ouro Fino Saude Animal Participacoes S.A.	3,000	37
Tecnisa S.A.	22,400	19

Total Common Stocks		2,815

Preferred Stocks - (Cost $158)
Centrais Eletricas Santa CatarinaC	1,100	5
Cia de Gas de Sao Paulo, Class AC	6,262	107

Total Preferred Stocks		112

Total Brazil		2,927

Chile - 3.60%
Common Stocks - (Cost $3,122)
Aguas Andinas S.A., Class A	78,422	47
Banco de Chile	4,513	1
Banco de Chile ADRD	2,821	187
Cencosud S.A.	11,293	56
Compania Cervecerias Unidas S.A., Sponsored ADRD	36,454	834
Embotelladora Andina S.A. Series B, ADRD	12,400	290
Empresa Nacional de Electricidad S.A.	210,481	192
Empresa Nacional de Electricidad S.A., Sponsored ADRD	7,877	215
Endesa Americas S.A.	218,358	209
Enersis Chile S.A.	380,500	306
Enersis S.A., ADRD	46,558	404
Engie Energia Chile S.A.	44,541	83
Inversiones Aguas Metropolitanas S.A.	46,911	81
S.A.C.I. Falabella	2,304	17
Sociedad Matriz del Banco de Chile S.A., Class B	202,120	60
Vina Concha y Toro S.A.	111,423	190
Vina Concha y Toro S.A., Sponsored ADRD	1,112	38

Total Chile		3,210

Colombia - 0.22%
Common Stocks - (Cost $239)
Grupo Aval Acciones y Valores S.A., ADR D	25,022	193

Czech Republic - 0.32%
Common Stocks - (Cost $257)
Pegas Nonwovens S.A.	5,825	194
Philip Morris CR A.S.B	163	89

Total Czech Republic		283

Egypt - 0.16%
Common Stocks - (Cost $165)
Eastern Tobacco	4,282	90
Edita Food Industries SAE	12,822	21
Egyptian International Pharmaceuticals	492	4
Elswedy Electric Co.	1,092	5
Sidi Kerir Petrochemicals Co.	11,855	$18
Telecom Egypt	5,457	6

Total Egypt		144

8

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Hong Kong/China - 19.23%
Common Stocks - (Cost $17,879)
Agricultural Bank of China H	2,343,000	861
Bank of China Ltd. H	2,142,000	881
Bank of Chongqing Co., Ltd. H	181,000	135
Bank of Jinzhou Co. Ltd	94,000	81
C.banner International Holdings Ltd.B	733,000	263
Cabbeen Fashion Ltd.	72,000	23
China Communications Services Corp., Ltd. H	1,682,000	913
China Construction Bank H	1,265,000	848
China Creative Home Group Ltd.	492,000	40
China Dongxiang Group Co., Ltd.	1,715,000	338
China Lilang Ltd.	84,000	54
China Mengniu Dairy Co., Ltd.	66,000	110
China Mobile Ltd.	73,000	901
China Resources Enterprise Ltd.B	298,000	577
China SCE Property Holdings Ltd.B	282,000	59
China Shineway Pharmaceutical Group Ltd.	159,000	168
China Telecom Corp., Ltd. H	1,550,000	763
China Unicom Hong Kong Ltd.	808,000	861
China Yuchai International Ltd.	457	5
CITIC Ltd.	408,000	616
Cosco International Holdings Ltd.E	64,000	31
COSCO Pacific Ltd.E	74,000	76
CSPC Pharmaceutical Group Ltd.	424,000	367
Dah Chong Hong Holdings Ltd.	72,000	35
Dongfeng Motor Group Co., Ltd. H	270,000	333
Fuguiniao Co., Ltd. H	28,000	14
Goldlion Holdings Ltd.	46,000	18
Haier Electronics Group Co., Ltd.	130,000	218
Hengan International Group Co., Ltd.	100,000	840
Hopewell Highway Infrastructure Ltd.	654,500	334
HOSA International Ltd.	212,000	71
Huishang Bank Corp., Ltd. H	780,000	368
Industrial & Commercial Bank of China Ltd. H	1,568,000	888
Jinmao Hotel and Jinmao China Hotel Investments and Management Ltd.	45,000	24
K Wah International Holdings Ltd.	278,000	140
KFM Kingdom Holdings Ltd.	88,000	12
Kingboard Chemical Holdings Ltd.	206,000	444
Kingboard Laminates Holdings Ltd.	63,500	40
Koradior Holdings Ltd.	179,000	263
Livzon Pharmaceutical Group, Inc. H	8,100	40
Minth Group Ltd.	66,000	214
NVC Lighting Holding Ltd.	1,699,000	184
PetroChina Co., Ltd. H	282,000	191
Powerlong Real Estate Holdings Ltd.	72,000	16
Qinqin Foodstuffs Group Cayman Co., Ltd.B	16,400	6
Road King Infrastructure Ltd.	140,000	116
Ronshine China Holdings Ltd.B	315,000	260
Shenzhou International Group Holdings Ltd.	7,000	37
Sinopharm Group Co. H	14,800	72
Spring Real Estate Investment TrustA	49,000	22
Sun Art Retail Group Ltd.	527,500	366
Tencent Holdings Ltd.	37,000	889
Tianyun International Holdings Ltd.	366,000	28
Tingyi Cayman Islands Holding Corp.	232,000	201
Tong Ren Tang Technologies Co., Ltd. H	69,000	109
Tsingtao Brewery Co., Ltd. H	22,000	78
Uni-President China Holdings Ltd.	165,000	127

See accompanying notes

9

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Vinda International Holdings Ltd.	48,000	$93
Want Want China Holdings Ltd.	1,006,000	615
XTEP International Holdings Ltd.	334,000	172
Yuexiu Property Co., Ltd.	118,000	15
Yuexiu Real Estate Investment TrustA	247,000	148
Yuexiu Transport Infrastructure Ltd.	104,000	69
Yuzhou Properties Co., Ltd.	225,000	66

Total Hong Kong/China		17,147

Hungary - 1.42%
Common Stocks - (Cost $1,133)
Magyar Telekom Telecommunications PLCF	290,624	465
Richter Gedeon Nyrt	37,908	801

Total Hungary		1,266

India - 11.72%
Common Stocks - (Cost $9,799)
Bajaj Auto Ltd.	11,021	445
Biocon Ltd.	24,548	304
Cadila Healthcare Ltd.	31,910	175
Cipla Ltd.	44,417	350
Colgate-Palmolive India Ltd.	41,943	585
Dabur India Ltd.	40,704	185
Divi’s Laboratories Ltd.	11,143	200
Dr. Reddy’s Laboratories Ltd., ADRD	9,385	410
Dr. Reddy’s Laboratories Ltd.	4,694	205
Gillette India Ltd.	231	16
GlaxoSmithKline Consumer Healthcare Ltd.	2,375	224
Hero Honda Motors Ltd.	16,331	779
Hindustan Unilever Ltd.	64,250	884
Infosys Technologies Ltd.	15,322	246
Infosys Technologies Ltd., Reg S, Sponsored ADR D G	28,373	466
ITC Ltd.	226,882	857
Jamna Auto Industries Ltd.	24,307	70
Marico Ltd.	69,026	294
Maruti Suzuki India Ltd.	9,185	653
Mphasis Ltd.	5,923	48
Nestle India Ltd.	1,567	167
NHPC Ltd.	133,413	50
Omaxe Ltd.	121,587	295
Oracle Financial Services Software Ltd.B	2,485	137
Power Grid Corp. of India Ltd.	137,129	360
Procter & Gamble Hygiene & Health Care Ltd.	507	50
Raymond Ltd.	4,411	30
Tata Consultancy Services Ltd.	22,547	884
Torrent Pharmaceuticals Ltd.	5,713	123
Videocon Industries Ltd.	40,374	63
Wipro Ltd., ADRD	9,614	109
Wipro Ltd.	71,033	579
WNS Holdings Ltd., ADRB D	7,261	204

Total India		10,447

Indonesia - 1.77%
Common Stocks - (Cost $1,446)
Bumi Resources Minerals Tbk PTB	11,407,700	44
Central Proteinaprima Tbk PTB	11,683,400	46
Dharma Satya Nusantara Tbk PT	626,600	23
Hanjaya Mandala Sampoerna Tbk PT	1,072,500	297
Multipolar Technology Tbk PT	570,100	46
Sarana Meditama Metropolitan Tbk PT	874,000	179
Telekomunikasi Indonesia Persero Tbk PT	2,721,700	$879
Unilever Indonesia Tbk PT	17,600	61

Total Indonesia		1,575

See accompanying notes

10

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Malaysia - 7.61%
Common Stocks - (Cost $6,942)
Axiata Group Bhd	523,000	731
Batu Kawan Bhd	1,500	7
Berjaya Sports Toto Bhd	46,700	38
British American Tobacco Bhd	10,400	126
Carlsberg Brewery Malaysia Bhd	5,500	19
DiGi.Com Bhd	28,500	35
Dutch Lady Milk Industries Bhd	300	5
Fraser & Neave Holdings Bhd	64,000	403
Guinness Anchor Bhd	28,100	124
Hong Leong Bank Bhd	133,100	429
IHH Healthcare Bhd	314,000	504
KPJ Healthcare Bhd	128,200	135
Kuala Lumpur Kepong Bhd	6,200	35
Malayan Banking Bhd	116,600	230
Maxis Bhd	203,100	300
Nestle Malaysia Bhd	8,800	171
Oldtown Bhd	38,400	18
Panasonic Manufacturing Malaysia Bhd	1,400	14
Petronas Gas Bhd	140,300	764
PPB Group Bhd	22,500	88
Public Bank Bhd	181,300	869
Star Media Group Bhd	43,100	28
Telekom Malaysia Bhd	519,100	870
Tenaga Nasional Bhd	239,400	846

Total Malaysia		6,789

Mexico - 8.50%
Common Stocks - (Cost $7,845)
America Movil S.A.B. de C.V., Series L	134,285	77
Arca Continental S.A.B. de C.V.	119,824	770
Coca-Cola Femsa S.A.B. de C.V., Series L	101,669	797
Coca-Cola Femsa, S.A. de C.V., ADRD	499	39
Concentradora Hipotecaria SAPI de C.V.A	72,874	104
Consorcio ARA, S.A.B. de C.V.	50,515	19
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADR D	7,726	691
Gruma S.A.B. de C.V.	13,556	195
Grupo Aeroportuario del Pacific, Series B	9,344	92
Grupo Aeroportuario del Sureste, S.A.B. de C.V., ADRD	3,345	514
Grupo Bimbo S.A.B. de C.V., Series A	288,979	863
Grupo GICSA S.A. de C.V.B	44,070	30
Grupo Herdez S.A.B. de C.V.	20,234	42
Grupo Industrial Maseca S.A.B. de C.V., Series B	3,460	4
Grupo Lala S.A.B. de C.V.	383,840	833
Grupo Lamosa S.A.B. de C.V.	10,519	20
Grupo Sanborns S.A. de C.V.	50,408	63
Grupo Sports World S.A.B. de C.V.B	56,823	51
Industrias Bachoco S.A.B. de C.V., Series B	92,835	402
La Comer S.A.B. de C.V.B	372,629	332
Megacable Holdings S.A.B. de C.V.E	120,585	489
Organizacion Cultiba S.A.B. de C.V.	7,071	8
Organizacion Soriana S.A.B. de C.V., Series B	58,070	143
Prologis Property Mexico S.A. de C.V.A	69,328	110
Rassini SAB de CV	14,765	71
Unifin Financiera SAPI de C.V. SOFOM ENR	59,405	157
Vitro S.A.B. de C.V., Series A	5,968	20
Wal-Mart de Mexico S.A.B. de C.V.	281,770	643

Total Mexico		7,579

See accompanying notes

11

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Netherlands - 0.85%
Common Stocks - (Cost $591)
Steinhoff International Holdings N.V.	119,510	$756

Peru - 0.10%
Common Stocks - (Cost $98)
Alicorp SAA	10,384	23
Edegel S.A.	9,258	8
Edelnor S.A.	17,888	32
Enersur S.A.	8,410	21
Luz Del Sur S.A.A.	2,046	7

Total Peru		91

Philippines - 1.72%
Common Stocks - (Cost $1,369)
Aboitiz Power Corp.	274,200	263
ABS-CBN Holdings Corp., ADRD	56,320	59
Cebu Air, Inc.	6,000	14
Century Pacific Food, Inc.	233,400	83
China Banking Corp.	6,045	5
Globe Telecom, Inc.	5,740	276
Manila Electric Co.	72,040	496
Pepsi-Cola Products Philippines, Inc.	66,900	5
Philippine Long Distance Telephone Co.	6,775	301
Philweb Corp.	54,900	18
San Miguel Pure Foods Co.	2,170	10

Total Philippines		1,530

Poland - 2.65%
Common Stocks - (Cost $2,628)
Agora S.A.	5,777	17
Altus Towarzystwo Funduszy Inwestycyjnych S.A.B G	4,294	17
Alumetal S.A.	1,727	28
Amica Wronki S.A.B	810	39
AmRest Holdings SEB	2,497	159
Asseco Poland S.A.	31,491	433
CD Projekt S.A.B	16,855	151
Ciech S.A.B	1,826	27
Emperia Holding S.A.	429	6
Enea S.A.	9,389	26
Eurocash S.A.	42,897	576
Netia S.A.	29,180	33
Neuca S.A.	596	55
Orange Polska S.A.	432,110	597
PGE S.A.	35,681	118
Tauron Polska Energia S.A.B	96,629	76
Zaklady Lentex S.A.	2,609	6

Total Poland		2,364

Russia - 4.37%
Common Stocks - (Cost $3,803)
Cherkizovo Group, PJSC, Reg S, GDRG H I	3,487	30
Gazprom NEFT, Sponsored ADRD	14,332	175
Gazprom, PJSC, ADRD H	209,921	854
Magnit, PJSC, GDRH I	5,757	221
Magnitogorsk Iron & Steel, OJSCC J	5,492	31
Megafon, Reg S, GDRG I	20,875	206
MMC Norilsk Nickel, PJSCH	35,878	525
Mobile TeleSystems, OJSC, Sponsored ADRC D J	13,273	118
Novolipetsk Steel, PJSCH	15,189	219

See accompanying notes

12

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Rosneft Oil Co., Reg S, GDRG I	44,085	$213
Rostelecom, Sponsored ADRD	34,269	263
Sberbank PAO, Sponsored ADRB D	4,998	44
Severstal, Reg SB G	61,919	733
Sistema JSFC, Reg S, Sponsored GDRB G I M	33,004	269

Total Russia		3,901

South Africa - 5.30%
Common Stocks - (Cost $4,244)
Adbee Rf Ltd.B	701	2
Ascendis Health Ltd.	115,289	197
Astral Foods Ltd.	5,694	50
Aveng Ltd.B	56,064	16
AVI Ltd.	139,834	903
Blue Label Telecoms Ltd.	218,678	292
City Lodge Hotels Ltd.	1,485	17
Clover Industries Ltd.	133,836	185
Datatec Ltd.	17,728	64
Distell Group Ltd.	12,977	156
Netcare Ltd.	162,791	377
New Europe Property Investments PLCF	16,745	200
Pick n Pay Holdings Ltd.	18,924	52
Pick n Pay Stores Ltd.	49,614	280
Rhodes Food Group Pty. Ltd.	96,474	181
Spar Group Ltd.	49,908	745
Stenprop Ltd.	11,299	17
Super Group LtdB	27,667	81
Vodacom Group Pty. Ltd.	73,607	853

Total Common Stocks		4,668

Preferred Stocks - (Cost $87)
Barclays Africa Group Ltd.C	1,084	62

Total South Africa		4,730

South Korea - 11.12%
Common Stocks - (Cost $9,157)
Amorepacific Corp.	277	96
Binggrae Co. Ltd.	1,538	86
Busan City Gas Co., Ltd.	333	10
BYC Co., Ltd.	37	16
Charm Engineering Co., LtdB	54,201	138
Coway Co., Ltd.	953	73
Daeduck Electronics Co.	16,851	118
Daesung Energy Co., Ltd.	8,599	50
Dong-Il Corp.	592	32
e-Credible Co., Ltd.	3,671	40
GMB Korea Corp.	4,370	20
Hana Financial Group, Inc.	9,557	235
Hankook Tire Co., Ltd.	14,663	710
Hanwha Life Insurance Co., Ltd.	5,311	27
Hite Jinro Ltd.	1,593	32
Huvis Corp.	3,332	24
Hyundai Motor Co.	89	10
JB Financial Group Co., Ltd.	15,128	81
Jinro Distillers Co., Ltd.	828	25
Keyang Electric Machinery Co., Ltd.	4,164	23
Kia Motors Corp.	15,231	574
Korea Electric Power Corp.	15,269	835
Korea Gas Corporation	4,503	170
KT Corp.	29,158	826
KT&G Corp.	4,034	436
LG Display Co., Ltd., ADRD	16,120	225
LG Electronics, Inc.	17,449	833

See accompanying notes

13

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Lotte Confectionery Co., Ltd.	670	$114
Mando Corp.	1,630	378
Mirae Asset Life Insurance Co., Ltd.	25,708	98
Namyang Dairy Products Co., Ltd.	161	98
Nexen Corp.	4,802	34
NS Shopping Co., Ltd.B	702	112
Posco ICT Co. LtdB	10,549	58
S-1 Corp.	3,507	318
Sam Young Electronics Co., Ltd.	9,075	99
Sam-A Pharm Co., Ltd.	3,147	63
Samchully Co., Ltd.	345	33
Samsung Electronics Co., Ltd.	690	947
SJM Holdings Ltd.	2,950	19
SK Hynix, Inc.	29,207	897
SK Telecom Co., Ltd.	3,971	815
Uju Electronics Co., Ltd.	2,948	38
Yesco Co., Ltd.	1,500	52

Total South Korea		9,918

Taiwan - 7.24%
Common Stocks - (Cost $6,219)
Ability Enterprise Co., Ltd.	37,000	20
China Chemical & Pharmaceutical Co., Ltd.	43,000	25
China Motor Corp.	199,000	151
China Synthetic Rubber	69,460	50
Chunghwa Telecom Co., Ltd.	240,000	853
Far Eastern International Bank	180,000	52
First Financial Holding Co., Ltd.	1,593,744	884
HON HAI Precision Industry Co., Ltd.	270,262	744
KD Holding Corp.	7,000	40
Keysheen Cayman Holdings Co., Ltd.	6,000	13
Lien Hwa Industrial Corp.	219,440	146
Microlife Corp.	25,000	63
Shanghai Commercial & Savings Bank Ltd.	441,212	392
Shihlin Electric & Engineering Corp.	5,000	6
Shin Kong No.1 REITA	51,000	22
Taichung Commercial Bank	867,875	251
Taiwan Business BankB	1,125,843	297
Taiwan Cooperative Financial Holding Co., Ltd.	1,547,602	724
Taiwan Mobile Co., Ltd.	191,000	658
Taiwan Sakura Corp.	116,000	120
Taiwan Semiconductor Manufacturing Co., Ltd.	115,105	348
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADRD	7,555	210
Taiwan Shin Kong Security Co., Ltd.	203,170	265
Trade-Van Information Services Co.	16,000	13
TTet Union Corp.	6,000	15
Uni-President Enterprises Corp.	3,720	8
Wisdom Marine Lines Co., Ltd.	31,000	33
YungShin Global Holding Corp.	40,000	58

Total Taiwan		6,461

Thailand - 4.16%
Common Stocks - (Cost $3,441)
Advanced Information Technology PCLK	77,800	67
Bangkok Bank PCL NVDRK L	94,300	462
Bangkok Land PCLK	1,623,900	71
CP ALL PCLK	129,000	192
CS Loxinfo PCLK	26,900	5
Electricity Genera PCLK	52,200	298
Electricity Generating PCLK	12,300	70
IMPACT Growth Real Estate Investment Trust, Series LA	50,800	22
IMPACT Growth Real Estate Investment Trust, Series AA	176,400	77
Kang Yong Electric PCLK	2,100	20

See accompanying notes

14

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Kang Yong Electric PCL NVDRK L	100	$1
Khon Kaen Sugar Industry PCLK	134,730	15
Krung Thai Bank PCLK	354,500	177
Malee Group PCLK	23,300	46
Mega Lifesciences PCLK	21,300	10
MK Restaurants Group PCLK	27,700	43
Modernform Group PCL NVDRK L	26,400	6
Modernform Group PCLK	33,200	7
Platinum Group PCLK	221,600	41
Ratchaburi Electricity Generating Holding PCL NVDRK L	128,900	192
Siam Makro PCLK	5,500	5
SPCG PCLK	74,300	47
Thai Nakarin Hospital PCLK	43,600	55
Thai Vegetable Oil PCLK	334,600	293
Thai Vegetable Oil PCL NVDRK L	435,000	381
Thai Wah PCLK	327,000	77
Thanachart Capital PCLK	137,000	160
The Siam Cement PCL NVDRK L	59,400	870

Total Thailand		3,710

Turkey - 2.06%
Common Stocks - (Cost $1,785)
Adana Cimento Sanayii TAS, Class A	5,580	11
Adana Cimento Sanayii TAS, Class C	98,525	21
Arcelik A.S.	98,453	673
BIM Birlesik Magazalar A.S.	39,107	722
Bursa Cimento Fabrikasi A.S.	11,599	19
NET Holding ASB	18,821	19
Pinar Entegre Et ve Un Sanayi A.S.	4,048	14
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	36,522	35
Teknosa Ic Ve Dis Ticaret ASB	10,944	19
Turkcell Iletisim Hizmetleri A.S.	88,144	306

Total Turkey		1,839

SHORT-TERM INVESTMENTS - 2.34% (Cost $2,091)
American Beacon U.S. Government Money Market Select Fund, Select ClassN	2,090,860	2,091

TOTAL INVESTMENTS - 99.75% (Cost $86,894)		88,951
OTHER ASSETS, NET OF LIABILITIES - 0.25%		219

TOTAL NET ASSETS - 100.00%		$89,170

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	Non-income producing security.
C	A type of Preferred Stock that has no maturity date.
D	ADR - American Depositary Receipt.
E	Par value represents units rather than shares.
F	PLC - Public Limited Company.
G	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
H	PJSC - Private Joint Stock Company.
I	GDR - Global Depositary Receipt.
J	OJSC - Open Joint Stock Company.
K	PCL - Public Company Limited (Thailand).
L	NVDR - Non Voting Depositary Receipt.
M	JSFC – Joint Stock Financial Company.
N	The fund is affiliated by having the same investment advisor.

See accompanying notes

15

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

Futures Contracts Open on July 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	Long	55	September 2016	$2,424,125	$88,901

				$2,424,125	$88,901

Short Sales on July 31, 2016 ($000’s):

Type of Investment	Description	Shares	Proceeds	Fair Value
Foreign Common Stock	IMPACT Growth Real Estate Investment Trust	(69,100)	$(29)	$(31)
Foreign Common Stock	Advanced Information Technology PCL	(17,300)	(17)	(15)

			$(46)	$(46	)(1)

(1)	Short sales represent 0.05% of total net assets.

See accompanying notes

16

American Beacon SGA Global Growth FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Argentina - 1.95%
Common Stocks - (Cost $191)
MercadoLibre, Inc.	1,750	$268

Australia - 1.41%
Common Stocks - (Cost $183)
MYOB Group Ltd.	67,883	194

Bermuda - 1.90%
Common Stocks - (Cost $246)
IHS Markit Ltd. A	7,479	260

Brazil - 1.86%
Common Stocks - (Cost $255)
AMBEV S.A., ADR B	44,118	255

Denmark - 3.78%
Common Stocks - (Cost $414)
Novo Nordisk A.S. Class B	9,090	518

France - 3.89%
Common Stocks - (Cost $489)
Danone S.A.	6,929	534

Germany - 4.16%
Common Stocks - (Cost $474)
SAP AG, Sponsored ADR B	6,528	570

Hong Kong/China - 7.53%
Common Stocks - (Cost $814)
AIA Group Ltd.	82,641	512
Tencent Holdings Ltd.	21,620	520

Total Hong Kong/China		1,032

India - 2.82%
Common Stocks - (Cost $338)
HDFC Bank, Ltd. ADR B	5,590	387

Japan - 2.05%
Common Stocks - (Cost $269)
Fast Retailing Co. Ltd.	858	281

Mexico - 1.83%
Common Stocks - (Cost $262)
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADR B	2,810	251

Netherlands - 3.07%
Common Stocks - (Cost $436)
Core Laboratories N.V.	3,601	421

See accompanying notes

17

American Beacon SGA Global Growth FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
South Africa - 2.01%
Common Stocks - (Cost $197)
Shoprite Holdings Ltd.	18,861	$276

South Korea - 2.38%
Common Stocks - (Cost $287)
Amorepacific Corp.	510	177
LG Household & Health Care Ltd.	167	150

Total South Korea		327

United States - 52.74%
Common Stocks - (Cost $6,162)
Alphabet, Inc., Class CA	532	409
Amazon.com, Inc.A	522	396
Amgen, Inc.	2,728	470
Apple, Inc.	3,920	409
Cerner Corp.A	6,392	399
Colgate-Palmolive Co.	5,957	443
Equinix, Inc.C	1,011	377
FleetCor Technologies, Inc.A	2,628	399
Kansas City Southern	2,761	265
Lowe’s Cos., Inc.	4,665	384
Mondelez International, Inc., Class A	8,375	368
NIKE, Inc., Class B	4,461	248
priceline.com, Inc.A	290	392
Red Hat, Inc.A	4,370	329
Regeneron Pharmaceuticals, Inc.A	1,036	440
Salesforce.com, Inc.A	3,147	257
Schlumberger Ltd.	4,830	389
Visa, Inc., Class A	6,513	508
Whole Foods Market, Inc.	11,454	349

Total United States		7,231

SHORT-TERM INVESTMENTS - 5.15% (Cost $706)
American Beacon U.S. Government Money Market Select Fund, Select ClassD	705,589	706

TOTAL INVESTMENTS - 98.53% (Cost $11,723)		13,511
OTHER ASSETS, NET OF LIABILITIES - 1.47%		201

TOTAL NET ASSETS - 100.00%		$13,712

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C	REIT - Real Estate Investment Trust.
D	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on July 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	Long	3	September 2016	$252,030	$15,428
Mini MSCI Emerging Markets Index Futures	Long	2	September 2016	88,150	6,053
S&P 500 E-Mini Index Futures	Long	3	September 2016	325,230	9,123

				$665,410	$30,624

See accompanying notes

18

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2016 (Unaudited) (in thousands, except share and per share amounts)

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A	$86,860	$12,805
Investments in affiliated securities, at fair value B	2,091	706
Foreign currency, at fair valueC	478	—
Deposit with brokers for futures contracts	50	30
Dividends and interest receivable	302	9
Receivable for investments sold	40	—
Receivable for fund shares sold	60	106
Receivable for tax reclaims	—	6
Receivable for expense reimbursement (Note 2)	42	9
Receivable for variation margin on open futures contracts	91	31
Prepaid expenses	59	47

Total assets	90,073	13,749

Liabilities:
Payable for investments purchased	687	—
Payable for fund shares redeemed	1	—
Payable for securities sold short, at valueD	46	—
Dividends payable	1	—
Management and investment advisory fees payable	75	9
Administrative service and service fees payable	5	1
Custody and fund accounting fees payable	41	4
Professional fees payable	36	19
Payable for prospectus and shareholder reports	10	2
Other liabilities	1	2

Total liabilities	903	37

Net Assets	$89,170	$13,712

Analysis of Net Assets:
Paid-in-capital	90,264	11,360
Undistributed (or overdistribution of) net investment income	813	13
Accumulated net realized gain (loss)	(4,055)	520
Unrealized appreciation of investments	3,247	1,821
Unrealized (depreciation) of currency transactions	(1,188)	(33)
Unrealized appreciation of futures contracts	89	31

Net assets	$89,170	$13,712

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,404,428	437,551

Y Class	3,508,361	31,375

Investor Class	383,677	307,570

A Class	65,550	34,312

C Class	74,933	43,009

Net assets (not in thousands):
Institutional Class	$51,137,866	$7,070,767

Y Class	$33,114,100	$505,574

Investor Class	$3,606,643	$4,915,782

A Class	$617,424	$547,717

C Class	$694,307	$671,701

Net asset value, offering and redemption price per share:
Institutional Class	$9.46	$16.16

Y Class	$9.44	$16.11

Investor Class	$9.40	$15.98

A Class	$9.42	$15.96

A Class (offering price)	$9.99	$16.94

C Class	$9.27	$15.62

A Cost of investments in unaffiliated securities	$84,803	$11,017
B Cost of investments in affiliated securities	$2,091	$706
C Cost of foreign currency	$477	$—
D Proceeds of securities sold short	$46	$—

See accompanying notes

19

American Beacon FundsSM

Statement of Operations

For the Six Months Ended July 31, 2016 (Unaudited) (in thousands)

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$1,370	$65
Dividend income from affiliated securities	2	—

Total investment income	1,372	65

Expenses:
Management and investment advisory fees (Note 2)	296	28
Administrative service fees (Note 2):
Institutional Class	43	6
Y Class	28	—
Investor Class	3	1
A Class	1	—
C Class	1	—
Transfer agent fees:
Institutional Class	5	1
Investor Class	1	1
Custody and fund accounting fees	79	12
Professional fees	41	15
Registration fees and expenses	27	23
Service fees (Note 2):
Y Class	14	—
Investor Class	4	2
A Class	1	—
C Class	1	—
Distribution fees (Note 2):
A Class	1	1
C Class	3	3
Prospectus and shareholder report expenses	10	3
Trustee fees	1	—
Dividends on securities sold short	1	—
Other expenses	37	5

Total expenses	598	101

Net fees waived and expenses reimbursed (Note 2)	(58)	(51)

Net expenses	540	50

Net investment income	832	15

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:B
Investments	(992)	367
Foreign currency transactions	(391)	(60)
Futures contracts	(10)	40
Change in net unrealized appreciation (depreciation) of:
Investments	6,984	1,081
Foreign currency transactions	2,830	144
Futures contracts	96	31

Net gain from investments	8,517	1,603

Net increase in net assets resulting from operations	$9,349	$1,618

A Foreign taxes	152	5
B Net of foreign withholding taxes on capital gains	79	3

See accompanying notes

20

American Beacon FundsSM

Statement of Changes in Net Assets (in thousands)

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Six Months Ended July 31, 2016	Year Ended January 31, 2016	Six Months Ended July 31, 2016	Year Ended January 31, 2016
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$832	$566	$15	$10
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	(1,393)	(2,435)	347	193
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, and futures contracts	9,910	(7,684)	1,256	42

Net increase (decrease) in net assets resulting from operations	9,349	(9,553)	1,618	245

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(390)	—	(7)
Y Class	—	(218)	—	—
Investor Class	—	(27)	—	(1)
A Class	—	(2)	—	—
Net realized gain from investments:
Institutional Class	—	—	—	(87)
Y Class	—	—	—	(2)
Investor Class	—	—	—	(14)
A Class	—	—	—	(4)
C Class	—	—	—	(6)
Return of Capital:
Institutional Class	—	(16)	—	—
Y Class	—	(9)	—	—
Investor Class	—	(1)	—	—
A Class	—	—	—	—
C Class	—	—	—	—

Net distributions to shareholders	—	(663)	—	(121)

Capital Share Transactions:
Proceeds from sales of shares	16,141	79,785	5,407	2,216
Reinvestment of dividends and distributions	—	662	—	121
Cost of shares redeemed	(7,073)	(25,612)	(837)	(1,099)

Net increase in net assets from capital share transactions	9,068	54,835	4,570	1,238

Net increase in net assets	18,417	44,619	6,188	1,362

Net Assets:
Beginning of period	70,753	26,134	7,524	6,162

End of Period *	$89,170	$70,753	$13,712	$7,524

*Includes undistributed (overdistribution) net investment income	$813	$(37)	$13	$1

See accompanying notes

21

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of July 31, 2016, the Trust consists of twenty-five active series, two of which are presented in this filing (collectively the “Funds” and each individually a “Fund”): American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Fund”) and the American Beacon SGA Global Growth Fund (“SGA Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing directly or through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are an investment company, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

22

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Acadian Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

23

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

2. Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Funds an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016, the Funds and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds pay the unaffiliated investment advisor hired to direct investment activities of the Funds. Management fees paid by the Funds during the six months ended July 31, 2016 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Acadian Fund	0.78%	$296	$239	$57
SGA Fund	0.60%	28	20	8

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

24

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Funds and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the six months ended July 31, 2016, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Acadian	$985
SGA	310

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the six months ended July 31, 2016, the Acadian Fund borrowed on average $437,262 for 4 days at an average rate of 0.98% with interest charges of $47. This amount is recorded within “Other expenses” on the accompanying Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Funds’ expense cap. During the six months ended July 31, 2016, the Manager waived or reimbursed expenses as follows:

		Expense Cap	Reimbursed
Fund	Class	2/1/16 -7/31/16	Expenses	Expiration
Acadian	Institutional	1.35%	$36,203	2020
Acadian	Y	1.45%	18,977	2020
Acadian	Investor	1.73%	1,752	2020
Acadian	A	1.75%	504	2020
Acadian	C	2.50%	582	2020
SGA	Institutional	0.98%	38,005	2020
SGA	Y	1.08%	1,298	2020
SGA	Investor	1.36%	6,492	2020
SGA	A	1.38%	2,581	2020
SGA	C	2.13%	2,919	2020

25

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Of these amounts, $41,564 and $9,370 were receivable by the Manager at July 31, 2016 for the Acadian Fund and SGA Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the six months ended July 31, 2016, the Funds did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Acadian	$—	$118,179	2017
Acadian	—	169,517	2018
Acadian	—	120,326	2019
SGA	—	79,392	2017
SGA	—	170,369	2018
SGA	—	118,368	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the six months ended July 31, 2016, Foreside collected $29 and $996 for Acadian Fund and SGA Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the six months ended July 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended July 31, 2016, CDSC fees of $54 and $40 were collected for the Acadian and SGA Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the margin disclosed on the Statements of Assets and Liabilities.

26

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the earlier close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 securities, as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

27

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of July 31, 2016, the investments were classified as described below (in thousands):

Acadian Fund(1)	Level 1	Level 2	Level 3	Total
Foreign Common Stocks:
Hong Kong/China	$17,147	$—	$—	$17,147
India	10,447	—	—	10,447
South Korea	9,918	—	—	9,918
Mexico	7,579	—	—	7,579
All other countries	41,595	—	—	41,595
Foreign Preferred Stocks
Brazil	112	—	—	112
South Africa	62	—	—	62
Short-Term Investments – Money Market Funds	2,091	—	—	2,091

Total Investments in Securities	$88,951	$—	$—	$88,951

Financial Derivative Instruments - Assets
Futures Contracts	$89	$—	$—	$89
Financial Derivative Instruments - Liabilities
Short Sales	$(46)	$—	$—	$(46)

SGA Fund(1)	Level 1	Level 2	Level 3	Total
Foreign Common Stocks:
Hong Kong/China	$1,032	$—	$—	$1,032
Germany	570	—	—	570
France	534	—	—	534
Denmark	518	—	—	518
All other countries	2,920	—	—	2,920
Domestic Common Stocks	7,231	—	—	7,231
Short-Term Investments – Money Market Funds	706	—	—	706

Total Investments in Securities	$13,511	$—	$—	$13,511

Financial Derivative Instruments - Assets
Futures Contracts	$31	$—	$—	$31

(1)	Refer to the Schedule of Investments for industry information

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Funds’ assets and liabilities. During the six months ended July 31, 2016, the Acadian Fund transferred foreign common stock with a value of $63,953 and the SGA Fund transferred foreign common stock with a value of $2,881 from Level 2 to Level 1 as of the end of period, in accordance with fair value procedures established by the Board (in thousands).

28

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

4. Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended July 31, 2016 are disclosed in the Notes to the Schedules of Investments.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of July 31, 2016, short positions were held by the Acadian Fund.

29

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholder directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the six months ended July 31, 2016, the Funds entered into future contracts primarily for return enhancement, hedging, and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	At July 31, 2016
Acadian	43
SGA	6

30

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of July 31, 2016:

Statements of Assets and Liabilities	Derivative	Acadian Fund	SGA Fund
Receivable for variation margin from open futures contracts	Equity Contracts	$89	$31

The effect of financial derivative instruments not accounted for as hedging instruments for the six months ended July 31, 2016:

Statements of Operations	Derivative	Acadian Fund	SGA Fund
Net realized gain from futures contracts	Equity Contracts	$(10)	$40
Change in net unrealized (depreciation) of futures contracts	Equity Contracts	96	31

(1)	See Note 3 in the Notes to Financial Statements for additional information.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company or country. Failure of the other party to a transaction to perform (credit and counterparty risk), for example, by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Funds are required to liquidate all or a portion of its investments quickly, the Funds may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income security’s market price to interest rate (i.e. yield) movements. In addition, the value of emerging and frontier market fixed-income securities may be particularly sensitive to interest rate changes.

If the Funds invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

31

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. These risks are heightened when a Fund invests in emerging or frontier market countries, which have less developed capital markets and legal, regulatory, and political systems.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The values of equity securities for companies operating in emerging markets may also be affected by political uncertainty, limited liquidity, and other country-specific factors. Equity securities and equity-related investments generally have greater market price volatility than fixed-income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts” and/or “Payable to brokers for futures contracts,” respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA Agreements, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed

32

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2016 (in thousands).

Acadian Fund

Offsetting of Financial Assets and Derivative Assets as of July 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Futures Contracts(1)	$89	$—	$89

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of July 31, 2016:

	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co. (1)	$89	$—	$—	$89

SGA Fund

Offsetting of Financial Assets and Derivative Assets as of July 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(1)	$31	$—	$31

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of July 31, 2016:

	Net Amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co. (1)	$31	$—	$—	$31

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended September 30, 2013 for the SGA Fund and the periods ended January 31, 2014, 2015, and 2016 for Acadian Fund and SGA Fund, respectively remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to the net as the income is earned or capital gains are recorded.

33

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Acadian Fund		SGA Fund
	Six months ended July 31, 2016	Year ended January 31, 2016	Six months ended July 31, 2016	Year ended January 31, 2016
	(unaudited)		(unaudited)
Distributions paid from:
Ordinary income*
Institutional Class	$—	$390	$—	$6
Y Class	—	218	—	—
Investor Class	—	27	—	1
A Class	—	2	—	—
C Class	—	—	—	—
Long-Term Capital Gain
Institutional Class	—	—	—	88
Y Class	—	—	—	2
Investor Class	—	—	—	14
A Class	—	—	—	4
C Class	—	—	—	6
Tax Return of Capital
Institutional Class	—	16	—	—
Y Class	—	9	—	—
Investor Class	—	1	—	—
A Class	—	—	—	—
C Class	—	—	—	—

Total distributions paid	$—	$663	$—	$121

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of July 31, 2016 the components of distributable earnings (deficits) on a tax basis were as follows (in thousands):

	Acadian Fund	SGA Fund
Cost basis of investments for federal income tax purposes	$86,950	$11,757
Unrealized appreciation	6,006	1,856
Unrealized depreciation	(4,005)	(103)

Net unrealized appreciation (depreciation)	2,001	1,753

Undistributed ordinary income	847	145
Undistributed long-term capital gains	—	457
Accumulated capital and other losses	(3,929)	—
Other temporary differences	2	—

Distributable earnings (deficits)	$(1,079)	$2,355

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (loss) on investments in passive foreign investment companies, reclassifications of income from master limited partnerships, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book, reclassifications of income from master limited partnership, and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

34

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Accordingly, the following amounts represent current year permanent differences derived from the foreign currency and gains (losses) from sales of investments in passive foreign investment companies and reclassifications of income from master limited partnership that have been re-classed as of July 31, 2016 (in thousands):

	Acadian Fund	SGA Fund
Paid-in-capital	$—	$—
Undistributed net investment income	18	(3)
Accumulated net realized gain (loss)	(18)	3
Unrealized appreciation (depreciation) of investments and futures contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the six months ended July 31, 2016 Acadian Fund has $2,028 short-term and $1,901 long-term post enactment capital loss carryforwards (in thousands). The SGA Fund does not have any capital loss carryforwards for the period herein.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the six months ended July 31, 2016 were (in thousands):

	Purchases	Sales
Acadian Fund	$20,134	$10,431
SGA Fund	6,613	2,668

A summary of the Funds’ transactions in the USG Select Fund for the six months ended July 31, 2016 are as follows (in thousands):

Fund	Type of Transaction	January 31, 2016 Shares/Fair Value	Purchases	Sales	July 31, 2016 Shares/Fair Value	Dividend Income
Acadian	Direct	$—	$17,515	$15,424	$2,091	$2
SGA	Direct	—	7,101	6,395	706	—	(1)

(1)	The amount is less than $500.

35

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares in thousands):

For the Six Months ended July 31, 2016

	Institutional Class		A Class		C Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	871	$8,020	8	$70	5	$42
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(292)	(2,625)	(31)	(260)	(8)	(70)

Net increase (decrease) in shares outstanding	578	$5,395	(23)	$(190)	(3)	$(28)

	Investor Class		Y Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	49	$430	849	$7,579
Reinvestment of dividends	—	—	—	—
Shares redeemed	(138)	(1,161)	(349)	(2,957)

Net increase (decrease) in shares outstanding	(89)	$(731)	500	$4,622

	Institutional Class		Y Class		Investor Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26	$383	24	$353	279	$4,183
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(40)	(595)	(1)	(23)	(2)	(35)

Net increase (decrease) in shares outstanding	(14)	$(212)	23	$330	277	$4,148

	A Class		C Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	14	$204	20	$284
Reinvestment of dividends	—	—	—	—
Shares redeemed	(6)	(78)	(7)	(106)

Net increase in shares outstanding	8	$126	13	$178

For the Year ended January 31, 2016

	Institutional Class		Y Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	4,701	$41,831	3,551	$34,027
Reinvestment of dividends	46	406	26	226
Shares redeemed	(1,199)	(10,600)	(1,019)	(9,342)

Net increase in shares outstanding	3,548	$31,637	2,558	$24,911

	Investor Class		A Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	329	$3,168	36	$352
Reinvestment of dividends	3	28	—	2
Shares redeemed	(312)	(2,869)	(263)	(2,592)

Net increase (decrease) in shares outstanding	20	$327	(227)	$(2,238)

	C Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount
Shares sold	41	$407
Reinvestment of dividends	—	—
Shares redeemed	(24)	(209)

Net increase in shares outstanding	17	$198

36

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

	Institutional Class		Y Class		Investor Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	67	$917	8	$118	64	$937
Reinvestment of dividends	6	93	—	2	1	15
Shares redeemed	(2)	(33)	(8)	(118)	(42)	(612)

Net increase in shares outstanding	71	$977	—	$2	23	$340

	A Class		C Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	14	$193	4	$50
Reinvestment of dividends	—	5	—	6
Shares redeemed	(21)	(293)	(3)	(43)

Net increase (decrease) in shares outstanding	(7)	$(95)	1	$13

10. Change in Independent Registered Public Accounting Firm (Unaudited)

The Funds engaged PricewaterhouseCoopers, LLC (“PwC”) as the independent registered public accounting firm for the fiscal year ending January 31, 2017. PwC replaces Ernst & Young LLP (“EY”), the Funds’ previous independent registered public accounting firm. The change in accountants was approved by the Audit Committee of the Board on June 8, 2016. During the periods that EY served as the Funds’ independent registered public accounting firm through January 31, 2016, EY’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Funds and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

37

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months		Year Ended			September
	Ended		January 31,			27A to
	July 31,					January 31,
	2016		2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$8.36		$10.24		$9.59	$10.00

Income from investment operations:
Net investment income	0.09		0.04		0.13	0.02
Net gains (losses) on investments (both realized and unrealized)	1.01		(1.84)		0.64	(0.42)

Total income (loss) from investment operations	1.10		(1.80)		0.77	(0.40)

Less distributions:
Dividends from net investment income	—		(0.08)		(0.12)	(0.01)
Distributions from return of capital	—		—		—	—
Tax return of capital	—		(0.00	)F	—	—

Total distributions	—		(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interestsF	—		—		—	—

Net asset value, end of period	$9.46		$8.36		$10.24	$9.59

Total return B	13.16	%C	(17.58)%		8.04%	(4.05	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$51,138		$40,336		$13,080	$9,969
Ratios to average net assets:
Expenses, before reimbursements	1.52	%D	1.68%		2.26%	4.20	%D
Expenses, net of reimbursements	1.35	%D	1.35%		1.35%	1.35	%D
Net investment income (loss), before expense reimbursements	2.05	%D	1.16%		0.44%	(2.30	)%D
Net investment income, net of reimbursements	2.22	%D	1.49%		1.35%	0.55	%D
Portfolio turnover rate	14	%C	35%		22%	9	%E

	Y Class
	Six Months		Year Ended			September
	Ended		January 31,			27A to
	July 31,					January 31,
	2016		2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$8.34		$10.22		$9.59	$10.00

Income from investment operations:
Net investment income	0.09		0.14		0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	1.01		(1.94)		0.71	(0.41)

Total income (loss) from investment operations	1.10		(1.80)		0.75	(0.40)

Less distributions:
Dividends from net investment income	—		(0.08)		(0.12)	(0.01)
Distributions from return of capital	—		—		—	—
Tax return of capital	—		(0.00	)F	—	—

Total distributions	—		(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interestsF	—		—		—	—

Net asset value, end of period	$9.44		$8.34		$10.22	$9.59

Total return B	13.19	%C	(17.64)%		7.83%	(4.05	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$33,114		$25,099		$4,604	$489
Ratios to average net assets:
Expenses, before reimbursements	1.58	%D	1.77%		2.12%	6.19	%D
Expenses, net of reimbursements	1.45	%D	1.45%		1.45%	1.45	%D
Net investment income (loss), before expense reimbursements	2.08	%D	1.23%		0.01%	(4.30	)%D
Net investment income, net of reimbursements	2.21	%D	1.55%		0.68%	0.44	%D
Portfolio turnover rate	14	%C	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
F	Amount represents less than $0.01 per share.

38

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months		Year Ended			September
	Ended		January 31,			27A to
	July 31,					January 31,
	2016		2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$8.32		$10.19		$9.58	$10.00

Income from investment operations:
Net investment income	0.10		0.16		0.07	0.00	F
Net gains (losses) on investments (both realized and unrealized)	0.98		(1.98)		0.66	(0.41)

Total income (loss) from investment operations	1.08		(1.82)		0.73	(0.41)

Less distributions:
Dividends from net investment income	—		(0.05)		(0.12)	(0.01)
Distributions from return of capital	—		—		—	—
Tax return of capital	—		(0.00	)F	—	—

Total distributions	—		(0.05)		(0.12)	(0.01)

Redemption fees added to beneficial interestsF	—		—		—	—

Net asset value, end of period	$9.40		$8.32		$10.19	$9.58

Total return B	12.98	%C	(17.86)%		7.63%	(4.15	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,607		$3,933		$4,612	$1,326
Ratios to average net assets:
Expenses, before reimbursements	1.81	%D	1.98%		2.42%	5.46	%D
Expenses, net of reimbursements	1.73	%D	1.73%		1.73%	1.73	%D
Net investment income (loss), before expense reimbursements	1.74	%D	1.30%		0.12%	(3.60	)%D
Net investment income, net of reimbursements	1.84	%D	1.55%		0.81%	0.13	%D
Portfolio turnover rate	14	%C	35%		22%	9	%E

	A Class
	Six Months		Year Ended			September
	Ended		January 31,			27A to
	July 31,					January 31,
	2016		2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$8.34		$10.18		$9.58	$10.00

Income from investment operations:
Net investment income	0.10		0.12		0.06	0.00	F
Net gains (losses) on investments (both realized and unrealized)	0.98		(1.94)		0.66	(0.41)

Total income (loss) from investment operations	1.08		(1.82)		0.72	(0.41)

Less distributions:
Dividends from net investment income	—		(0.02)		(0.12)	(0.01)
Distributions from return of capital	—		—		—	—
Tax return of capital	—		(0.00	)F	—	—

Total distributions	—		(0.02)		(0.12)	(0.01)

Redemption fees added to beneficial interestsF	—		—		—	—

Net asset value, end of period	$9.42		$8.34		$10.18	$9.58

Total return B	12.95	%C	(17.90)%		7.53%	(4.15	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$617		$740$		3,215	$554
Ratios to average net assets:
Expenses, before reimbursements	1.92	%D	2.10%		2.49%	7.71	%D
Expenses, net of reimbursements	1.75	%D	1.75%		1.77%	1.85	%D
Net investment income (loss), before expense reimbursements	1.61	%D	1.08%		0.09%	(5.92	)%D
Net investment income (loss), net of reimbursements	1.77	%D	1.43%		0.81%	(0.07	)%D
Portfolio turnover rate	14	%C	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
F	Amount represents less than $0.01 per share.

39

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months		Year Ended			September
	Ended		January 31,			27A to
	July 31,					January 31,
	2016		2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$8.23		$10.10		$9.55	$10.00

Income from investment operations:
Net investment income (loss)	0.05		0.10		0.02	(0.01)
Net gains (losses) on investments (both realized and unrealized)	0.99		(1.97)		0.62	(0.43)

Total income (loss) from investment operations	1.04		(1.87)		0.64	(0.44)

Less distributions:
Dividends from net investment income	—		(0.00)		(0.09)	(0.01)
Distributions from return of capital	—		—		—	—
Tax return of capital	—		(0.00	)F	—	—

Total distributions	—		(0.00)		(0.09)	(0.01)

Redemption fees added to beneficial interestsF	—		—		—	—

Net asset value, end of period	$9.27		$8.23		$10.10	$9.55

Total return B	12.64	%C	(18.50)%		6.66%	(4.45	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$694		$645$		623	$149
Ratios to average net assets:
Expenses, before reimbursements	2.67	%D	2.87%		3.26%	10.04	%D
Expenses, net of reimbursements	2.50	%D	2.50%		2.52%	2.60	%D
Net investment income (loss), before expense reimbursements	0.91	%D	0.40%		(0.90)%	(8.13	)%D
Net investment income (loss), net of reimbursements	1.08	%D	0.77%		(0.16)%	(0.68	)%D
Portfolio turnover rate	14	%C	35%		22%	9	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
F	Amount represents less than $0.01 per share.

40

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31,		Year Ended January 31,		Six Months Ended January 31,		Year Ended September 30,				Dec. 31E to Sept. 30,
	2016		2016	2015	2014		2013		2012		2011
	(unaudited)
Net asset value, beginning of period	$13.79		$13.43	$13.05	$13.15		$12.04		$9.48		$10.00

Income from investment operations:
Net investment income (loss)	0.04		0.03	0.06	0.01		(0.04	)F	(0.05	)F	(0.04	)F
Net gains (losses) on investments (both realized and unrealized)	2.33		0.56	0.72	0.15		1.36		2.61		(0.48)

Total income (loss) from investment operations	2.37		0.59	0.78	0.16		1.32		2.56		(0.52)

Less distributions:
Dividends from net investment income	—		(0.02)	(0.03)	—		—		—		—
Distributions from net realized gains	—		(0.21)	(0.37)	(0.26)		(0.21)		—		—

Total distributions	—		(0.23)	(0.40)	(0.26)		(0.21)		—		—

Net asset value, end of period	$16.16		$13.79	$13.43	$13.05		$13.15		$12.04		$9.48

Total return A	17.19	%B	4.26%	5.98%	1.13	%B	11.21	%H	27.00	%H	(5.20	)%BH

Ratios and supplemental data:
Net assets, end of period (in thousands)	$7,071		$6,219	$5,106	$4,738		$4		$2		$1
Ratios to average net assets:
Expenses, before reimbursements	2.14	%C	2.62%	3.82%	5.28	%C	8.00%		12.02%		28.14	%C
Expenses, net of reimbursements	0.98	%C	0.98%	0.98%	1.00	%C	1.75%		1.75%		1.74	%C
Net investment (loss), before expense reimbursements	(0.63	)%C	(1.37)%	(2.41)%	(4.12	)%C	(6.56)%		(10.76)%		(26.92	)%C
Net investment income (loss), net of reimbursements	0.53	%C	0.27%	0.42%	0.16	%C	(0.31)%		(0.49)%		(0.52	)%C
Portfolio turnover rate	31	%B	39%	38%	15	%B	39%		41%		48	%B

	Y Class
	Six Months Ended July 31,		Year Ended January 31,		October 4D to January 31,
	2016		2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$13.75		$13.41	$13.05	$13.25

Income from investment operations:
Net investment income (loss)	0.00		0.02	0.04	0.00	I
Net gains (losses) on investments (both realized and unrealized)	2.36		0.55	0.72	0.06

Total income (loss) from investment operations	2.36		0.57	0.76	0.06

Less distributions:
Dividends from net investment income	—		(0.02)	(0.03)	—
Distributions from net realized gains	—		(0.21)	(0.37)	(0.26)

Total distributions	—		(0.23)	(0.40)	(0.26)

Net asset value, end of period	$16.11		$13.75	$13.41	$13.05

Total return A	17.16	%B	4.12%	5.83%	0.37	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$505		$128	$120	$105
Ratios to average net assets:
Expenses, before reimbursements	2.13	%C	2.72%	3.84%	10.23	%C
Expenses, net of reimbursements	1.08	%C	1.08%	1.08%	1.08	%C
Net investment (loss), before expense reimbursements	(0.80	)%C	(1.51)%	(2.44)%	(9.09	)%C
Net investment income (loss), net of reimbursements	0.27	%C	0.13%	0.32%	0.06	%C
Portfolio turnover rate	31	%B	39%	38%	15	%G

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Commencement of operations for the Predecessor Fund is December 31, 2010.
F	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
G	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.
H	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
I	Amounts represent less than $0.01 per share.

41

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31,		Year Ended January 31,		October 4D to January 31,
	2016		2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$13.66		$13.36	$13.03	$13.25

Income from investment operations:
Net investment income (loss)	0.08		(0.04)	0.01	(0.01)
Net gains (losses) on investments (both realized and unrealized)	2.24		0.57	0.72	0.05

Total income (loss) from investment operations	2.32		0.53	0.73	0.04

Less distributions:
Dividends from net investment income	—		(0.02)	(0.03)	—
Distributions from net realized gains	—		(0.21)	(0.37)	(0.26)

Total distributions	—		(0.23)	(0.40)	(0.26)

Net asset value, end of period	$15.98		$13.66	$13.36	$13.03

Total return A	16.98	%B	3.84%	5.60%	0.22	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,916		$422	$108	$107
Ratios to average net assets:
Expenses, before reimbursements	2.36	%C	3.08%	5.28%	10.37	%C
Expenses, net of reimbursements	1.36	%C	1.36%	1.36%	1.36	%C
Net investment (loss), before expense reimbursements	(1.18	)%C	(2.04)%	(3.88)%	(9.22	)%C
Net investment income (loss), net of reimbursements	(0.18	)%C	(0.32)%	0.05%	(0.22	)%C
Portfolio turnover rate	31	%B	39%	38%	15	%G

	A Class
	Six Months Ended		Year Ended January 31,			October 4D to January 31,
	July 31, 2016		2016	2015		2014
	(unaudited)
Net asset value, beginning of period	$13.65		$13.35	$13.03		$13.25

Income from investment operations:
Net investment income (loss)	0.03		(0.03)	0.00	I	0.00	I
Net gains (losses) on investments (both realized and unrealized)	2.28		0.56	0.72		0.04

Total income (loss) from investment operations	2.31		0.53	0.72		0.04

Less distributions:
Dividends from net investment income	—		(0.02)	(0.03)		—
Distributions from net realized gains	—		(0.21)	(0.37)		(0.26)

Total distributions	—		(0.23)	(0.40)		(0.26)

Net asset value, end of period	$15.96		$13.65	$13.35		$13.03

Total return A	16.92	%B	3.84%	5.53%		0.22	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$548		$345	$435		$363
Ratios to average net assets:
Expenses, before reimbursements	2.53	%C	3.05%	4.19%		8.22	%C
Expenses, net of reimbursements	1.38	%C	1.38%	1.42%		1.48	%C
Net investment (loss), before expense reimbursements	(1.07	)%C	(1.90)%	(2.78)%		(6.91	)%C
Net investment income (loss), net of reimbursements	0.08	%C	(0.22)%	(0.01)%		(0.17	)%C
Portfolio turnover rate	31	%B	39%	38%		15	%G

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Commencement of operations for the Predecessor Fund is December 31, 2010.
F	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
G	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.
H	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
I	Amounts represent less than $0.01 per share.

42

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31,		Year ended January 31,		October 4D to January 31,
	2016		2016	2015	2014
	(unaudited)
Net asset value, beginning of period
Income from investment operations:	$13.40		$13.21	$13.00	$13.25

Net investment (loss)
Net gains (losses) on investments (both realized and unrealized)	0.04		(0.12)	(0.05)	(0.04)
Total income (loss) from investment operations	2.18		0.54	0.66	0.05

Less distributions:	2.22		0.42	0.61	0.01

Dividends from net investment income
Distributions from net realized gains	—		(0.02)	(0.03)	—
Total distributions	—		(0.21)	(0.37)	(0.26)

Net asset value, end of period	—		(0.23)	(0.40)	(0.26)

Total return A	$15.62		$13.40	$13.21	$13.00

	16.57	%B	3.04%	4.69%	(0.01	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$672		$410	$393	$109
Ratios to average net assets:
Expenses, net of reimbursements	3.23	% C	3.76%	4.77%	11.36	%C
Net investment (loss), before expense reimbursements	2.13	%C	2.13%	2.16%	2.23	%C
Net investment (loss), net of reimbursements	(1.76	)%C	(2.51)%	(3.41)%	(10.22	)%C
Portfolio turnover rate	(0.65	)%C	(0.89)%	(0.80)%	(1.09	)%C
	31	%B	39%	38%	15	%G

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Commencement of operations.
E	Commencement of operations for the Predecessor Fund is December 31, 2010.
F	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
G	Portfolio turnover rate (not annualized) is for the period from October 1, 2013 through January 31, 2014.
H	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
I	Amounts represent less than $0.01 per share.

43

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014, and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Fund”) and the American Beacon SGA Global Growth Fund (“SGA Fund”) (collectively, the “Funds”);

(2) a new Investment Advisory Agreement among the Manager, the Trust, on behalf of the Acadian Fund, and Acadian Asset Management LLC (“Acadian”); and

(3) a new Investment Advisory Agreement among the Manager, the Trust, on behalf of the SGA Fund, and Sustainable Growth Advisers, LP (“SGA”);

Collectively, the new Investment Advisory Agreements are hereinafter referred to as the “New Advisory Agreements,” and Acadian and SGA are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (the “Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the prior Management Agreement (“Prior Management Agreement”) between the Manager and the Trust on behalf of the Funds and the prior Investment Advisory Agreements (“Prior Advisory Agreements”) among the Manager, Acadian and the Trust, on behalf of the Acadian Fund, and the Manager, SGA and the Trust, on behalf of the SGA Fund, provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment”, under the 1940 Act. As a result, the Prior Management Agreement and each Prior Advisory Agreement (“Prior Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015.)

The Board focused on the effect that the Transaction would have on the Manager and the Funds. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Prior Management Agreement and Prior Advisory Agreements at in-person meetings held in May and June 2014 and August 2013. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 and August 2013 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Prior Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Funds’ fee structures, fee waivers, and other information;

44

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchasers and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;

•	a discussion of any potential material changes to the Prior Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Funds as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Funds; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

45

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Prior Management Agreement with respect to certain other series of the Trust and the August 2013 meetings in connection with the initial approval of the Prior Agreements with respect to the Funds.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.

In determining whether to approve the New Agreements, on December 10, 2014, the Trustees considered the best interests of each Fund separately. The Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Prior Management Agreement in May and June 2014 with respect to certain other series of the Trust and its review of the Prior Agreements in August 2013 with respect to the Funds, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each Sub-Advisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to each Fund on substantially the same terms as the Prior Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which each Fund’s assets are managed. The Board also considered representations by the Manager and/or the Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Funds’ shares and add new series to the Trust and share classes to the Funds’ product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Funds’ service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Prior Management Agreement in May and June 2014 with respect to certain other series of the Trust and Prior Agreements in August 2013 with respect to the Funds that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.

46

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

Investment Performance. The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Prior Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since August 2013. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waivers currently in place with respect to each Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Prior Agreements with respect to the Funds in August 2013. Based on the foregoing information and the Board’s considerations in connection with the approval of the Prior Agreements with respect to the Funds in August 2013, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with its respective Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Funds.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager under the New Management Agreement as the Funds currently pay under the Prior Management Agreement. The Board also considered that each Fund would pay the same investment advisory fee rate to its Sub-Advisor under the New Advisory Agreement as the Fund pays under its Prior Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements with respect to the Funds in August 2013, the Board concluded that the Manager’s fee schedule for each Fund, Acadian’s fee schedules for the Acadian Fund and SGA’s fee schedule for the SGA Fund, provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived by the Manager from Relationship With the Funds. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisors as a result of the advisory relationships with the Funds would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements with respect to the Funds in August 2013, the Board concluded that the potential benefits accruing to the Manager and the Sub-Advisors under the New Management Agreement and the New Advisory Agreements by virtue of the Manager’s relationship with the Funds, Acadian’s relationship with the Acadian Fund and SGA’s relationship with the SGA Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Funds, the Manager, Acadian, or SGA, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Acadian Fund and the SGA Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Acadian Fund and the SGA Fund, and approved the New Agreements.

Approval of Management Agreement for the Funds in March 2016

At its March 3–4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between the Manager and the Trust on behalf of each Fund. The New Agreement combines the terms of each Fund’s prior management agreement and administration agreement and establishes separate standardized fee schedules for four categories of Funds, which include fee schedule breakpoints. The Board considered that, with respect to each Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

47

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Funds’ management agreements because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Funds by the Manager at in-person meetings held on June 2–3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014, and approved the prior management agreement at its in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Funds. The Board also considered that the fee rate payable by a Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Funds and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Funds or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to each Fund; (2) determined that each Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of each Fund.

Renewal and Approval of the Management Agreements and Investment Advisory Agreements of the Funds in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8, meeting, approved the renewal of:

(1) the Management Agreement between the Manager and the Trust on behalf of each Fund;

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Acadian Fund, and Acadian; and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the SGA Fund, and SGA;

Each of the Investment Advisory Agreements are hereinafter referred to as the “Investment Advisory Agreement,” and Acadian and SGA are hereinafter each referred to as a “subadvisor.” The Management

48

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager

49

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

provided management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

50

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

51

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. The Board also considered the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group

52

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Acadian Emerging Markets Managed Volatility Fund

In considering the renewal of the Management Agreement and Investment Advisory Agreement with Acadian for the Acadian Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2016)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	4th Quintile

The Trustees also considered: (1) Information provided by Acadian regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SGA Global Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with SGA for the SGA Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Gro up	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	Not Available

53

Disclosure Regarding the Approval of the Management Agreements and Investment Advisory Agreements (Unaudited)

The Trustees also considered: (1) The Fund acquired all of the assets of the SGA Global Growth Fund (the “Acquired Fund”), a series of the Investment Managers Series Trust, on October 7, 2013, and the Fund’s performance prior to that date is that of the Acquired Fund; (2) Information provided by SGA regarding fee rates charged for managing accounts in the same strategy as the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately twenty days after the end of each month for the SGA Fund and sixty days after each quarter for the Acadian Fund.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund, and American Beacon SGA Global Growth Fund, are service marks of American Beacon Advisors, Inc.

SAR 7/16

American Beacon®
FUNDS

2016 SEMI-ANNUAL REPORT

JULY 31, 2016

CRESCENT SHORT DURATION HIGH INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CRESCENT SHORT DURATION HIGH INCOME FUND The Fund’s investments in high yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisors’ strategies and the Funds’ portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2016

President’s Message

Dear Shareholders,

During the six-month period ended July 31, 2016, patchy economic growth and the “Brexit” referendum set the stage for volatile markets around the globe. China’s slowing growth escalated concerns for global markets and, as a result, many central banks decided to continue or expand their economic stimulation policies. In March 2016, the Bank of Japan pushed its rates into negative territory and the European Central Bank cut a key rate to zero.

Then on Friday, June 24, 2016, Great Britain’s announcement that 52% of its voters favored leaving the European Union shook global financial markets. The Brexit referendum fallout was swift and significant. British Prime Minister David Cameron announced his resignation, the British pound sterling nose-dived approximately 12% against the dollar, the euro fell 1.4% against the dollar and the price of gold climbed 4.7% to a two-year high. Global markets reacted to the Brexit news with a selling frenzy. In the U.S., the Dow Jones industrial average dropped 611.21 points, or 3.4%, which wiped out year-to-date gains; the S&P 500 Index fell 3.6%; and the NASDAQ Composite Index sank 4.1%. That very same day, Moody’s Investors Service changed the U.K.’s long-term issuer and debt ratings to negative from stable, and affirmed both ratings at Aa1. On Monday, June 27, 2016, Standard & Poor’s Global Ratings stripped the U.K. of its impeccable AAA credit rating, reducing it to AA with a negative outlook. In addition, Fitch’s Ratings, Inc. downgraded the U.K.’s long-term foreign and local currency issuer default ratings to AA with negative outlooks.

Despite all this turmoil, investors appeared to be opportunistically willing to take on some risk. By June 30, 2016 – barely a week after the historic vote – some markets were nearing their pre-Brexit levels and even ended the month in positive territory. In July, Theresa May succeeded Mr. Cameron as the U.K.’s prime minister and most central banks put Brexit concerns on hold as they discussed taking action to help protect their economies against incurring any potentially damaging blows. This coupled with a mostly positive corporate earnings season caused the markets to continue their rally.

For the period under review, the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index, which is the performance benchmark for the American Beacon Crescent Short Duration High Income Fund, gained 9.96%.

For the six months ended July 31, 2016:

•	American Beacon Crescent Short Duration High Income Fund (Investor Class) returned 7.26%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to take advantage of different asset classes.

Thank you for your continued investment in the American Beacon Funds. For additional information about our Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

July 31, 2016 (Unaudited)

The Investor Class of the American Beacon Crescent Short Duration High Income Fund (the “Fund”) returned 7.26% for the six-month period ending July 31, 2016. The Fund underperformed the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (the “Index”) return of 9.96% due primarily to its asset allocation among the available high yield sectors.

Total Returns for the Period ended July 31, 2016

	Ticker	6 Months*	1 Year	Since Inception 10/1/14
Institutional Class (1,3)	ACHIX	7.35%	2.81%	1.75%
Y Class (1,3)	ACHYX	7.41%	2.87%	1.67%
Investor Class (1,3)	ACHPX	7.26%	2.58%	1.44%
A Class with sales charge (1,3)	ACHAX	4.58%	(0.04)%	(0.06)%
A Class without sales charge (1,3)	ACHAX	7.25%	2.55%	1.35%
C Class with sales charge (1,3)	ACHCX	5.73%	0.70%	0.61%
C Class without sales charge (1,3)	ACHXC	6.73%	1.70%	0.61%
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (2)		9.96%	3.26%	2.55%

*	Not Annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.28%, 1.30%, 1.47%, 1.56%, and 2.37%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund invests primarily in traditional, unsecured high-yield securities; however, it has the added flexibility to invest in high-yield bank loan and private debt securities that are not in the Index. The sectors offer diversification and allow the sub-advisor to seek competitive returns over time with less volatility than that of the Index. During the six-month period ended July 31, 2016, the Fund’s allocation to bank loans was approximately 30% of portfolio assets, private debt was approximately 5%, and the remaining 65% was in traditional high-yield.

Bank loans are typically collateralized by assets and are higher in credit quality than unsecured high-yield bonds. As such, during periods of strong market performance, bank loan returns often lag those of traditional high yield. Conversely, when high-yield markets lag, bank loans generally outperform. The period was characterized by strong high-yield market performance, and the Fund’s underperformance is partially due to its exposure to bank loans.

Additionally during the period, the Fund was underweight in the commodity sectors - primarily energy and mining - which adversely affected performance as these were the highest-returning sectors in the Index. Stabilizing commodity prices drew investors back into these sectors after several quarters of avoidance. The Fund has been underweight since mid-2014 when commodity prices began to decline in general.

While the Fund’s relatively short performance record makes longer-term trends difficult to analyze, the sub-advisor’s consistent approach to short-duration, high-yield investing seeks to add value with less volatility than that of the Index. Diversification among the high-yield asset classes offers a distinct approach to investing in the category, but longer time periods are typically needed to properly assess relative returns.

2

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

July 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
Fly Leasing Ltd., 6.75%, Due 12/15/2020		1.1
Landry’s Holdings II, Inc., 10.25%, Due 1/1/2018, 144A		1.1
T-Mobile USA, Inc., 6.625%, Due 4/1/2023		1.1
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.250%, Due 2/15/2021		1.1
Ancestry.com Holdings LLC, 9.625%, Due 10/15/2018, 144A		1.1
ArcelorMittal, 6.50%, Due 3/1/2021		1.0
TPF II Power LLC, Syndicated Term Loan B, 5.50%, Due 10/2/2021		1.0
Capital Automotive LP, Second Lien Term Loan, 6.00%, Due 4/30/2020		1.0
Prime Security Services B. LLC, 1st Lien Term Loan, 5.00%, Due 7/1/2021		1.0
Magic Newco LLC, Term Loan, 5.00%, Due 12/12/2018		1.0

Total Fund Holdings	261

Sector Allocation (% Investments)
Service		33.4
Manufacturing		24.6
Finance		13.2
Energy		9.6
Consumer		4.8
Telecom		4.6
Cash Equivalent		4.1
Electric		3.1
Transportation		2.6

3

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

July 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period (or the inception date of the Fund) in each Class and held for the entire period from February 1, 2016 through July 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

July 31, 2016 (Unaudited)

Crescent Short Duration High Income Fund

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period* 2/1/16 - 7/31/16
Institutional Class
Actual	$1,000.00	$1,073.47	$4.38
Hypothetical **	$1,000.00	$1,020.64	$4.27
Y Class
Actual	$1,000.00	$1,074.10	$4.90
Hypothetical **	$1,000.00	$1,020.14	$4.77
Investor Class
Actual	$1,000.00	$1,072.60	$6.34
Hypothetical **	$1,000.00	$1,018.75	$6.17
A Class
Actual	$1,000.00	$1,072.54	$6.44
Hypothetical **	$1,000.00	$1,018.65	$6.27
C Class
Actual	$1,000.00	$1,067.34	$10.28
Hypothetical **	$1,000.00	$1,014.92	$10.02

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.85%, 0.95%, 1.23%, 1.25% and 2.00% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCKS - 0.04% (Cost $26)
ENERGY- 0.00%
Oil & Gas - 0.00%
Energy & Exploration Partners, Inc., Acquired 5/13/2016, Cost $3A K	3	$1

HEALTH CARE- 0.04%
Pharmaceuticals - 0.04%
Millennium Health, LLC, Acquired 1/13/2016, Cost $23 A B K	4,651	16

Total Common Stocks (Cost $26)		17

	Par Amount
	(000’s)
BANK LOAN OBLIGATIONS - 30.08%
Consumer - 2.44%
Albertsons LLC, First Lien, Term Loan B4, 4.50%, Due 8/25/2021C D	$211	212
Anchor Glass Container Corp., 2015 1st Lien Term Loan, 4.75%, Due 7/1/2022C D	52	52
B & G Foods, Inc., 2015 Term Loan B, 3.75%, Due 11/2/2022C D	114	115
Coty, Inc., Term Loan B, 3.75%, Due 10/27/2022C D	38	39
Dell, Inc., 2016 Term Loan B, 4.00%, Due 5/24/2023D	111	112
Maple Holdings Acquisition Corp., Term Loan B, 5.25%, Due 3/3/2023C D	95	95
NVA Holdings, Inc., First Lien Term Loan, 4.75%, Due 8/14/2021C D	186	186
Pinnacle Foods Finance LLC, Fourth Amendment Tranche I, 2.75%, Due 1/13/2023C	26	26
Revlon Consumer Products Corp., 2016 Term Loan B, 4.25%, Due 7/22/2023D	40	40
RSC Acquisition, Inc., Delayed Draw Term Loan, 6.25%, Due 11/30/2022, Acquired 11/30/2015, Cost $30 D K	11	11
RSC Acquisition, Inc., Term Loan, 6.25%, Due 11/30/2022, Acquired 11/30/2015, Cost $217 D K	238	235
Shearers Foods, Inc., Incremental Term Loan, 5.25%, Due 6/30/2021C D	10	10
Spectrum Brands, Inc., Term Loan, 3.50%, Due 6/23/2022C D	40	40

		1,173

Energy - 0.20%
Energy & Exploration Partners, Inc., 2016 2nd Lien PIK Term Loan, 5.00%, Due 5/13/2022, Acquired 5/13/2016, Cost $6 D K	6	6
Royal Holdings, Inc., 2015 1st Lien Term Loan, 4.50%, Due 6/19/2022C D	89	90

		96

Finance - 5.82%
Americold Realty Operating Partnership, L.P., 2016 First Lien Term Loan B, 5.75%, Due 12/1/2022, Acquired 6/17/2016 – 7/21/2016, Cost $78 D E K	77	78
Ascensus, Inc., Term Loan, 5.50%, Due 12/3/2022C D	30	30
Assuredpartners Capital, Inc., 2015 1st Lien Term Loan, 5.75%, Due 10/21/2022C D	174	174
Asurion LLC, Term Loan B4, 5.00%, Due 8/4/2022B C D	171	171
Capital Automotive LP, Second Lien Term Loan, 6.00%, Due 4/30/2020D E	500	501
Cision US Inc., First Lien Term Loan B, 7.00%, Due 6/16/2023D	100	95
DTZ U. S. Borrower LLC, 2015 First Lien Term Loan, 4.25%, Due 11/4/2021B C D	248	246
Higginbotham & Associates LLC, First Lien Term Loan, 6.25%, Due 11/25/2021, Acquired 11/25/2015, Cost $58 B D K	209	210
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021B D	246	247
iStar, Inc., 2016 Term Loan B, 5.50%, Due 7/1/2020C D	58	58
Kaufman Hall & Associates LLC, Initial Term Loan, 6.75%, Due 12/31/2020, Acquired 11/29/2015, Cost $238 B D K	242	234
MGM Growth Properties Operating Partnership LP, First Lien Term Loan B, 4.00%, Due 4/25/2023D E	75	76
MPH Acquisition Holdings LLC, 2016 Cov-Lite First Lien Term Loan, 5.00%, Due 6/7/2023B D	98	98
Onex Wizard US Acquisition, Inc., Term Loan, 4.25%, Due 3/13/2022D	277	277
Realogy Corp., Term Loan B, 3.75%, Due 7/20/2022C D	30	30
RPI Finance Trust, Term Loan B4, 3.50%, Due 11/9/2020D	99	99
Travelport Finance Luxembourg Sarl, Term Loan, 5.75%, Due 9/2/2021D	168	168

		2,792

Manufacturing - 8.29%
Avago Technologies Cayman Finance Ltd., 2016 Term Loan B1, 4.25%, Due 2/1/2023C D	85	85
BE Aerospace, Inc., 2014 Term Loan B, 3.75%, Due 12/16/2021C D	25	25

See accompanying notes

6

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
BMC Software Finance, Inc., US Borrower Term Loan, 5.00%, Due 9/10/2020D	$178	$163
Builders FirstSource, Inc., Term Loan B, 6.00%, Due 7/31/2022C D	199	199
CPI Acquisition, Inc., Term Loan B, 5.50%, Due 8/17/2022D	36	35
Epicor Software Corp., 1st Lien Bridge Loan, 4.75%, Due 6/1/2022C D	238	235
First Data Corp., 2021 Extended Dollar First Lien Term Loan, 4.44%, Due 3/24/2021C D	13	13
GCP Applied Technologies Inc., First Lien Term Loan B, 5.25%, Due 2/3/2022D	40	40
Global Brass & Copper, Inc., 2016 Term Loan B, 5.25%, Due 7/18/2023D	37	37
Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021B D	227	228
Huntsman International LLC, 2016 1st Lien Term Loan B, 4.25%, Due 4/1/2023B C D	100	100
Informatica Corp., Term Loan, 4.50%, Due 8/5/2022C D	347	342
MacDermid, Inc., Term Loan B3, 5.50%, Due 6/7/2020C D	25	25
Magic Newco LLC, Term Loan, 5.00%, Due 12/12/2018B D	491	493
Mediaocean LLC, 1st Lien Term Loan, 5.75%, Due 8/15/2022, Acquired 6/28/2016, Cost $148 D K	150	149
Murray Energy Corp., 2015 Term Loan B, 7.50%, Due 4/16/2020C D	93	68
Owens Illinois, Inc., 2015 Term Loan B, 3.50%, Due 9/1/2022C D	120	121
PQ Corp., First Lien Term Loan, 5.75%, Due 11/4/2022D	143	144
Reynolds Group Holdings, Inc., Term Loan, 4.25%, Due 2/1/2023D	100	100
Road Infrastructure Investment, 2016 1st Lien Term Loan, 5.00%, Due 6/13/2023D	68	68
Sensus USA Inc., 2016 Term Loan, 6.50%, Due 3/16/2023C D	110	110
Shoes For Crews, LLC, Term Loan, 6.00%, Due 10/27/2022B D	249	248
SI Organization Vencore, Inc., 5/14 First Lien Term Loan, 5.75%, Due 11/23/2019C D	75	75
Silver II U.S. Holdings LLC, Term Loan, 4.00%, Due 12/13/2019B C D	10	9
Sophia LP, 2015 First Lien Closing Date Term Loan B, 4.75%, Due 9/30/2022C D E	248	248
SS&C Technologies, Inc., 2015 First Lien Term Loan B1, 4.00%, Due 7/8/2022C D	32	32
SS&C Technologies, Inc., 2015 First Lien Term Loan B2, 4.00%, Due 7/8/2022C D	4	4
Strategic Partners, Inc., 2016 First Lien Term Loan, 6.25%, Due 6/9/2023, Acquired 6/24/2016, Cost $119 D K	120	120
Tank Intermediate Holding Corp., Term Loan A, 5.25%, Due 3/16/2022D	94	88
Univar, Inc., 2015 Term Loan, 4.25%, Due 7/1/2022C D	149	149
UTEX Industries, Inc., First Lien Term Loan, 5.00%, Due 5/22/2021D	48	33
Western Digital Corp., Term Loan B, 6.25%, Due 4/29/2023D	10	10
Zebra Technologies Corp., Term Loan B, 4.00%, Due 10/27/2021C D	186	187

		3,983

Service - 10.38%
Academy Ltd., 2015 Term Loan B, 5.00%, Due 7/1/2022C D	239	232
Affordable Care Holdings Corp., 2015 1st Lien Term Loan, 5.75%, Due 10/22/2022, Acquired 10/22/2022, Cost $49 C D K	50	50
Amneal Pharmaceuticals LLC, Second Incremental First Lien Term Loan, 4.50%, Due 11/1/2019B C D	115	115
ATI Holdings Acquisition, Inc., First Lien Initial Term Loan, 5.50%, Due 5/10/2023D	95	95
BJ’s Wholesale Club, Inc., 2013 1st Lien Term Loan B, 4.50%, Due 9/26/2019C D	40	40
Burger King - New Red Finance, Inc. 2015 Term Loan B, 3.75%, Due 12/10/2021C D	36	36
Carestream Health, Inc., Term Loan, 5.00%, Due 6/7/2019D	126	122
Charter Communications Operating LLC, 2016 Term Loan I, 3.50%, Due 1/24/2023C D	80	80
CHG Healthcare Services, Inc., Term Loan, 4.75%, Due 6/7/2023C D	75	75
CHS/Community Health Systems, Inc., Incremental 2021 First Lien Term Loan H, 4.00%, Due 1/27/2021C D	115	113
Computer Sciences Government Services, Inc., Term Loan B, 3.75%, Due 11/28/2022C D	34	34
Curo Health Services LLC, Term Loan, 6.50%, Due 2/7/2022B C D	116	116
DJO Finance LLC, 2015 Term Loan, 4.25%, Due 6/8/2020B C D	121	118
Dollar Tree, Inc., Term Loan B 1, 3.50%, Due 7/6/2022C D	93	93
Doosan Infracore International, Inc., Term Loan B, 4.50%, Due 5/28/2021D	62	62
ExamWorks Group, Inc., Term Loan, 4.75%, Due 6/8/2023D	39	39
First Data Corp., 2015 First Lien Term Loan, 4.238%, Due 7/8/2022C D	100	100
Hill-Rom Holdings, Inc., Term Loan B, 3.50%, Due 9/8/2022D	75	75
Hudson S Bay Company, Term Loan B, 4.75%, Due 9/30/2022C D	45	45
J.C. Penney Company, Inc., 2016 Term Loan B, 5.25%, Due 6/23/2023	81	81
Jaguar Holding Co., II 2015 Term Loan B, 4.25%, Due 8/18/2022C D	109	109
Men’s Wearhouse Inc., Term Loan B, 4.50%, Due 6/18/2021D	29	28

See accompanying notes

7

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Merrill Communications LLC, 2015 Term Loan, 6.25%, Due 6/1/2022, Acquired 5/29/2015 - 7/15/2015, Cost $304 B C D K	$307	$276
Midas Intermediate Holdco II LLC, Delayed Draw/Multi Draw Term Loan L, 4.50%, Due 8/18/2021B D	3	3
Midas Intermediate Holdco II LLC, Term Loan B, 4.50%, Due 8/18/2021B D	32	32
Neiman Marcus Group Ltd., LLC, Term Loan, 4.25%, Due 10/25/2020B C D	30	28
NMSC Holdings Inc., 1st Lien Term Loan, 6.00%, Due 4/19/2023D	73	74
Numericable U.S. LLC, Term Loan B7, 5.00%, Due 1/15/2024B C D	120	121
Ortho Clinical Diagnostics S.A., Term Loan, 4.75%, Due 6/30/2021D	432	417
Paradigm Acquisition Corp. Term Loan, 6.00%, Due 6/2/2022, Acquired 6/2/2015 - 1/6/2016, Cost $228 C D K	231	230
Petco Animal Supplies, Inc., 2016 Term Loan, 5.00%, Due 1/26/2023C D	67	67
Playpower, Inc., 2015 First Lien Term Loan, 5.75%, Due 6/23/2021, Acquired 3/4/2016, Cost $246 D K	249	246
Prime Security Services Borrower LLC, 1st Lien Term Loan, 4.75%, Due 7/1/2021B C D	498	501
Prospect Medical Holdings, Inc., First Lien Term Loan, 7.00%, Due 6/1/2022D	75	75
Rentpath, Inc., 1st Lien Term Loan, 6.25%, Due 12/17/2021D	121	113
Scientific Games International, Inc., Term Loan B 2, 6.00%, Due 10/1/2021D	150	150
Station Casinos LLC, 2016 Term Loan B, 3.75%, Due 6/8/2023C D	10	10
Survey Sampling International LLC, First Lien Term Loan B, 6.00%, Due 12/4/2020, Acquired 12/12/2014, Cost $122 B C D K	123	123
Survey Sampling International LLC, Second Lien Term Loan, 10.00%, Due 12/4/2021, Acquired 12/12/2014, Cost $123 B C D K	125	121
Tribune Media Company, Term Loan, 3.75%, Due 12/27/2020D	69	69
Univision Communications, Inc., Term Loan, 4.00%, Due 3/1/2020C D	81	81
USAGM Holdco LLC, 2015 Term Loan, 4.75%, Due 7/28/2022B C D	164	160
Valeant Pharmaceuticals International, Term Loan B, 5.00%, Due 4/1/2022C D	88	87
WEX Inc., Term Loan B, 4.25%, Due 7/1/2023C D	21	22
William Morris Endeavor Entertainment LLC, Term Loan B, 5.25%, Due 5/6/2021B D	122	122

		4,986

Telecommunications - 0.25%
LTS Buyer LLC, Term Loan B, 4.00%, Due 4/13/2020B C D	25	25
Neptune Finco Corp., 2015 Term Loan, 5.00%, Due 10/9/2022C D	71	72
T-Mobile USA, Inc., Term Loan B, 3.50%, Due 11/9/2022C D	25	25

		122

Transportation - 1.47%
American Airlines, Inc., Term Loan, 3.50%, Due 4/28/2023C D	30	30
American Tire Distributors, Inc., 2015 Term Loan, 5.25%, Due 9/1/2021D	394	385
Delta Air Lines, Inc., 2015 Term Loan B, 3.25%, Due 8/24/2022D	50	50
HD Supply, Inc., 2015 Term Loan B, 3.75%, Due 8/13/2021C D	149	149
XPO Logistics, Inc., First Lien Term Loan, 5.50%, Due 11/1/2021C D	93	94

		708

Utilities - 1.23%
Calpine Corp. 1st Lien Term Loan B5, 3.50%, Due 5/27/2022C D	60	60
Texas Competitive Electric Holdings Co., LLC, 2016 DIP Term Loan, 5.00%, Due 10/31/2017D	49	49
Texas Competitive Electric Holdings Co., LLC, 2016 DIP Term Loan C, 5.00%, Due 7/27/2023D	11	11
TPF II Power LLC, Syndicated Term Loan B, 5.50%, Due 10/2/2021B D	469	471
		591

Total Bank Loan Obligations (Cost $14,535)		14,451

CORPORATE OBLIGATIONS - 64.24%
Consumer - 2.25%
Central Garden & Pet Co., 6.125%, Due 11/15/2023	225	239
Cott Beverages, Inc., 5.375%, Due 7/1/2022	250	256
Newell Brands, Inc., 5.00%, Due 11/15/2023F	50	53
Spectrum Brands, Inc., 5.75%, Due 7/15/2025	250	270
Vector Group Ltd., Co., 7.75%, Due 2/15/2021	250	262

		1,080

Energy - 9.28%
Archrock Partners LP / Archrock Partners Finance Corp., 6.00%, Due 4/1/2021, Acquired 4/19/2016, Cost $194 E K	250	231
Bristow Group, Inc., 6.25%, Due 10/15/2022	200	142

See accompanying notes

8

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Carrizo Oil & Gas, Inc., 7.50%, Due 9/15/2020	$250	$249
Cenovus Energy, Inc., 6.75%, Due 11/15/2039	175	188
Cheasapeake Energy Corp., 8.00%, Due 12/15/2022F	50	44
Chesapeake Energy Corp., 6.625%, Due 8/15/2020	95	70
Continental Resources, Inc., 4.90%, Due 6/1/2044	450	359
CSI Compressco LP / Compressco Finance, Inc., 7.25%, Due 8/15/2022, Acquired 5/10/2016, Cost $115 E K	150	128
DCP Midstream LLC, 5.35%, Due 3/15/2020B F	75	75
Devon Energy Corp., 3.25%, Due 5/15/2022	125	122
EnCana Corp., 6.50%, Due 2/1/2038	400	404
Energy Transfer Equity LP, 7.50%, Due 10/15/2020E	100	108
Enlink Minstream Partner, 4.15%, Due 6/1/2025	200	188
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, Due 6/15/2024	250	238
Hilcorp Energy, 5.00%, Due 12/1/2024F	250	233
Lonestar Resources America, Inc., 8.75%, Due 4/15/2019, Acquired 2/2/2015, Cost $106 F K	150	66
QEP Resources, Inc., 6.875%, Due 3/1/2021	250	251
Sabine Pass Liquefaction LLC, 5.625%, Due 2/1/2021B	175	181
SM Energy Co., 5.625%, Due 6/1/2025	175	145
Southwestern Energy Co., 5.80%, Due 1/23/2020	150	146
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, Due 11/15/2019	200	199
Transocean, Inc., 8.125%, Due 12/15/2021	250	209
Weatherford Bermuda Company, 5.125%, Due 9/15/2020	250	235
WPX Energy, Inc., 7.50%, Due 8/1/2020	250	246

		4,457

Finance - 6.36%
Aircastle Ltd., 5.50%, Due 2/15/2022	25	27
American Equity Investment Life Holding Co., 6.625%, Due 7/15/2021	250	260
Argos Merger Sub, Inc., 7.125%, Due 3/15/2023F	375	391
Centene Corp., 6.125%, Due 2/15/2024	75	81
CIT Group, Inc., 5.00%, Due 8/1/2023	300	316
Fly Leasing Ltd., 6.75%, Due 12/15/2020, Acquired 10/1/2014, Cost $521 K	500	509
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, Due 8/1/2020E	125	125
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, Due 8/1/2021, Acquired 7/10/2015, Cost $88 F G K	90	82
OneMain Financial Holdings, Inc., 6.75%, Due 12/15/2019F	400	404
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc., 7.25%, Due 1/15/2018, Acquired 10/27/2014, Cost $260 B F K	250	251
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, Due 4/15/2023E	350	354
Royal Bank of Scotland Group PLC, 4.70%, Due 7/3/2018H	250	257

		3,057

Manufacturing - 16.57%
Alcoa Inc., 5.40%, Due 4/15/2021	300	319
Allly Financial, Inc., 3.75%, Due 11/18/2019	450	457
Anglo American Capital Co., 4.875%, Due 5/14/2025F	200	195
Anixter, Inc., 5.50%, Due 3/1/2023	175	184
ArcelorMittal, 6.50%, Due 3/1/2021C	450	474
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, Due 5/15/2023F H	50	50
CalAtlantic Group, Inc., 5.25%, Due 6/1/2026	35	35
Credit Acceptance Corp., 6.125%, Due 2/15/2021	375	370
Entegris, Inc., 6.00%, Due 4/1/2022F	250	257
Equinix, Inc.,
5.375%, Due 1/1/2022	250	263
5.375%, Due 4/1/2023	125	131
Fiat Chrysler Automobiles N.V., 5.25%, Due 4/15/2023	150	152
First Data Corp., 7.00%, Due 12/1/2023F	125	129
First Quantum Minerals Ltd.,
7.25%, Due 10/15/2019F	50	47
6.75%, Due 2/15/2020F	100	92
FMG Resources August 2006 Property Ltd.,
9.75%, Due 3/1/2022F	100	112
6.875%, Due 4/1/2022F	100	98
Freeport McMoran Inc., 2.30%, Due 11/14/2017	100	100
Freeport-McMoRan Copper & Gold, Inc., 3.55%, Due 3/1/2022	450	385
Gibraltar Industries, Inc., 6.25%, Due 2/1/2021	250	258

See accompanying notes

9

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Goodyear Tire & Rubber Co., 5.00%, Due 5/31/2026	$150	$158
Huntsman International Co., 5.125%, Due 11/15/2022	250	254
INEOS Group Holdings S.A., 5.625%, Due 8/1/2024F	250	247
Lear Corp., 5.25%, Due 1/15/2025	250	267
Lennar Corp., 4.875%, Due 12/15/2023	75	77
NCI Building Systems, Inc., 8.25%, Due 1/15/2023F	250	273
PaperWorks Industries, Inc., 9.50%, Due 8/15/2019, Acquired 9/11/2015, Cost $247 F K	250	237
Perstorp Holding AB, 8.75%, Due 5/15/2017F	75	75
Platform Specialty Products Corp., 6.50%, Due 2/1/2022F	375	325
PQ Corp., 6.75%, Due 11/15/2022F	75	79
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.25%, Due 2/15/2021B	500	521
Springs Industries, Inc., 6.25%, Due 6/1/2021	375	388
Standard Industries, Inc., 5.375%, Due 11/15/2024F	250	262
Teck Resources Ltd., 4.50%, Due 1/15/2021	150	136
United States Steel Corp.,
6.875%, Due 4/1/2021, Acquired 4/15/2016, Cost $17 K	21	20
8.375%, Due 7/1/2021F	200	218
7.50%, Due 3/15/2022	50	48
Zebra Technologies Corp., 7.25%, Due 10/15/2022, Acquired 6/24/2015, Cost $272 K	250	267

		7,960

Service - 22.67%
Ahern Rentals, Inc., 7.375%, Due 5/15/2023F	125	88
Ancestry.com Holdings LLC, 9.625%, Due 10/15/2018, Acquired 6/2/2014, Cost $506 B F I K	500	510
Ashtead Capital, Inc., 5.625%, Due 10/1/2024F	375	389
Block Communications, Inc., 7.25%, Due 2/1/2020, Acquired 11/10/2014, Cost $471 F K	450	456
Cable One, Inc., 5.75%, Due 6/15/2022F	75	78
Cablevision Systems Corp., 7.75%, Due 4/15/2018	250	268
Cardtronics, Inc., 5.125%, Due 8/1/2022	250	252
Community Health Systems, Inc., 8.00%, Due 11/15/2019	350	336
DISH DBS Corp., 5.125%, Due 5/1/2020	250	256
Dollar Tree, Inc., 5.75%, Due 3/1/2023	250	270
Emerald Expositions Holding, Inc., 9.00%, Due 6/15/2021F	100	103
EMI Music Publishing Group N. America Holdings, Inc., 7.625%, Due 6/15/2024F	125	134
FelCor Lodging LP, 5.625%, Due 3/1/2023E	175	179
HealthSouth Corp., 5.75%, Due 11/1/2024	375	389
Herc Rentals, Inc., 7.50%, Due 6/1/2022F	300	304
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, Due 10/15/2021B	250	259
Horizon Pharma Financing, Inc., 6.625%, Due 5/1/2023	40	39
IHS Markit, Ltd., 5.00%, Due 11/1/2022F	325	334
JC Penney Corp, Inc., 5.875%, Due 7/1/2023F	225	231
Kinetic Concepts Inc / KCI USA, Inc., 10.50%, Due 11/1/2018	150	153
Lamar Media Corp., Co., 5.75%, Due 2/1/2026F	200	215
Landry’s Holdings II, Inc., 10.25%, Due 1/1/2018F	500	509
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, Due 10/15/2023B F	350	336
Mednax, Inc., 5.25%, Due 12/1/2023F	225	235
NCL Corp., Ltd.,
5.25%, Due 11/15/2019F	125	128
4.625%, Due 11/15/2020F	200	202
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, Due 4/15/2022B F	250	258
Numericable Group S.A., 6.00%, Due 5/15/2022F	250	244
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, Due 2/15/2018B F	250	251
Pinnacle Entertainment, Inc., 5.625%, Due 5/1/2024F	125	128
Rite Aid Corp., 6.75%, Due 6/15/2021	250	263
Sabre GLBL, Inc., 5.25%, Due 11/15/2023F	75	79
Sinclair Television Group, Inc., 5.375%, Due 4/1/2021	250	260
Sirius XM Radio, Inc.,
5.875%, Due 10/1/2020F	175	181
6.00%, Due 7/15/2024F	250	266
TEGNA, Inc., 4.875%, Due 9/15/2021F	135	140
Tenet Healthcare Corp., 5.00%, Due 3/1/2019	250	241
Tops Holding LLC / Tops Markets II Corp., 8.00%, Due 6/15/2022B F	200	174
United Rentals North America, Inc., 6.125%, Due 6/15/2023	375	392

See accompanying notes

10

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Universal Health Services, Inc., 4.75%, Due 8/1/2022F	$350	$361
Univision Communications, Inc., 5.125%, Due 5/15/2023F	175	180
Valeant Pharmaceuticals International, Inc., 6.125%, Due 4/15/2025F	350	290
Virgin Media Secured Finance PLC, 5.375%, Due 4/15/2021F H	225	234
VTR Finance BV, 6.875%, Due 1/15/2024F	290	299

		10,894

Telecommunications - 4.23%
Altice Luxembourg S.A., 7.75%, Due 5/15/2022F	200	203
CenturyLink, Inc., 7.50%, Due 4/1/2024	200	214
CyrusOne LP / CyrusOne Finance Corp., 6.375%, Due 11/15/2022E	250	262
Frontier Communications Corp.,
7.125%, Due 3/15/2019	250	267
8.875%, Due 9/15/2020	75	81
Hughes Satellite Systems Corp., 5.25%, Due 8/1/2026F	100	100
Level 3 Financing, Inc., 5.375%, Due 1/15/2024	250	262
Sprint Nextel Corp., 6.00%, Due 11/15/2022	125	107
T-Mobile USA, Inc., 6.625%, Due 4/1/2023	500	536

		2,032

Transportation - 1.09%
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, Due 2/15/2019, Acquired 7/1/2015, Cost $234 B F K	250	226
XPO Logistics, Inc., 6.50%, Due 6/15/2022F	300	297

		523

Utilities - 1.79%
AES Corp., 5.50%, Due 3/15/2024	250	258
Calpine Corp., 5.375%, Due 1/15/2023	300	299
NRG Energy, Inc., 6.625%, Due 3/15/2023	300	303

		860

Total Corporate Obligations (Cost $30,312)		30,863

	Shares
SHORT-TERM INVESTMENTS - 3.06% (Cost $1,469)
American Beacon U.S. Government Money Market Select Fund, Select ClassJ	1,469,231	1,469

TOTAL INVESTMENTS - 97.41% (Cost $46,342)		46,800
OTHER ASSETS, NET OF LIABILITIES - 2.59%		1,245

TOTAL NET ASSETS - 100.00%		$48,045

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	LLC - Limited Liability Company.
C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D	Term Loan.
E	LP - Limited Partnership.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $12,457 or 25.93% of net assets. The Fund has no right to demand registration of these securities.
G	LLLP - Limited Liability Limited Partnership.
H	PLC - Public Limited Company.
I	PIK - Payment in Kind.
J	The Fund is affiliated by having the same investment advisor.
K	Illiquid security. At period end, the amount of illiquid securities was $12,177 or 25.34% of net assets.

See accompanying notes

11

American Beacon Crescent Short Duration High Income FundSM

Statement of Assets and Liabilities

July 31, 2016 (Unaudited) (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$45,331
Investments in affiliated securities, at fair value B	1,469
Cash	5
Receivable for investments sold	2,467
Receivable for fund shares sold	10
Dividends and interest receivable	630
Receivable for expense reimbursement (Note 2)	21
Prepaid expenses	45

Total assets	49,978

Liabilities:
Payable for investments purchased	1,791
Payable for fund shares redeemed	70
Dividends payable	8
Management and investment advisory fees payable	32
Transfer agent fees payable	1
Custody and fund accounting fees payable	7
Professional fees payable	20
Prospectus and shareholder reports fees payable	2
Other liabilities	2

Total liabilities	1,933

Net assets	$48,045

Analysis of Net Assets:
Paid-in-capital	50,645
Accumulated net realized (loss)	(3,058)
Unrealized appreciation of investments	458

Net assets	$48,045

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,814,730

Y Class	749,990

Investor Class	354,684

A Class	117,710

C Class	50,325

Net assets (not in thousands):
Institutional Class	$36,028,109

Y Class	$7,079,853

Investor Class	$3,351,019

A Class	$1,110,929

C Class	$475,168

Net asset value, offering and redemption price per share:
Institutional Class	$9.44

Y Class	$9.44

Investor Class	$9.45

A Class	$9.44

A Class (offering price)	$9.68

C Class	$9.44

A Cost of investments in unaffiliated securities	$44,873
B Cost of investments in affiliated securities	$1,469

See accompanying notes

12

American Beacon Crescent Short Duration High Income FundSM

Statement of Operations

For the Six Months Ended July 31, 2016 (in thousands) (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)	$1
Dividend income from affiliated securities	2
Interest income	1,358

Total investment income	1,361

Expenses:
Management and investment advisory fees (Note 2)	132
Administrative service fees (Note 2):
Institutional Class	35
Y Class	6
Investor Class	4
A Class	1
Transfer agent fees:
Institutional Class	2
Investor Class	1
Custody and fund accounting fees	26
Professional fees	37
Registration fees and expenses	26
Service fees (Note 2):
Y Class	3
Investor Class	4
A Class	1
Distribution fees (Note 2):
A Class	1
C Class	2
Prospectus and shareholder report expenses	4
Trustee fees	2
Other expenses	3

Total expenses	290

Net fees waived and expenses reimbursed (Note 2)	(74)

Net expenses	216

Net investment income	1,145

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(1,382)
Change in net unrealized appreciation (depreciation) of:
Investments	3,638

Net gain from investments	2,256

Net increase in net assets resulting from operations	$3,401

See accompanying notes

13

American Beacon Crescent Short Duration High Income FundSM

Statement of Changes in Net Assets (in thousands)

	Crescent Short Duration High Income Fund
	Six Months Ended July 31, 2016	Year Ended January 31, 2016
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,145	$2,170
Net realized gain (loss) from investments,	(1,382)	(1,364)
Change in net unrealized appreciation or (depreciation) from investments	3,638	(2,382)

Net increase (decrease) in net assets resulting from operations	3,401	(1,576)

Distributions to Shareholders:
Net investment income:
Institutional Class	(876)	(1,759)
Y Class	(158)	(272)
Investor Class	(80)	(100)
A Class	(24)	(32)
C Class	(8)	(7)

Net distributions to shareholders	(1,146)	(2,170)

Capital Share Transactions:
Proceeds from sales of shares	3,275	34,659
Reinvestment of dividends and distributions	1,097	2,131
Cost of shares redeemed	(9,086)	(16,928)

Net increase (decrease) in net assets from capital share transactions	(4,714)	19,862

Net increase (decrease) in net assets	(2,459)	16,116

Net Assets:
Beginning of period	50,504	34,388

End of Period *	$48,045	$50,504

* Includes undistributed (overdistributed) net investment income	$—	$—

See accompanying notes

14

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of July 31, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing directly or through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of the financial statements. The Funds are investment companies, and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

15

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Dividends to Shareholders

Dividends from net investment income of the Fund generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operation, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016 the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Fund pays the unaffiliated investment advisor hired to direct investment activities of the Fund. Management fees paid by the Fund during the six months ended July 31, 2016 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Crescent	0.55%	$132	$96	$36

16

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the six months ended July 31, 2016, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Crescent	$1,020

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may

17

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended July 31, 2016, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager agreed to reimburse the Fund to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the six months ended July 31, 2016, the Manager waived or reimbursed expenses as follows:

		Expense Cap	Reimbursed
Fund	Class	2/1/16 to 7/31/16	Expenses	Expiration
Crescent	Institutional	0.85%	$57,293	2020
Crescent	Y	0.95%	10,336	2020
Crescent	Investor	1.23%	3,965	2020
Crescent	A	1.25%	1,690	2020
Crescent	C	2.00%	702	2020

Of these amounts, $20,947 was receivable from the Manager for the Crescent Fund at July 31, 2016. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the six months ended July 31, 2016, the Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expenses	Expiration of Reimbursed Expenses
Crescent	$—	$180,253	$—	2019
Crescent	—	167,017	—	2018

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the six months ended July 31, 2016, Foreside collected $118 for the Crescent Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the six months ended July 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended July 31, 2016, CDSC fees of $290 were collected for the Crescent Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

18

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 securities, as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

19

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

20

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2016, the investments were classified as described below (in thousands):

Crescent Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$17	$—	$—	$17
Bank Loan Obligations	—	13,984	467	14,451
Corporate Obligations	—	30,863	—	30,863
Short-Term Investments – Money Market Funds	1,469	—	—	1,469

Total Investments in Securities	$1,486	$44,847	$467	$46,800

*	Refer to the Schedules of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of July 31, 2016, there were no transfers between levels for the Crescent Fund.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

	Bank Loan Obligations
Balance as of 1/31/2016	$483
Net purchases	6
Net sales	(23)
Realized gain (loss)	—	(2)
Change in unrealized appreciation (depreciation)	1
Transfer into Level 3	—
Transfer out of Level 3	—

Balance as of 7/31/2016	467

Change in unrealized at period end(1)	$1

(1)	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.
(2)	Amount is less than $500.

The bank loan obligations classified as Level 3 were valued using single broker quotes. These securities are included in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

4. Securities and Other Investments

Pay-In-Kind Securities

The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the

21

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the period ended July 31, 2016 are disclosed in the Notes to the Schedule of Investments.

Floating Rate Loan Interests

The Crescent Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations.

22

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear a proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular country or company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

23

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax year ended January 31, 2015 and 2016 are subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

Crescent Fund	Six months ended July 31, 2016	Year ended January 31, 2016
	(unaudited)
Distributions paid from:
Ordinary income(2)
Institutional Class	$876	$1,759
Y Class	158	272
Investor Class	80	100
A Class	24	32
C Class	8	7

Total distributions paid	$1,146	$2,170

As of July 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows (in thousands):

Crescent Fund
Cost basis of investments for federal income tax purposes	$46,394

Unrealized appreciation	1,064
Unrealized depreciation	(658)

Net unrealized appreciation (depreciation)	406

Undistributed ordinary income	8

Undistributed long-term capital gains	—
Accumulated capital and other losses	(3,006)
Other temporary differences	(8)

Distributable earnings (deficits)	$(2,600)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from dividends that have been reclassed as of July 31, 2016 (in thousands):

Crescent Fund
Paid-in-capital	$(1)
Undistributed net investment income	1
Accumulated net realized gain (loss)	—
Unrealized appreciation (depreciation) of investments and futures contracts	—

24

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Fund are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the six-months ended July 31, 2016, the Crescent Fund has $1,519 of short-term capital loss carryforwards and $1,487 of long-term capital loss carryforwards (in thousands).

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations, for the six month ended July 31, 2016 were (in thousands):

	Purchases	Sales
Crescent Fund	$20,718	$23,127

A summary of the Fund’s transactions in the USG Select Fund for the six months ended July 31, 2016 are as follows:

Type of Transaction	January 31, 2016 Shares/Fair Value	Purchases	Sales	July 31, 2016 Shares/Fair Value	Dividend Income
Direct	$—	$13,067	$11,598	$1,469	$2

8. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Six Months Ended July 31, 2016

	Institutional Class		Y Class		Investor Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	83	$766	226	$2,101	24	$218
Reinvestment of dividends	94	874	15	137	6	59
Shares redeemed	(468)	(4,299)	(433)	(3,943)	(71)	(654)

Net (decrease) in shares outstanding	(291)	$(2,659)	(192)	$(1,705)	(41)	$(377)

	A Class		C Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	5	$42	16	$148
Reinvestment of dividends	2	21	1	6
Shares redeemed	(4)	(36)	(17)	(154)

Net increase in shares outstanding	3	$27	—	$—

25

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

For the Year Ended January 31, 2016

	Institutional Class		Y Class		Investor Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,754	$16,841	1,231	$11,854	412	$3,981
Reinvestment of dividends	185	1,755	28	268	8	74
Shares redeemed	(1,335)	(12,827)	(327)	(3,065)	(44)	(417)

Net increase in shares outstanding	604	$5,769	932	$9,057	376	$3,638

	A Class		C Class
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	146	$1,414	61	$569
Reinvestment of dividends	3	28	1	6
Shares redeemed	(44)	(424)	(21)	(195)

Net increase in shares outstanding	105	$1,018	41	$380

9. Change in Independent Registered Public Accounting Firm (Unaudited)

The Fund engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending January 31, 2017. PwC replaces Ernst & Young LLP (“EY”), the Fund’s previous independent registered public accounting firm. The change in accountants was approved by the Audit Committee of the Board on June 8, 2016. During the periods that EY served as the independent registered public accounting firm through January 31, 2016, EY’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

26

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27

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months		Year Ended	October 1E to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$9.01		$9.68	$10.00

Income from investment operations:
Net investment income	0.23		0.47	0.16
Net gains (losses) from investments (both realized and unrealized)	0.43		(0.67)	(0.32)

Total income (loss) from investment operations	0.66		(0.20)	(0.16)

Less distributions:
Dividends from net investment income	(0.23)		(0.47)	(0.16)
Distributions from net realized gains	—		—	—

Total distributions	(0.23)		(0.47)	(0.16)

Net asset value, end of period	$9.44		$9.01	$9.68

Total return A	7.35	%B	(2.23)%	(1.65	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$36,028		$36,972	$33,903
Ratios to average net assets:
Expenses, before reimbursements	1.17	%C	1.27%	2.24	%C
Expenses, net of reimbursements	0.85	%C	0.85%	0.85	%C
Net investment income, before reimbursements	4.59	%C	4.41%	3.37	%C
Net investment income, net of reimbursements	4.91	%C	4.83%	4.76	%C
Portfolio turnover rate	46	%B	72%	31	%D

	Y Class
	Six Months		Year Ended	October 1E to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$9.00		$9.68	$10.00

Income from investment operations:
Net investment income	0.22		0.46	0.15
Net gains (losses) from investments (both realized and unrealized)	0.44		(0.68)	(0.32)

Total income (loss) from investment operations	0.66		(0.22)	(0.17)

Less distributions:
Dividends from net investment income	(0.22)		(0.46)	(0.15)
Distributions from net realized gains	—		—	—

Total distributions	(0.22)		(0.46)	(0.15)

Net asset value, end of period	$9.44		$9.00	$9.68

Total return A	7.41	%B	(2.39)%	(1.68	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$7,080		$8,482	$99
Ratios to average net assets:
Expenses, before reimbursements	1.26	%C	1.29%	7.71	%C
Expenses, net of reimbursements	0.95	%C	0.95%	0.95	%C
Net investment income (loss), before reimbursements	4.48	%C	4.80%	(2.11	)%C
Net investment income, net of reimbursements	4.80	%C	5.14%	4.64	%C
Portfolio turnover rate	46	%B	72%	31	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from October 1, 2014 to January 31, 2015.
E	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.

28

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months		Year Ended	October 1E to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$9.01		$9.69	$10.00

Income from investment operations:
Net investment income	0.21		0.44	0.14
Net gains (losses) from investments (both realized and unrealized)	0.44		(0.68)	(0.31)

Total income (loss) from investment operations	0.65		(0.24)	(0.17)

Less distributions:
Dividends from net investment income	(0.21)		(0.44)	(0.14)
Distributions from net realized gains	—		—	—

Total distributions	(0.21)		(0.44)	(0.14)

Net asset value, end of period	$9.45		$9.01	$9.69

Total return A	7.26	%B	(2.67)%	(1.67	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,351		$3,560	$190
Ratios to average net assets:
Expenses, before reimbursements	1.46	%C	1.46%	6.21	%C
Expenses, net of reimbursements	1.23	%C	1.23%	1.23	%C
Net investment income (loss), before reimbursements	4.30	%C	4.44%	(0.41	)%C
Net investment income, net of reimbursements	4.53	%C	4.68%	4.57	%C
Portfolio turnover rate	46	%B	72%	31	%D

	A Class
	Six Months		Year Ended	October 1E to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$9.00		$9.68	$10.00

Income from investment operations:
Net investment income	0.21		0.43	0.14
Net gains (losses) from investments (both realized and unrealized)	0.44		(0.68)	(0.32)

Total income (loss) from investment operations	0.65		(0.25)	(0.18)

Less distributions:
Dividends from net investment income	(0.21)		(0.43)	(0.14)
Distributions from net realized gains	—		—	—

Total distributions	(0.21)		(0.43)	(0.14)

Net asset value, end of period	$9.44		$9.00	$9.68

Total return A	7.25	%B	(2.71)%	(1.78	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,111		$1,033	$98
Ratios to average net assets:
Expenses, before reimbursements	1.57	%C	1.55%	7.97	%C
Expenses, net of reimbursements	1.25	%C	1.25%	1.25	%C
Net investment income (loss), before reimbursements	4.19	%C	4.28%	(2.37	)%C
Net investment income, net of reimbursements	4.51	%C	4.59%	4.36	%C
Portfolio turnover rate	46	%B	72%	31	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from October 1, 2014 to January 31, 2015.
E	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.

29

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2016		Year Ended January 31, 2016	October 1 E to January 31, 2015

	(unaudited)
Net asset value, beginning of period	$9.00		$9.68	$10.00

Income from investment operations:
Net investment income	0.17		0.36	0.12
Net gains (losses) from investments (both realized and unrealized)	0.44		(0.68)	(0.32)

Total income (loss) from investment operations	0.61		(0.32)	(0.20)

Less distributions:
Dividends from net investment income	(0.17)		(0.36)	(0.12)
Distributions from net realized gains	—		—	—

Total distributions	(0.17)		(0.36)	(0.12)

Net asset value, end of period	$9.44		$9.00	$9.68

Total return A	6.73	%B	(3.40)%	(2.03	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$475		$457	$98
Ratios to average net assets:
Expenses, before reimbursements	2.33	%C	2.36%	8.70	%C
Expenses, net of reimbursements	2.00	%C	2.00%	2.00	%C
Net investment income (loss), before reimbursements	3.43	%C	3.76%	(3.12	)%C
Net investment income, net of reimbursements	3.75	%C	4.12%	3.59	%C
Portfolio turnover rate	46	%B	72%	31	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from October 1, 2014 to January 31, 2015.
E	October 1, 2014 is the inception date of the Crescent Short Duration High Income Fund.

30

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014, and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Crescent Short Duration High Income Fund (“Fund”); and

(2) a new Investment Advisory Agreement (“New Advisory Agreement”) among the Manager, the Trust, on behalf of the Fund, and Crescent Capital Group LP (“Crescent” or “Sub-Advisor”.)

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreement (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (“Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the prior Management Agreement (“Prior Management Agreement”) between the Manager and the Trust, on behalf of the Fund, and the prior Investment Advisory Agreement (“Prior Advisory Agreement”) among the Manager, the Trust, on behalf of the Fund, and Crescent provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Prior Management Agreement and the Prior Advisory Agreement (together, the “Prior Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Fund. Additionally, the Board considered that it had requested and evaluated the information relevant to the approval of the Prior Management Agreement and Prior Advisory Agreement at in-person meetings held in June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or the Sub-Advisor since the June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Prior Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Fund’s fee structure, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Fund;

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Fund’s Chief Compliance Officer;

•	a discussion of any potential material changes to the Prior Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Fund as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Fund; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisor for the June 2014 meetings in connection with the initial approval of the Prior Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Fund and its shareholders.

In determining whether to approve the New Agreements on December 10, 2014, the Trustees considered the best interests of the Fund. The Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Prior Agreements in June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the Sub-Advisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the Sub-Advisor from its relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and the Sub-Advisor to provide the same services to the Fund on substantially the same terms as the Prior Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which the Fund’s assets are managed. The Board also considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Fund; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Fund’s shares and add new series to the Trust and share classes to the Fund’s product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Fund’s service providers or Sub-Advisor. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisor since the Board’s consideration of the Prior Agreements in June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisor were appropriate for the Fund and, thus, determined to approve the New Agreements for the Fund.

Investment Performance. The Board considered its review of the comparative information regarding the Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Prior Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisor.

Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager with respect to the Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Fund or the Manager’s fee waivers currently in place with respect to the Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Prior

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Agreements in June 2014. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements in June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by the Sub-Advisor from its relationship with the Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and the Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Fund would pay the same fee rates to the Manager under the New Management Agreement as the Fund currently pays under the Prior Management Agreement. The Board also considered that the Fund would pay the same investment advisory fee rate to the Sub-Advisor under the New Advisory Agreement as the Fund pays under the Prior Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements in June 2014, the Board concluded that the Manager’s fee schedule for the Fund, and the Sub-Advisor’s fee schedule for the Fund, provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Fund. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisor as a result of its advisory relationship with the Fund would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements in June 2014, the Board concluded that the potential benefits accruing to the Manager under the New Management Agreement and the Sub-Advisor under the New Advisory Agreement, by virtue of the Manager’s and the Sub-Advisor’s relationship with the Fund, appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Sub-Advisor, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Fund, and approved the New Agreements.

Approval of Management Agreement for the Fund in March 2016

At its March 3-4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between the Manager and the Trust, on behalf of the Fund. The New Agreement combines the terms of the Fund’s prior management agreement and administration agreement and establishes a standardized fee schedule for four categories of funds, which include fee schedule breakpoints. The Board considered that, with respect to the Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Fund’s management agreement because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Fund by the Manager at in-person meetings held on

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

June 2-3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014, and approved the prior management agreement at its in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Fund. The Board also considered that the fee rate payable by the Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Fund and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of the Fund.

Renewal and Approval of the Management Agreement and Investment Advisory Agreement of the Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8, meeting, approved the renewal of: (1) the Management Agreement between the Manager and the Trust on behalf of the Fund; and (2) the investment advisory agreement (the “Investment Advisory Agreement”) among the Manager, the Trust, on behalf of the Fund, and Crescent (“subadvisor”). The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and the Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Fund, as applicable, and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreement. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Management Agreement and the Investment Advisory Agreement on behalf of the Fund, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s commitment to enhance the Fund’s product line and increase assets in the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual Fund level, with some series of the Trusts being profitable for the Manager and with the Manager sustaining losses with respect to other series of the Trusts. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the series of the Trusts, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the series of the Trusts.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain series of the Trusts and share classes that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain series of the Trusts. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. The Board also considered the Manager’s representation that many of the series of the Trusts benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many series of the Trusts benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In addition, the Manager noted that the Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement and Investment Advisory Agreement with Crescent for the Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	4th Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking - Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2016)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	4th Quintile

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Trustees also considered: (1) Information provided by Crescent that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that the Fund has been in operation and its performance record since inception relative to its applicable benchmark index.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

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Delivery of Documents

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To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Crescent Short Duration High Income Fund are service marks of American Beacon Advisors, Inc.

SAR 7/16

American Beacon®
FUNDS

# 2016 SEMI-ANNUAL REPORT

## JULY 31, 2016

GLG TOTAL RETURN FUND

GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GLG TOTAL RETURN FUND Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater erect on the value of the Fund. GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisors’ strategies and the Funds’ portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2016

President’s Message

Dear Shareholders,

During the six-month period ended July 31, 2016, patchy economic growth and the “Brexit” referendum set the stage for volatile markets around the globe. China’s slowing growth escalated concerns for global markets and, as a result, many central banks decided to continue or expand their economic stimulation policies. In March 2016, the Bank of Japan pushed its rates into negative territory and the European Central Bank cut a key rate to zero.

Then on Friday, June 24, 2016, Great Britain’s announcement that 52% of its voters favored leaving the European Union shook global financial markets. The Brexit referendum fallout was swift and significant. British Prime Minister David Cameron announced his resignation, the British pound sterling nose-dived approximately 12% against the dollar, the euro fell 1.4% against the dollar and the price of gold climbed 4.7% to a two-year high. Global markets reacted to the Brexit news with a selling frenzy. In the U.S., the Dow Jones industrial average dropped 611.21 points, or 3.4%, which wiped out year-to-date gains; the S&P 500 Index fell 3.6%; and the NASDAQ Composite Index sank 4.1%. That very same day, Moody’s Investors Service changed the U.K.’s long-term issuer and debt ratings to negative from stable, and affirmed both ratings at Aa1. On Monday, June 27, 2016, Standard & Poor’s Global Ratings stripped the U.K. of its impeccable AAA credit rating, reducing it to AA with a negative outlook. In addition, Fitch’s Ratings, Inc. downgraded the U.K.’s long-term foreign and local currency issuer default ratings to AA with negative outlooks.

Despite all this turmoil, investors appeared to be opportunistically willing to take on some risk. By June 30, 2016 – barely a week after the historic vote – some markets were nearing their pre-Brexit levels and even ended the month in positive territory. In July, Theresa May succeeded Mr. Cameron as the U.K.’s prime minister and most central banks put Brexit concerns on hold as they discussed taking action to help protect their economies against incurring any potentially damaging blows. This coupled with a mostly positive corporate earnings season caused the markets to continue their rally.

•	From its inception on May 20, 2016, through July 31, 2016, the American Beacon GLG Total Return Fund (Investor Class) returned 2.25%. The Fund’s benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index, returned 0.11%.

•	For the six months ended July 31, 2016, the American Beacon Global Evolution Frontier Markets Income Fund (Investor Class) returned 10.40%. The JPMorgan EMBI Global Diversified Index, which is the performance benchmark for the Fund, gained 12.50%.

American Beacon Advisors identifies and partners with experienced asset managers from across all asset classes to help protect our shareholders’ portfolios over the long term. We are proud to offer a variety of funds that allow investors to take advantage of different asset classes.

Thank you for your continued investment in the American Beacon Funds. For additional information about our Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

American Beacon GLG Total Return FundSM

Performance Overview

July 31, 2016 (Unaudited)

The Investor Class of the American Beacon GLG Total Return Fund (the “Fund”) returned 2.25% for the period ending July 31, 2016. The Fund outperformed the BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index (the “Index”) return of 0.11% for the same period. The Fund’s inception was in May 2016, and it does not have a full six months of performance as of this semi-annual period.

Total Returns for the Period ended July 31, 2016

		Since Inception
	Ticker	5/20/2016
Institutional Class (1,3)	GLGIX	2.35%
Y Class (1,3)	GLGYX	2.35%
Investor Class (1,3)	GLGPX	2.25%
Ultra Class (1,3)	GLGUX	2.35%
A Class with sales charge (1,3)	GLGAX	-2.62%
A Class without sales charge (1,3)	GLGAX	2.25%
C Class with sales charge (1,3)	GLRCX	1.15%
C Class without sales charge (1,3)	GLRCX	2.15%
BofA Merrill Lynch 3-Month Libor Constant Maturity Index (2)		0.11%

*	Not Annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (at a yield equal to the current day fixing rate) and rolled into a new instrument.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Ultra, A, and C Class shares was 1.66%, 1.76%, 2.04%, 1.56%, 2.06 and 2.81%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Given recent headlines, however, note that the Fund did hold a position in very short-dated (2 year) U.S. dollar denominated Turkish government securities. News of an attempted coup in mid-July increased the level of uncertainty in Turkish markets, caused international investors to seek protection, and led to credit rating downgrades. Fortunately, the Fund’s holdings are very short dated, and the volatility was limited.

Given the Fund’s short performance record, relative returns are difficult to analyze. The sub-advisor’s consistent top-down and bottom-up approaches to emerging-market fixed-income investing seek to add value over market cycles with less volatility than that of common indices.

American Beacon GLG Total Return FundSM

Performance Overview

July 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)

Colombia Government Bond, 7.375%, Due 3/18/2019		10.5
Petroleos Mexicanos, 3.50%, Due 7/18/2018		9.6
Indonesia Government Bond, 11.625%, Due 3/4/2019		9.4
South Africa Government Bond, 6.875%, Due 5/27/2019		5.8
Argentina Government Bonds, 6.25%, Due 4/22/2019, 144A		5.0
Dominican Republic Government Bond, 7.50%, Due 5/6/2021		4.0
U.S. Treasury Note, 1.875%, Due 7/15/2019		3.8
Majapahit Holding BV, 7.25%, Due 6/28/2017		2.7
Islamic Republic of Pakistan, 7.25%, Due 4/15/2019		2.0
Grupo Aval Ltd., 5.25%, Due 2/1/2017		1.9

Total Fund Holdings	19

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

July 31, 2016 (Unaudited)

The Investor Class of the American Beacon Global Evolution Frontier Markets Income Fund (the “Fund”) returned 10.40% for the six-month period ending July 31, 2016. The Fund underperformed the JPMorgan Emerging Markets Bond Index Global Diversified Index (the “Index”) return of 12.50% for the same period due primarily to the difference in Fund’s country exposures as compared to the Index.

Total Returns for the Period ended July 31, 2016

				Since Inception
	Ticker	6 Months*	1 Year	2/25/14
Institutional Class (1,3)	AGEIX	10.57%	2.28%	2.46%
Y Class (1,3)	AGEYX	10.52%	2.16%	2.39%
Investor Class (1,3)	AGEPX	10.40%	1.92%	2.12%
A Class with sales charge (1,3)	AGUAX	5.13%	-2.94%	0.05%
A Class without sales charge (1,3)	AGUAX	10.40%	1.90%	2.08%
C Class with sales charge (1,3)	AGECX	8.97%	0.23%	1.27%
C Class without sales charge (1,3)	AGECX	9.97%	1.23%	1.27%
JP Morgan EMBI Global Diversified Index (2)		12.50%	11.22%	7.87%

*	Not Annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception; the Institutional, Y, Investor, and A Classes partially recovered reimbursed expenses in 2015. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The JP Morgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.15%, 1.19%, 1.45%, 1.53%, and 2.32%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Double-digit returns for the Fund and the Index during the period reflect the stabilization in commodity prices and an improvement in investor sentiment towards emerging-market investments after a period of weakness.

The Fund invests in many of the smaller frontier countries within the emerging markets universe. While these countries may broadly exhibit similar characteristics as those of larger emerging economies – sensitivity to commodities, political uncertainty, and dependence on international capital – their total returns typically differ. The eight largest countries in the Index represent approximately 33% of its market value, and the Fund generally has no exposure to these countries.

Importantly, the smaller frontier countries offer higher yields-to-maturity than the Index as compensation for the additional risk, and the Fund’s yield is higher accordingly.

For the six-month period ended July 31, 2016, the three largest contributors to the Fund’s total return were its positions in Zambia, Ecuador and Venezuela which were among the highest returning countries in the Index. The Fund held approximately 10% of assets, in total, in these countries as compared to 3.5% for the Index.

Among the detractors from the Fund’s relative returns, the largest issuers in the Index, Mexico, Indonesia and Brazil (with a cumulative weight of approximately 13%) were the best performers, and the Fund had no exposure to these countries.

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

July 31, 2016 (Unaudited)

Additionally, the Fund’s positions in Mozambique, Kazakhstan and Gambia also detracted from returns. The Fund had approximately 8.6% exposure to these countries as compared to approximately 3% in the Index. Mozambique had unique issues related to the country’s disclosure of government obligations outstanding, and the Kazakhstan and Gambian underperformance was primarily due to currency fluctuations.

At period end, the Fund had approximately 46% of assets invested in local-currency-denominated obligations, whereas the Index had no local-currency exposure. Fluctuations in currency exchange rates can meaningfully affect the Fund’s returns relative to the Index.

The Fund’s short performance record makes longer-term trends difficult to analyze, but the sub-advisor’s consistent top-down and bottom-up approaches to frontier-market investing seek to add value with less volatility and higher yield than that of the Index. Diversification within the smaller emerging-market opportunities offers a distinct approach to utilizing the asset class.

Top Ten Holdings (% Net Assets)

Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017		4.4
Republic of Congo, 4.00%, Due 6/30/2029		4.3
Uruguay Government International Bond, Inflation Indexed, 5.00%, Due 9/14/2018		3.9
Republic of Mozambique, 10.50%, Due 1/18/2023		3.7
European Bank for Reconstruction & Development, 7.80%, Due 7/24/2017		3.6
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Due 4/8/2024, 144A		3.6
Ivory Coast Government Bond, 5.75%, Due 12/31/32		3.5
Serbia Treasury Bonds, 10.00%, Due 3/20/2021		3.3
Dominican Republic, 11.50%, Due 5/10/2024		3.3
Uganda Government Bond, 16.50%, Due 5/13/2021		3.3

Total Fund Holdings	50

Asset Allocation (%Net Assets)

Fixed Income	97.3
Cash Equivalent	2.7

American Beacon Global Evolution Frontier Markets Income FundSM

Performance Overview

July 31, 2016 (Unaudited)

Country Allocation (% Equities)

Sri Lanka	4.8
Ghana	4.8
Uganda	4.7
Nicaragua	4.6
Mongolia	4.6
Zambia	4.5
Congo	4.5
Uruguay	4.1
Mozambique	3.9
Argentina	3.8
Supranational	3.8
Ivory Coast	3.7
Dominican Republic	3.5
Kenya	3.5
Serbia	3.4
Angola	3.3
Cameroon	3.0
Egypt	2.9
Iraq	2.9
Kazakhstan	2.9
Ecuador	2.7
Venezuela	2.6
Gabon	2.6
Senegal	2.4
Georgia	2.4
Malawi	2.1
Gambia	2.1
TUNISIA	1.8
Rwanda	1.5
Seychelles	1.2
Bosnia and Herzegovina	0.8
Pakistan	0.6

American Beacon FundsSM

Expense Examples

July 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period (or the inception date of the Fund) in each Class and held for the entire period from February 1, 2016 through July 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

July 31, 2016 (Unaudited)

GLG Total Return Fund

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period* 2/1/16 - 7/31/16
Institutional Class
Actual	$1,000.00	$1,023.47	$2.09
Hypothetical **	$1,000.00	$1,019.64	$5.27
Y Class
Actual	$1,000.00	$1,023.47	$2.29
Hypothetical **	$1,000.00	$1,019.14	$5.77
Investor Class
Actual	$1,000.00	$1,022.47	$2.84
Hypothetical **	$1,000.00	$1,017.75	$7.17
A Class
Actual	$1,000.00	$1,022.47	$2.88
Hypothetical **	$1,000.00	$1,017.65	$7.27
C Class
Actual	$1,000.00	$1,021.47	$4.37
Hypothetical **	$1,000.00	$1,013.92	$11.02
Ultra Class
Actual	$1,000.00	$1,023.47	$1.89
Hypothetical **	$1,000.00	$1,020.14	$4.77

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.05%, 1.15%, 1.43%, 1.45%, 2.20% and 0.95% for the Institutional, Y, Investor, A, C and Ultra Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

Global Evolution Frontier Markets Income Fund

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period* 2/1/16 - 7/31/16
Institutional Class
Actual	$1,000.00	$1,105.73	$6.60
Hypothetical **	$1,000.00	$1,018.60	$6.32
Y Class
Actual	$1,000.00	$1,105.16	$7.12
Hypothetical **	$1,000.00	$1,018.10	$6.82
Investor Class
Actual	$1,000.00	$1,103.99	$8.42
Hypothetical **	$1,000.00	$1,016.86	$8.07
A Class
Actual	$1,000.00	$1,103.97	$8.63
Hypothetical **	$1,000.00	$1,016.66	$8.27
C Class
Actual	$1,000.00	$1,099.72	$12.01
Hypothetical **	$1,000.00	$1,013.43	$11.51

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.26%, 1.36%, 1.61%, 1.65% and 2.30% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Argentina - 5.02% (Cost $519)
Foreign Government Obligations - 5.02%
Argentina Government Bonds, 6.25%, Due 4/22/2019A	$500	$530

Brazil - 4.01%
Corporate Obligations - 1.89%
Itau Unibanco Holding SA/Cayman Island, 2.85%, Due 5/26/2018 B	200	200

Foreign Sovereign - 2.12%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, Due 6/16/2018 B	100	105
Petrobras Global Finance BV, 3.00%, Due 1/15/2019	125	119

		224

Total Brazil (Cost $421)		424

British Virgin Islands - 5.71%
Corporate Obligations - 5.71%
CNOOC Finance 2013 Ltd., 1.75%, Due 5/9/2018	200	200
CNPC General Capital Ltd.,
2.75%, Due 4/19/2017 B	200	202
1.95%, Due 11/25/2017 B	200	201

Total British Virgin Islands (Cost $603)		603

Colombia – 12.41%
Corporate Obligations - 1.91%
Grupo Aval Ltd., 5.25%, Due 2/1/2017 B	200	202

Foreign Government Obligations - 10.50%
Colombia Government Bond, 7.375%, Due 3/18/2019	975	1,108

Total Columbia (Cost $1,304)		1,310

Dominican Republic - 3.98% (Cost $409)
Foreign Government Obligations - 3.98%
Dominican Republic Government Bond, 7.50%, Due 5/6/2021 B	375	420

Indonesia - 9.37% (Cost $984)
Foreign Government Obligations - 9.37%
Indonesia Government Bond, 11.625%, Due 3/4/2019 B	800	989

Mexico - 9.62% (Cost $1,007)
Foreign Government Obligations - 9.62%
Petroleos Mexicanos, 3.50%, Due 7/18/2018	1,000	1,016

Netherlands - 3.82%
Corporate Obligations - 3.82%
Majapahit Holding BV,
7.25%, Due 6/28/2017 B	275	288
7.75%, Due 1/20/2020 B	100	115

Total Netherlands (Cost $404)		403

Nigeria - 1.90% (Cost $200)
Foreign Government Obligations - 1.90%
Nigeria Government Bond, 5.125%, Due 7/12/2018 B	200	201

Pakistan - 2.03% (Cost $211)
Foreign Government Obligations - 2.03%
Islamic Republic of Pakistan, 7.25%, Due 4/15/2019B	200	214

South Africa - 5.83% (Cost $604)
Foreign Government Obligations - 5.83%
South Africa Government Bond, 6.875%, Due 5/27/2019	550	616

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Turkey - 1.00% (Cost $106)
Foreign Government Obligations - 1.00%
Republic of Turkey Government Bond, 6.75%, Due 4/3/2018	$100	$106

United States - 3.79% (Cost $399)
U.S. Treasury Obligations - 3.79%
U.S. Treasury Note/Bond, 0.75%, Due 7/15/2019	400	400

	Shares
SHORT-TERM INVESTMENTS - 26.91% (Cost $2,841)

Short-Term Investments - 26.91%
American Beacon U.S. Government Money Market Select Fund, Select ClassC	2,841	2,841

TOTAL INVESTMENTS - 95.40% (Cost $10,012)		10,073
OTHER ASSETS, NET OF LIABILITIES - 4.60%		486

TOTAL NET ASSETS - 100.00%		$10,559

Percentages are stated as a percent of net assets.

A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $530 or 5.02% of net assets. The Fund has no right to demand registration of these securities.
B	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
C	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

Futures Contracts Open on July 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note Futures	Short	5	September 2016	$665,234	$(10,635)

				$665,234	$(10,635)

OTC Swap Agreements Outstanding on July 31, 2016:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection (1)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 7/31/2016(3) (%)	Curr	Notional Amount(4) (000’s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Republic of Indonesia	BRC	1.0000	6/20/2021	1.6400	USD	500	$20,304	$(6,243)	$14,061
Lebanese Republic	BRC	1.0000	6/20/2021	4.9800	USD	200	31,923	119	32,042
Republic of Turkey	CBK	1.0000	6/20/2021	2.7674	USD	100	7,852	(86)	7,766
Republic of Turkey	CBK	1.0000	6/20/2021	2.7674	USD	300	23,222	77	23,299
Republic of Korea	DUB	1.0000	6/20/2021	0.5084	USD	500	(8,671)	(3,265)	(11,936)

							$74,630	$(9,398)	$65,232

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 7/31/2016(3) (%)	Curr	Notional Amount(4) (000’s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Republic of Brazil	CBK	1.0000	9/20/2016	0.6352	USD	500	$382	$(102)	$280
Republic of Brazil	CBK	1.0000	9/20/2016	0.6352	USD	300	225	—	225
United Mexican States	HUB	1.0000	6/20/2019	0.9177	USD	400	1,135	(772)	363

							$1,742	$(874)	$868

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

Forward Currency Contracts Open on July 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	ZAR	220,052	8/5/2016	BRC	$20,052	$—	$20,052
Sell	ILS	407,153	8/5/2016	BRC	—	(7,153)	(7,153)
Sell	MXN	1,451,942	8/5/2016	BRC	14,541	—	14,541
Sell	RUB	309,490	8/5/2016	BRC	8,627	—	8,627
Buy	RUB	297,933	1/11/2017	BRC	—	(8,498)	(8,498)
Buy	MXN	1,427,190	1/12/2017	BRC	—	(14,261)	(14,261)
Buy	COP	251,843	8/5/2016	CBK	—	(3,157)	(3,157)
Buy	COP	208,357	8/5/2016	CBK	—	(1,643)	(1,643)
Sell	SGD	412,967	8/5/2016	CBK	—	(297)	(297)
Buy	SGD	412,445	1/13/2017	CBK	243	—	243
Buy	RUB	309,490	8/5/2016	DUB	9,490	—	9,490
Sell	HUF	262,733	8/5/2016	DUB	—	(7,733)	(7,733)
Buy	HUF	110,532	8/5/2016	FBF	532	—	532
Sell	BRL	438,225	8/2/2016	HUB	—	(15,023)	(15,023)
Buy	ARS	490,158	8/5/2016	HUB	—	(9,842)	(9,842)
Buy	COP	301,950	8/5/2016	HUB	1,950	—	1,950
Buy	MXN	1,086,717	8/5/2016	HUB	—	(13,283)	(13,283)
Buy	SGD	412,968	8/5/2016	HUB	—	(782)	(782)
Buy	ZAR	208,050	8/5/2016	HUB	8,050	—	8,050
Sell	CLP	319,700	8/5/2016	HUB	—	(4,525)	(4,525)
Sell	COP	762,150	8/5/2016	HUB	23,538	—	23,538
Sell	ZAR	1,587,818	8/5/2016	HUB	—	(67,354)	(67,354)
Sell	KRW	427,765	8/9/2016	HUB	—	(27,765)	(27,765)
Buy	BRL	429,547	10/4/2016	HUB	14,322	—	14,322
Buy	CLP	315,008	1/12/2017	HUB	4,507	—	4,507
Buy	COP	739,616	1/12/2017	HUB	—	(22,542)	(22,542)
Buy	ZAR	1,539,295	1/12/2017	HUB	65,843	—	65,843
Buy	BRL	223,415	8/2/2016	SCB	23,415	—	23,415
Buy	BRL	214,810	8/2/2016	SCB	14,810	—	14,810
Buy	CLP	319,699	8/5/2016	SCB	19,699	—	19,699
Buy	ILS	407,153	8/5/2016	SCB	6,844	—	6,844
Buy	SGD	412,967	8/5/2016	SCB	3,290	—	3,290
Sell	HUF	254,287	8/5/2016	SCB	—	(4,729)	(4,729)
Sell	SGD	412,968	8/5/2016	SCB	—	(12,968)	(12,968)
Buy	KRW	427,765	8/9/2016	SCB	14,212	—	14,212
Buy	CLP	99,864	1/12/2017	SCB	—	(136)	(136)
Buy	MXN	97,571	1/12/2017	SCB	—	(2,429)	(2,429)
Buy	HUF	254,636	1/13/2017	SCB	4,946	—	4,946
Sell	ILS	408,945	1/13/2017	SCB	—	(6,847)	(6,847)
Sell	KRW	427,792	1/13/2017	SCB	—	(14,663)	(14,663)
Sell	SGD	412,445	1/13/2017	SCB	—	(3,289)	(3,289)
Buy	HUF	406,487	8/5/2016	UAG	6,487	—	6,487
Buy	MXN	365,225	8/5/2016	UAG	5,225	—	5,225
Buy	ZAR	245,162	8/5/2016	UAG	25,162	—	25,162
Buy	ZAR	914,548	8/5/2016	UAG	114,548	—	114,548

					$410,333	$(248,919)	$161,414

Glossary

Counterparty Abbreviations:
BRC	Barclays Bank PLC	DUB	Deutsche Bank AG
CBK	Citibank, N.A.	HUB	HSBC Bank PLC

Currency Abbreviations:

ARS	Argentine Peso	HUF	Hungarian Forint	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli New Sheqel	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	USD	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand

Other Abbreviations:

CDS	Credit Default Swap

See accompanying notes

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

		Par Amount*	Fair Value
		(000’s)	(000’s)
Angola - 3.11%
Foreign Government Obligations - 0.69%
Angolan Government International Bond, 9.50%, Due 11/12/2025		$400	$381

Structured Notes - 2.42%
Republic of Angola (Issuer Aurora Australis BV), 7.016%, Due 12/19/2023		1,406	1,326

Total Angola (Cost $1,794)			1,707

Argentina - 3.60%
Foreign Government Obligations - 3.60%
Republic of Argentina,
29.198%, Due 3/28/2017A	ARS	3,400	236
30.467%, Due 10/9/2017A	ARS	24,800	1,739

Total Argentina (Cost $2,059)			1,975

Bosnia and Herzegovina - 0.76%
Foreign Government Obligations - 0.76%
Bosnia & Herzegovina Government Bond,
0.625%, Due 12/11/2017A B	EUR	420	219
0.625%, Due 12/11/2021A B	EUR	458	196

Total Bosnia and Herzegovina (Cost $540)			415

Cameroon - 2.89% (Cost $1,477)
Foreign Government Obligations - 2.89%
Republic of Cameroon, 9.50%, Due 11/19/2025		1,500	1,583

Congo - 4.27% (Cost $2,879)
Foreign Government Obligations - 4.27%
Republic of Congo, 4.00%, Due 6/30/2029B C		3,329	2,349

Dominican Republic - 3.33% (Cost $1,963)
Foreign Government Obligations - 3.33%
Dominican Republic International Bond, 11.50%, Due 5/10/2024B	DOP	80,000	1,824

Ecuador - 2.56% (Cost $1,342)
Foreign Government Obligations - 2.56%
Ecuador Government International Bond, 10.50%, Due 3/24/2020B		1,400	1,402

Egypt - 2.71% (Cost $1,585)
Foreign Government Obligations - 2.71%
Arab Republic of Egypt, 5.875%, Due 6/11/2025		1,600	1,488

Gabon - 2.46% (Cost $1,325)
Foreign Government Obligations - 2.46%
Republic of Gabon, 6.375%, Due 12/12/2024		1,500	1,349

Gambia - 1.96% (Cost $1,000)
Structured Notes - 1.96%
Gambia Government (Issuer Frontera Capital BV), 18.55%, Due 8/4/2017D		1,000	1,076

Georgia - 2.28% (Cost $1,250)
Structured Notes - 2.28%
Georgia Government (Issuer Frontera Capital BV), 10.00%, Due 8/4/2021	GEL	1,250	1,248

Ghana - 4.58%
Foreign Government Obligations - 4.58%
Ghana Government Bond,
21.00%, Due 3/23/2020	GHS	4,600	1,076
24.75%, Due 3/1/2021	GHS	3,900	1,001
Ghana Government International Bond, 8.125%, Due 1/18/2026B		500	433

Total Ghana (Cost $2,631)			2,510

See accompanying notes

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

		Par Amount*	Fair Value
		(000’s)	(000’s)
Iraq - 2.73% (Cost $1,486)
Foreign Government Obligations - 2.73%
Republic of Iraq, 5.80%, Due 1/15/2028B		$2,000	$1,500

Ivory Coast - 3.54% (Cost $1,896)
Foreign Government Obligations - 3.54%
Ivory Coast Government Bond, 5.75%, Due 12/31/2032A B		2,030	1,939

Kazakhstan - 2.76%
Structured Notes - 2.76%
National Bank of Kazakhstan (Issuer Citigroup Global Markets),
12.53%, Due 9/11/2016	KZT	300,000	839
13.50%, Due 12/28/2016	KZT	250,000	676

Total Kazakhstan (Cost $1,594)			1,515

Kenya - 3.30%
Foreign Government Obligations - 3.30%
Kenya Infrastructure Bond,
12.00%, Due 9/18/2023	KES	57,400	544
11.00%, Due 12/2/2024	KES	75,000	667
12.50%, Due 5/12/2025	KES	36,000	344
Kenya Treasury Bond, 22.954%, Due 10/24/2016	KES	25,000	252

Total Kenya (Cost $1,908)			1,807

Malawi - 1.95% (Cost $996)
Structured Notes - 1.95%
Republic of Malawi (Issuer Frontera Capital BV), 24.00%, Due 9/7/2018		1,000	1,070

Mongolia - 4.40% (Cost $2,649)
Structured Notes - 4.40%
Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017		2,700	2,414

Mozambique - 3.73% (Cost $2,722)
Foreign Government Obligations - 3.73%
Republic of Mozambique, 10.50%, Due 1/18/2023		2,900	2,045

Nicaragua - 4.35%
Foreign Government Obligations - 0.72%
Republic of Nicaragua, 5.00%, Due 2/1/2019A		414	393

Structured Notes - 3.63%
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Due 4/8/2024, Acquired 11/20/2014, Cost $2,000DG		2,000	1,993

Total Nicaragua (Cost $2,402)			2,386

Pakistan - 0.53% (Cost $262)
Foreign Government Obligations - 0.53%
Islamic Republic of Pakistan, 7.875%, Due 3/31/2036B		300	292

Rwanda - 1.44% (Cost $756)
Foreign Government Obligations - 1.44%
Republic of Rwanda, 6.625%, Due 5/2/2023B		800	789

Senegal - 2.23% (Cost $1,183)
Foreign Government Obligations - 2.23%
Republic of Senegal, 6.25%, Due 7/30/2024B		1,250	1,224

Serbia - 3.26% (Cost $1,584)
Foreign Government Obligations - 3.26%
Serbia Treasury Bonds, 10.00%, Due 3/20/2021	RSD	165,000	1,790

Seychelles - 1.18% (Cost $611)
Foreign Government Obligations - 1.18%
Republic of Seychelles, 7.00%, Due 1/1/2026A B C		665	649

See accompanying notes

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

		Par Amount*	Fair Value
		(000’s)	(000’s)
Sri Lanka - 4.64%
Foreign Government Obligations - 4.64%
Sri Lanka Government Bond,
11.00%, Due 8/1/2021	LKR	200,000	1,330
11.50%, Due 9/1/2028	LKR	100,000	634
Sri Lanka Government International Bond, 6.85%, Due 11/3/2025		$550	$579

Total Sri Lanka (Cost $2,530)			2,543

Supranational - 3.57% (Cost $3,000)
Foreign Government Obligations - 3.57%
European Bank for Reconstruction & Development, 7.80%, Due 7/24/2017		3,000	1,956

Tunisia - 1.73% (Cost $904)
Foreign Government Obligations - 1.73%
BNQ Cen Tunisia, 5.75%, Due 1/30/2025		1,000	948

Uganda - 4.43%
Foreign Government Obligations - 4.43%
Uganda Government Bond,
14.125%, Due 12/1/2016	UGX	1,300,000	383
16.125%, Due 3/22/2018	UGX	800,000	233
16.50%, Due 5/13/2021	UGX	6,400,000	1,818

Total Uganda (Cost $2,686)			2,434

Uruguay - 3.90% (Cost $2,718)
Foreign Government Obligations - 3.90%
Uruguay Government International Bond, Inflation Indexed, 5.00%, Due 9/14/2018E	UYU	64,424	2,144

Venezuela - 2.43% (Cost $1,038)
Foreign Government Obligations - 2.43%
Republic of Venezuela, 9.00%, Due 5/7/2023B		3,000	1,331

Zambia - 4.23%
Foreign Government Obligations - 4.23%
Zambia Government Bond,
11.00%, Due 9/1/2019	ZMW	4,800	319
11.00%, Due 2/16/2020	ZMW	500	32
11.00%, Due 5/26/2020	ZMW	23,100	1,407
12.00%, Due 5/23/2023	ZMW	6,100	294
8.97%, Due 7/30/2027		300	263

Total Zambia (Cost $3,065)			2,315

		Shares
SHORT-TERM INVESTMENTS - 2.62% (Cost $1,435)

Short-Term Investments - 2.62%
American Beacon U.S. Government Money Market Select Fund, Select ClassF		1,435,110	1,435

TOTAL INVESTMENTS - 97.46% (Cost $57,270)			53,452

OTHER ASSETS, NET OF LIABILITIES - 2.54%			1,394

TOTAL NET ASSETS - 100.00%			$54,846

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

See accompanying notes

American Beacon Global Evolution Frontier Markets Income FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
C	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $3,069 or 5.60% of net assets. The Fund has no right to demand registration of these securities.
E	Inflation-Indexed Note.
F	The Fund is affiliated by having the same investment advisor.
G	Illiquid Security. At Period end, the amount of illiquid securities was $1,993 or 3.63% of net assets.

Forward Currency Contracts Open on July 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	EUR	2,237,439	8/19/2016	SSB	$3,201	$—	$3,201

					$3,201	$—	$3,201

Glossary

Counterparty Abbreviations:

SSB	State Street Bank and Trust Co.

Currency Abbreviations:

ARS	Argentine Peso	KZT	Kazakhstani Tenge
DOP	Dominican Peso	LKR	Sri Lankan Rupee
EUR	Euro	RSD	Dinar
GEL	Georgian Lari	UGX	Ugandan Shilling
GHS	Ghanaian Cedi	UYU	Uruguayan Peso
KES	Kenyan Shilling	ZMW	Zambian Kwacha

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2016 (in thousands, except share and per share amounts) (Unaudited)

	Global Evolution Frontier Markets Income Fund		GLG Total Return Fund
Assets:
Investments in unaffiliated securities, at fair value A		$52,017	$7,232
Investments in affiliated securities, at fair value B		1,435	2,841
Foreign currency, at fair value C		384	—
Cash		—	26
Swap premium paid		—	85
Swap Income receivable		—	1
Deposit with brokers for futures contracts		—	24
Dividends and interest receivable		1,112	108
Receivable for investments sold		—	1,279
Receivable for fund shares sold		33	—
Receivable for expense reimbursement (Note 2)		—	75
Unrealized appreciation from foreign currency contracts		3	410
Prepaid expenses		40	85

Total assets		55,024	12,166

Liabilities:
Swap premium received		—	9
Payable for investments purchased		—	1,301
Payable for fund shares redeemed		45	—
Payable for variation margin from open futures contracts		—	11
Swap income payable		—	4
Management and investment advisory fees payable		48	8
Administrative service and service fees payable		9	—
Transfer agent fees payable		2	—
Custody and fund accounting fees payable		20	4
Professional fees payable		22	11
Trustee fees payable		4	—
Payable for prospectus and shareholder reports		13	—
Unrealized depreciation from swap agreements		—	10
Unrealized depreciation from foreign currency contracts		—	249
Other liabilities		15	—

Total liabilities		178	1,607

Net Assets		$54,846	$10,559

Analysis of Net Assets:
Paid-in-capital		73,019	10,325
Undistributed (or overdistribution of) net investment income		(3)	31
Accumulated net realized gain (loss)		(14,350)	2
Unrealized appreciation (depreciation) of investments		(1,878)	61
Unrealized appreciation (depreciation) of currency transactions		(1,942)	161
Unrealized (depreciation) of futures contracts		—	(11)
Unrealized (depreciation) of swap agreements		—	(10)

Net assets		$54,846	$10,559

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class		1,182,927	980,455

Y Class		2,411,795	10,005

Investor Class		1,580,991	11,966

Ultra Class		N/A	10,005

A Class		713,796	10,005

C Class		207,967	10,005

Net assets (not in thousands):
Institutional Class		$10,639,089	$10,028,083

Y Class		$21,708,934	$102,308

Investor Class		$14,214,637	$122,300

Ultra Class	$	N/A	$102,348

A Class		$6,417,690	$102,250

C Class		$1,865,717	$102,102

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2016 (in thousands, except share and per share amounts) (Unaudited)

	Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Net asset value, offering and redemption price per share:
Institutional Class	$8.99	$10.23

Y Class	$9.00	$10.23

Investor Class	$8.99	$10.22

Ultra Class	N/A	$10.23

A Class	$8.99	$10.22

A Class (offering price)	$9.44	$10.73

C Class	$8.97	$10.21

A Cost of investments in unaffiliated securities	$55,835	$7,171
B Cost of investments in affiliated securities	$1,435	$2,841
C Cost of foreign currency	$387	$—

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the Six Months Ended July 31, 2016 (in thousands) (Unaudited)

	Global Evolution Frontier Markets Income Fund	GLG Total Return Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$1	$—
Dividend income from affiliated securities	2	2
Interest income	2,960	40

Total investment income	2,963	42

Expenses:
Management and investment advisory fees (Note 2)	180	19
Administrative service fees (Note 2):
Institutional Class	10	—
Y Class	19	—
Investor Class	16	—
A Class	6	—
C Class	2	—
Transfer agent fees:
Institutional Class	1	1
Y Class	2	1
Investor Class	1	1
Custody and fund accounting fees	31	5
Professional fees	41	61
Registration fees and expenses	48	16
Service fees (Note 2):
Y Class	10	—
Investor Class	28	—
A Class	5	—
C Class	1	—
Distribution fees (Note 2):
A Class	8	—
C Class	10	—
Prospectus and shareholder report expenses	14	14
Trustee fees	6	—
Other expenses	8	3

Total expenses	447	121

Net fees waived and expenses reimbursed (Note 2)	(43)	(99)

Net expenses	404	22

Net investment income	2,559	20

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(1,906)	9
Foreign currency transactions	(1,138)	—
Futures contracts	—	(6)
Swap agreements	—	15
Change in net unrealized appreciation (depreciation) of:
Investments	4,752	61
Foreign currency transactions	1,249	161
Futures contracts	—	(11)
Swap agreements	—	(10)

Net gain from investments	2,957	219

Net increase in net assets resulting from operations	$5,516	$239

A Foreign taxes	107	—

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Global Evolution Frontier Markets Income Fund		GLG Total Return Fund
	Six Months Ended July 31, 2016	Year Ended January 31, 2016	From May 20A to July 31, 2016
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,559	$12,194	$20
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, and swap agreements	(3,044)	(18,976)	18
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, futures contracts, and swap agreements	6,001	(2,020)	201

Net increase (decrease) in net assets resulting from operations	5,516	(8,802)	239

Distributions to Shareholders:
Net investment income:
Institutional Class	(315)	(748)	(5)
Y Class	(608)	(9,595)	—
Investor Class	(454)	(1,245)	—
A Class	(176)	(758)	—
C Class	(52)	(111)	—

Net distributions to shareholders	(1,605)	(12,457)	(5)

Capital Share Transactions:
Proceeds from sales of shares	9,110	60,312	5,320
Reinvestment of dividends and distributions	1,554	12,341	5
Cost of shares redeemed	(25,196)	(164,282)	—
Redemption fees	4	28	—

Net increase (decrease) in net assets from capital share transactions	(14,528)	(91,601)	5,325

Net increase (decrease) in net assets	(10,617)	(112,860)	5,559

Net Assets:
Beginning of period	65,463	178,323	5,000

End of Period *	$54,846	$65,463	$10,559

*Includes undistributed (or overdistribution of) net investment income	$(3)	$(4,432)	$31

A	Commencement of Operations.

See accompanying notes

American Beacon FundsSM

Statement of Cash Flows

For the Six Months Ended July 31, 2016 (in thousands) (Unaudited)

Global Evolution Frontier Markets Income Fund
Cash flows used in operating activities:
Net increase (decrease) in net assets resulting from operations	$5,516

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(17,902)
Proceeds from sales of long-term securities	32,526
Net purchases of short-term portfolio investments	(1,321)
Net realized loss of investments and foreign currency transactions	3,043
Net change in unrealized depreciation of investments and foreign currency transactions	(6,000)
Overdistribution of net investment income	(3)
Net amortization and basis adjustments	(672)
(Increase) decrease in operating assets:
Decrease in dividend and interest receivable	335
Decrease in receivable for fund shares sold	60
Decrease in receivable for investments sold	3,453
Unrealized appreciation of foreign currency contracts	23
Increase in prepaid expenses	(13)
Increase (decrease) in operating liabilities:
Decrease in payable for investments purchased	(2,413)
Decrease in payable for fund shares redeemed	(200)
Decrease in dividends payable	(11)
Decrease in payable for excess expense reimbursement	(61)
Increase in management and investment advisory fees payable	13
Decrease in administrative service and service fees payable	(23)
Increase in transfer agent fees payable	1
Increase in custody and fund accounting fees payable	13
Decrease in professional fees payable	(49)
Increase in Trustee fees payable	4
Increase in payable for prospectus and shareholder reports	7
Increase in other liabilities	13

Net cash provided by operating activities	16,339

Cash flows used in financing activities:
Proceeds from shares sold	9,110
Cost of shares redeemed	(25,196)
Proceeds from redemption fees	4
Cash dividends paid	(62)

Net cash used in financing activities	(16,144)

Cash and Foreign Currency:
Net decrease in cash and foreign currency	195
Beginning cash and foreign currency	189

Ending cash and foreign currency	384

Supplemental Disclosure of Cash Flow and Non-Cash Information:
Reinvestment of dividends	$1,554

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. As of July 31, 2016, the Trust consists of twenty-five active series, two of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon GLG Total Return Fund (“GLG Fund”) and American Beacon Global Evolution Frontier Markets Income Fund (“Global Evolution Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The inception date for all classes of the GLG Fund is May 20, 2016.

The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing directly or through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of the financial statements. The Funds are investment companies, and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Global Evolution Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Global Evolution Fund an annualized fee equal to 0.05% of its average daily net assets. Effective May 20 and May 29, 2016, respectively, for the GLG and Global Evolution Funds, the Trust and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Funds. As compensation for performing the duties under the Management Agreement, the Manager receives from the Funds an annualized fee at the following annual rates as a percentage of average daily net assets: 0.35% of the first $5 billion, 0.325% of the next $5 billion, 0.30% of the next $10 billion, and 0.275% over $20 billion. The Funds pay the unaffiliated investment advisor hired to direct investment activities of the Funds. Management fees paid by the Fund during the six months ended July 31, 2016 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
GLG	0.95%	$19	$12	$7
Global Evolution	0.65%	180	137	43

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to the Global Evolution Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the six months ended July 31, 2016, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
GLG	$350
Global Evolution	1,006

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the six months ended July 31, 2016, the Global Evolution Fund borrowed on average $2,852,761 for 6 days at an average interest rate of 0.98% with interest charges of $457. This amount is recorded within “Other expenses” on the accompanying Statements of Operations.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Funds’ expense cap. For the six months ended July 31, 2016, the Manager waived or reimbursed expenses as follows:

		Expense Cap	Reimbursed
Fund	Class	2/1/16* to 7/31/16	Expenses	Expiration
GLG	Institutional	1.05%	$92,307	2020
GLG	Y	1.15%	1,273	2020
GLG	Investor	1.43%	1,365	2020
GLG	Ultra	0.95%	1,515	2020
GLG	A	1.45%	1,272	2020
GLG	C	2.20%	1,268	2020
Global Evolution	Institutional	1.15%	8,222	2020
Global Evolution	Y	1.25%	16,047	2020
Global Evolution	Investor	1.53%	11,488	2020
Global Evolution	A	1.55%	4,470	2020
Global Evolution	C	2.30%	2,424	2020

*	May 20, 2016 was the inception date of the GLG Fund.

Of these amounts, $75,238 and $350 were receivable from the Manager at July 31, 2016 for the GLG Fund and the Global Evolution Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Of these amounts, $75,238 and $350 were receivable from the Manager at July 31, 2016 for the GLG Fund and the Global Evolution Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the six months ended July 31, 2016, the Funds did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

	Recovered	Excess Expense		Expiration of
Fund	Expenses	Carryover	Expired Expenses	Reimbursed Expenses
Global Evolution	$4,836	$101,594	$—	2018
Global Evolution	—	18,592	$—	2019

The Manager recovered expenses from various classes of the Global Evolution Fund during the six months ended July 31, 2016 as follows:

Fund	Class	Recovered Expense	Expiration
Global Evolution	Institutional	$1,045	2018
Global Evolution	Y	1,974	2018
Global Evolution	Investor	1,251	2018
Global Evolution	A	566	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the six months ended July 31, 2016, Foreside collected $220 for the Global Evolution Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the six months ended July 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the six months ended July 31, 2016, CDSC fees of $1,157 were collected for the Global Evolution Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted price of non U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Funds’ Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of July 31, 2016, the investments were classified as described below (in thousands):

GLG Total Return Fund*	Level 1	Level 2	Level 3	Total
Corporate Obligations
British Virgin Islands	$—	$603	$—	$603
Netherlands	—	403	—	403
Colombia	—	202	—	202
Brazil	—	200	—	200
Foreign Government Obligations
Colombia	—	1,108	—	1,108
Mexico	—	1,016	—	1,016
Indonesia	—	989	—	989
South Africa	—	616	—	616
All other countries	—	1,471	—	1,471
Foreign Sovereign Obligations
Brazil	—	224	—	224
U.S. Treasury Obligations	—	400	—	400
Short-Term Investments – Money Market Funds	2,841	—	—	2,841

Total Investments in Securities	$2,841	$7,232	$—	$10,073

Financial Derivative Instruments-Assets
Forward currency contracts	$—	$410	$—	$410
Swap agreements	—	— (1)	—	— (1)

	$—	$410	$—	$410

Financial Derivative Instruments-Liabilities
Futures contracts	$(11)	$—	$—	$(11)
Forward currency contracts	—	(249)	—	(249)
Swap agreements	—	(10)	—	(10)

	$(11)	$(259)	$—	$(270)

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Global Evolution Fund*	Level 1	Level 2	Level 3	Total
Foreign Government Obligations:
Sri Lanka	$—	$2,543	$—	$2,543
Ghana	—	2,510	—	2,510
Uganda	—	2,434	—	2,434
Congo	—	2,349	—	2,349
Zambia	—	2,315	—	2,315
All other countries	—	26,875	2,349	29,224

Structured Notes:
Mongolia	—	—	2,414	2,414
Nicaragua	—	—	1,993	1,993
Kazakhstan	—	—	1,515	1,515
Angola	—	—	1,326	1,326
Georgia	—	—	1,248	1,248
All other countries	—	—	2,146	2,146
Short-Term Investments – Money Market Funds	1,435	—	—	1,435

Total Investments in Securities	$1,435	$39,026	$12,991	$53,452

Financial Derivative Instruments-Assets
Forward currency contracts	$—	$3	$—	$3

*	Refer to the Schedules of Investments for industry information.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Funds’ assets and liabilities. As of July 31, 2016, there were no transfers between levels for the GLG Fund and the Global Evolution Fund.

The following table is a reconciliation of Level 3 assets of the Global Evolution Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

	Foreign
	Government	Structured
	Obligations	Notes	Totals
Balance as of 1/31/2016	$5,179	$11,669	$16,848
Net Purchases	—	2,831	2,831
Net Sales	(3,070)	(3,665)	(6,735)
Realized gain (loss)	(162)	91	(71)
Change in unrealized appreciation (depreciation)	404	(286)	118

Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—

Balance as of 7/31/2016	2,351	10,640	12,991

Change in unrealized at period end(1)	$404	$(286)	$118

**	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statements of Operations.

The foreign government obligations and structured notes, classified as Level 3 were valued using single broker quotes. These securities are included in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

4. Securities and Other Investments

Pay-In-Kind Securities

The Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the period ended July 31, 2016 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, the Global Evolution Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index in addition to counterparty risk. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit, and interest rate risks similar to those of conventional fixed income securities.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The GLG and Global Evolution Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the six months ended July 31, 2016, the Funds entered into foreign currency exchange contracts primarily for hedging.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

Average Forward Foreign Currency Notional Amount Outstanding at July 31, 2016
Fund	Purchased Contracts	Sold Contracts
GLG	$13,150,453	$8,296,380
Global Evolution	—	3,844,964

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (3):

Fair Values of financial derivative instruments on the Statement of Assets and Liabilities not accounted for as hedging instruments as of July 31, 2016:

Assets:	Derivative Type	GLG Fund	Global Fund
Unrealized appreciation of foreign currency contracts	Foreign Exchange Contracts	$410	$3
Unrealized appreciation of swap agreements	Credit Default Contracts	— (2)	—

Liabilities:	Derivative Type	GLG Fund	Global Fund
Unrealized depreciation of foreign currency contracts	Foreign Exchange Contracts	$(249)	$—
Unrealized depreciation of swap agreements	Credit Default Contracts	(10)	—
Payable for variation margin from open futures contracts	Equity Index	(11)	—

The effect of financial derivative instruments on the Statements of Operations not accounted for as hedging instruments for the period ended July 31, 2016 (in thousands):

Realized gain (loss) of derivatives recognized as a result from operations:	Derivative Type	GLG Fund	Global Fund
Net realized gain (loss) from futures contracts	Equity Index	$(6)	$—
Net realized gain (loss) from swap agreements	Total Return Contracts	15	—
Net realized gain (loss) from foreign currency transactions	Foreign Exchange Contracts	—	(91)

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:	Derivative Type	GLG Fund	Global Fund
Change in net unrealized appreciation (depreciation) from futures contracts	Equity Index	$(11)	$—
Change in net unrealized appreciation (depreciation) from swap agreements	Total Return Contracts	(10)	—
Change in net unrealized appreciation (depreciation) from foreign currency transactions	Foreign Exchange Contracts	161	(23)

(1)	See Note 6 in the Notes to Financial Statements for additional information.
(2)	Amount is less than $500.
(3)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular country or company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Funds are required to liquidate all or a portion of its investments quickly, the Funds may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements. In addition, the value of emerging and frontier market fixed-income securities may be particularly sensitive to interest rate changes.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. These risks are heightened when a Fund invests in emerging and frontier market countries, which have less developed capital markets and legal, regulatory, and political systems.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers for futures contracts” and/or “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA, Master Repo Agreements and Master Forward Agreements, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2016 (in thousands).

GLG Total Return Fund

Offsetting of Financial Assets and Derivative Assets as of July 31, 2016:

Description	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Foreign currency contracts	$410		$—	$410
Swap Agreements	—	(1)	—	—	(1)

	$410		$—	$410

Offsetting of Financial Liabilities and Derivative Liabilities as of July 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures contracts (2)	$(11)	$—	$(11)
Foreign currency contracts	(249)	—	(249)
Swap Agreements	(10)	—	(10)

	$(270)	$—	$(270)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of July 31, 2016:

	Net amount of Assets	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Barclay’s Bank PLC	$7	$—	$—	$7
Citibank N.A.	(5)	—	—	(5)
Credit Suisse International	9	—	—	9
Deutsche Bank AG	(10)	—	—	(10)
HSBC Bank PLC	(43)	—	—	(43)
JPMorgan Securities LLC	(11)	—	—	(11)
Standard Charter Bank	42	—	—	42
UBS AG	151	—	—	151

	$140	$—	$—	$140

(1)	Amount is less than $500.
(2)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Global Evolution Fund

Offsetting of Financial Assets and Derivative Assets as of July 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Foreign currency contracts	$3	$—	$3

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of July 31, 2016:

	Net amount of Assets	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
State Street Bank & Trust	$3	$—	$—	$3

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification. The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax year ended January 31, 2015 and 2016 are subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	GLG Fund	Global Evolution Fund
	From May 20(1) to July 31, 2016	Six months ended July 31, 2016	Year Ended January 31, 2016
	(unaudited)	(unaudited)
Distributions paid from:
Ordinary income(2)
Institutional Class	$5	$315	$574
Y Class	—	608	7,362
Investor Class	—	454	955
A Class	—	176	582
C Class	—	52	85
Return of Capital
Institutional Class	—	—	174
Y Class	—	—	2,223
Investor Class	—	—	290
A Class	—	—	176
C Class	—	—	26

Total distributions paid	$5	$1,605	$12,457

(1)	Commencement of Operations.
(2)	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

As of July 31, 2016, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

		Global Evolution
	GLG Fund	Fund
Cost basis of investments for federal income tax purposes	$10,165	$57,293

Unrealized appreciation	64	1,139
Unrealized depreciation	(13)	(4,980)

Net unrealized appreciation (depreciation)	51	(3,841)

Undistributed ordinary income	181	—
Undistributed long-term capital gains	—	—
Accumulated capital and other losses	(11)	(14,327)
Other temporary differences	13	(5)

Distributable earnings (deficits)	$234	$(18,173)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, net operating loss not utilized, and dividends that have been reclassed as of July 31, 2016 (in thousands):

	GLG Fund	Global Evolution Fund
Paid-in-capital	$—	$(4,600)
Undistributed net investment income	16	3,475
Accumulated net realized gain (loss)	(16)	1,125
Unrealized appreciation (depreciation) of investments and futures contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the six months ended July 31, 2016, the GLG Fund has $11 of short-term capital loss carryforwards and the Global Evolution Fund has $4,879 of short-term capital loss carryforwards and $19 of long-term capital loss carryforwards (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations, for the six months ended July 31, 2016 were (in thousands):

	Purchases	Sales
GLG Fund	$9,196	$1,997
Global Evolution Fund	17,902	32,526

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

A summary of the Funds’ transactions in the USG Select Fund for the six months ended July 31, 2016 are as follows (in thousands):

		January 31,
		2016			July 31, 2016
	Type of	Shares/Fair			Shares/Fair	Dividend
Fund	Transaction	Value	Purchases	Sales	Value	Income
GLG Fund	Direct	$—	$12,566	$9,725	$2,841	$2
Global Evolution Fund	Direct	—	10,805	9,370	1,435	2

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares in thousands):

For the Periods Ended July 31, 2016

	Institutional Class		Y Class		Investor Class
GLG Total Return Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	530	$5,300	—	$—	2	$20
Reinvestment of dividends	—	5	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	530	$5,305	—	$—	2	$20

	A Class		C Class		Ultra Class
GLG Total Return Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	—	$—
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	—	$—	—	$—	—	$—

	Institutional Class		Y Class		Investor Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	126	$1,108	521	$4,589	286	$2,473
Redemption Fees	—	1	—	1	—	1
Reinvestment of dividends	34	299	67	588	51	444
Shares redeemed	(238)	(2,055)	(1,705)	(14,329)	(663)	(5,796)

Net (decrease) in shares outstanding	(78)	$(647)	(1,117)	$(9,151)	(326)	$(2,878)

	A Class		C Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	106	$939	—	$1
Redemption Fees	—	1	—	—
Reinvestment of dividends	20	175	5	48
Shares redeemed	(312)	(2,636)	(43)	(380)

Net (decrease) in shares outstanding	(186)	$(1,521)	(38)	$(331)

American Beacon FundsSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

For the Year Ended January 31, 2016

	Institutional Class		Y Class		Investor Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	522	$4,848	4,086	$38,394	1,222	$11,594
Redemption Fees	—	2	—	22	—	3
Reinvestment of dividends	79	723	1,027	9,572	132	1,215
Shares redeemed	(293)	(2,703)	(15,834)	(141,405)	(891)	(8,158)

Net increase (decrease) in shares outstanding	308	$2,870	(10,721)	$(93,417)	463	$4,654

	A Class		C Class
Global Evolution Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	424	$4,023	155	$1,453
Redemption Fees	—	1	—	—
Reinvestment of dividends	79	732	11	99
Shares redeemed	(1,233)	(11,573)	(49)	(443)

Net increase (decrease) in shares outstanding	(730)	$(6,817)	117	$1,109

10. Change in Independent Registered Public Accounting Firm (Unaudited)

The Funds engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending January 31, 2017. PwC replaces Ernst & Young LLP (“EY”), the Funds’ previous independent registered public accounting firm. The change in accountants was approved by the Audit Committee of the Board on June 8, 2016. During the periods that EY served as the Funds’ independent registered public accounting firm through January 31, 2016, EY’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Funds and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

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American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional				Investor
	Class		Y Class		Class		A Class		Ultra Class		C Class
	May 20D		May 20D		May 20D		May 20D		May 20D		May 20D
	to		to		to		to		to		to
	July 31,		July 31,		July 31,		July 31,		July 31,		July 31,
	2016		2016		2016		2016		2016		2016
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Net investment income	0.02		0.02		0.01		0.01		0.02		0.00
Net gains (losses) on investments (both realized and unrealized)	0.21		0.21		0.21		0.21		0.21		0.21

Total income (loss) from investment operations	0.23		0.23		0.22		0.22		0.23		0.21

Less distributions:
Dividends from net investment income	0.00		0.00		0.00		0.00		0.00		0.00
Distributions from net realized gains	—		—		—		—		—		—

Total distributions	0.00		0.00		0.00		0.00		0.00		0.00

Redemption fees added to beneficial interests	—		—		—		—		—		—

Net asset value, end of period	$10.23		$10.23		$10.22		$10.22		$10.23		$10.21

Total return A	$2.35	%B	$2.35%		$2.25	%B	$2.25		$2.35		$2.15

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,028		$102		$122		$102		$103		$102
Ratios to average net assets:

Expenses, before reimbursements	5.91	%C	7.72	%C	8.29	%C	8.02	%C	8.77	%C	8.76	%C
Expenses, net of reimbursements	1.05	%C	1.15	%C	1.43	%C	1.45	%C	0.95	%C	2.20	%C

Net investment (loss), before expense reimbursements	(3.82	)%C	(5.63	)%C	(6.20	)%C	(5.93	)%C	(6.68	)%C	(6.67	)%C

Net investment income (loss), net of reimbursements	1.04	%C	0.94	%C	0.64	%C	0.64	%C	1.14	%C	(0.11	)%C
Portfolio turnover rate	28	%B	28	%B	28	% B	28	%B	28	%B	28	%B

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months		Year Ended	February 25 D to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$8.35		$9.68	$10.00

Income from investment operations:
Net investment income	0.40		0.67	0.59
Net gains (losses) from investments (both realized and unrealized)	0.51		(1.30)	(0.30)

Total income (loss) from investment operations	0.91		(0.63)	0.29

Less distributions:
Dividends from net investment income	(0.27)		(0.50)	(0.59)
Distributions from net realized gains	—		—	(0.02)
Distributions from return of capital	—		(0.20)	—

Total distributions	(0.27)		(0.70)	(0.61)
Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.99		$8.35	$9.68

Total return A	10.97	%B	(6.98)%	2.76	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,639		$10,531	$9,226
Ratios to average net assets:
Expenses, before reimbursements	1.42	%C	1.14%	1.95	%C
Expenses, net of reimbursements	1.26	%C	1.15%	1.15	%C
Net investment income, before reimbursements	8.95	%C	7.14%	5.43	%C
Net investment income, net of reimbursements	9.10	%C	7.13%	6.22	%C
Portfolio turnover rate	34	%B	68%	23	%B E

	Y Class
	Six Months		Year Ended	February 25 D to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$8.34		$9.69	$10.00

Income from investment operations:
Net investment income	0.41		0.61	0.58
Net gains (losses) from investments (both realized and unrealized)	0.51		(1.28)	(0.28)

Total income (loss) from investment operations	0.92		(0.67)	0.30

Less distributions:
Dividends from net investment income	(0.26)		(0.50)	(0.59)
Distributions from net realized gains	—		—	(0.02)
Distributions from return of capital	—		(0.18)	—

Total distributions	(0.26)		(0.68)	(0.61)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$9.00		$8.34	$9.69

Total return A	11.18	%B	(7.40)%	2.87	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$21,709		$29,435	$138,082
Ratios to average net assets:
Expenses, before reimbursements	1.52	%C	1.18%	1.50	%C
Expenses, net of reimbursements	1.36	%C	1.25%	1.25	%C
Net investment income, before reimbursements	10.08	%C	7.35%	6.33	%C
Net investment income, net of reimbursements	10.23	%C	7.28%	6.59	%C
Portfolio turnover rate	34	%B	68%	23	%B E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015.
F	Amount represents less than $0.01 per share.

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months		Year Ended	February 25 D to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015 D
	(unaudited)
Net asset value, beginning of period	$8.35		$9.68	$10.00

Income from investment operations:
Net investment income	0.39		0.63	0.55
Net gains (losses) from investments (both realized and unrealized)	0.50		(1.30)	(0.29)

Total income (loss) from investment operations	0.89		(0.67)	0.26

Less distributions:
Dividends from net investment income	(0.25)		(0.47)	(0.56)
Distributions from net realized gains	—		—	(0.02)
Distributions from return of capital	—		(0.19)	—

Total distributions	(0.25)		(0.66)	(0.58)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.99		$8.35	$9.68

Total return A	10.80	%B	(7.33)%	2.47	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$14,214		$15,934	$13,988
Ratios to average net assets:
Expenses, before reimbursements	1.76	%C	1.44%	1.78	%C
Expenses, net of reimbursements	1.61	%C	1.53%	1.53	%C
Net investment income, before reimbursements	8.62	%C	6.84%	5.86	%C
Net investment income, net of reimbursements	8.77	%C	6.76%	6.12	%C
Portfolio turnover rate	34	%B	68%	23	%B E

	A Class
	Six Months		Year Ended	February 25 D to
	Ended July 31,		January 31,	January 31,
	2016		2016	2015
	(unaudited)
Net asset value, beginning of period	$8.35		$9.68	$10.00

Income from investment operations:
Net investment income	0.38		0.62	0.54
Net gains (losses) from investments (both realized and unrealized)	0.51		(1.29)	(0.29)

Total income (loss) from investment operations	0.89		(0.67)	0.25

Less distributions:
Dividends from net investment income	(0.25)		(0.47)	(0.55)
Distributions from net realized gains	—		—	(0.02)
Distributions from return of capital	—		(0.19)	—

Total distributions	(0.25)		(0.66)	(0.57)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.99		$8.35	$9.68

Total return A	10.79	%B	(7.36)%	2.42	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$6,418		$7,514	$15,782
Ratios to average net assets:
Expenses, before reimbursements	1.80	%C	1.52%	1.88	%C
Expenses, net of reimbursements	1.65	%C	1.55%	1.55	%C
Net investment income, before reimbursements	8.77	%C	6.89%	5.82	%C
Net investment income, net of reimbursements	8.91	%C	6.86%	6.15	%C
Portfolio turnover rate	34	%B	68%	23	%B E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015.
F	Amount represents less than $0.01 per share.

American Beacon Global Evolution Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2016		Year Ended January 31, 2016	February 25 D to January 31, 2015
	(unaudited)
Net asset value, beginning of period	$8.34		$9.67	$10.00

Income from investment operations:
Net investment income	0.35		0.56	0.47
Net gains (losses) from investments (both realized and unrealized)	0.51		(1.30)	(0.30)

Total income (loss) from investment operations	0.86		(0.74)	0.17

Less distributions:
Dividends from net investment income	(0.23)		(0.42)	(0.48)
Distributions from net realized gains	—		—	(0.02)
Distributions from return of capital	—		(0.17)	—

Total distributions	(0.23)		(0.59)	(0.50)

Redemption fees added to beneficial interests F	—		—	—

Net asset value, end of period	$8.97		$8.34	$9.67

Total return A	10.39	%B	(8.06)%	1.60	%B E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,866		$2,049	$1,245
Ratios to average net assets:
Expenses, before reimbursements	2.55	%C	2.31%	3.01	%C
Expenses, net of reimbursements	2.30	%C	2.30%	2.31	%C
Net investment income, before reimbursements	7.74	%C	5.89%	4.62	%C
Net investment income, net of reimbursements	7.99	%C	5.90%	5.33	%C
Portfolio turnover rate	34	%B	68%	23	%B E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	February 25, 2014 is the inception date of the Global Evolution Frontier Markets Income Fund.
E	Portfolio turnover rate is for the period from February 25, 2014 to January 31, 2015.
F	Amount represents less than $0.01 per share.

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

At its March 3–4, 2016 meetings, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon GLG Total Return Fund, a new series of the Trust (the “GLG Fund”), and (2) the approval of a new investment advisory agreement among the Manager, GLG LLC, and the Trust, on behalf of the GLG Fund (the “GLG Agreement”).

Approval of American Beacon Advisors, Inc.

Prior to the meeting, the Board reviewed information provided by the Manager in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Management Agreement for the GLG Fund, and the Investment Committee of the Board met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at its May 14, 2015 and June 2-3, 2015 meetings in connection with the review of the current Management Agreement and Administration Services Agreement between the Manager and the Trust as they related to the existing series of the Trust (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its March 3–4, 2016 meetings at which the Board considered the approval of the Management Agreement with respect to the GLG Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the GLG Fund: (1) the nature and quality of the services to be provided; (2) the potential materiality of the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the GLG Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Members of the Board’s Investment Committee posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreements was in the best interests of the GLG Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the current Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 14, 2015 and June 2-3, 2015 meetings and the current Administrative Services Agreement at its June 2-3, 2015 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of management and administration services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At its May 14, 2015 and June 2-3, 2015 meetings, the Board also considered the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the GLG Fund will be consistent with the services provided to the Existing Funds, except that the GLG Fund is a single-manager fund and, therefore, the Manager will not allocate assets among multiple investment advisors, which it does for many of the Existing Funds. The Board also considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the GLG Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the GLG Fund.

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

Investment Performance. The Board considered that the GLG Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the performance of GLG LLC in connection with its consideration of the GLG Agreement.

Costs of the Services Provided to the Fund and the Profits or Losses to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the GLG Fund. The Board also considered that the Manager will receive any fees payable by the GLG Fund pursuant to any future securities lending arrangement. The Board considered the Manager’s representation that its accounting system does not provide for cost allocation. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on non-distribution related business. The Board then considered that, at assumed asset levels, the Manager was projected to incur a pre-tax loss with respect to the GLG Fund, before and after distribution revenues and expenses, from its first year of rendering services to the GLG Fund.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by comparable funds. The Board considered that the Manager provides comparable services to the Existing Funds at the same rate as proposed for the GLG Fund. The Board also considered that, the management fee rate proposed by the Manager for the GLG Fund, both on a stand-alone basis and combined with the proposed advisory fee rate to be paid to GLG LLC, is higher than the average advisory fee rates paid by peer group funds in the Morningstar, Inc. (“Morningstar”) category for the GLG Fund. In addition, the Board considered that the Manager has agreed to limit the expenses of the GLG Fund at competitive market levels through February 28, 2018, which, for the GLG Fund, are competitive when compared with the Morningstar GLG Select Peer Group. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the GLG Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the GLG Fund contain breakpoints, which the Manager believes properly reflect economies of scale for the benefit of the GLG Fund’s shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the GLG Fund, except that AmBeacon’s overall relationship with the Trust has been and will continue to be a factor in helping AmBeacon attract separate account business. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the GLG Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the GLG Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the GLG Fund; (2) determined that the GLG Fund and its shareholders would benefit from the Manager’s management of the GLG Fund; and (3) approved the Management Agreement on behalf of the GLG Fund.

Approval of GLG LLC

Prior to the meeting, the Board reviewed information provided by GLG LLC in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the GLG Agreement, and the Investment Committee of the Board met with representatives of GLG LLC.

Provided below is an overview of the primary factors the Board considered at its March 3–4, 2016 meetings at which the Board considered the approval of the GLG Agreement. In determining whether to

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

approve the GLG Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of the proposed portfolio manager for the GLG Fund; (3) the potential materiality of the costs to be incurred by GLG LLC in rendering its services and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by GLG LLC with other clients; and (7) any other benefits anticipated to be derived by GLG LLC from its relationship with the GLG Fund.

The Board did not identify any particular information that was most relevant to its consideration of the GLG Agreement, and each Trustee may have afforded different weight to the various factors. Members of the Board’s Investment Committee posed questions to various management personnel of GLG LLC regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the GLG Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the GLG Agreement were reasonable and fair and that the approval of the GLG Agreement was in the best interests of the GLG Fund.

Nature, extent and quality of the services to be provided by GLG LLC. The Board considered information regarding GLG LLC’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the GLG Agreement. In addition, the Board considered the background and experience of the individual who will be assigned responsibility for managing the GLG Fund. The Board also considered GLG LLC’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of GLG LLC. The Board considered GLG LLC’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the GLG Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by GLG LLC were appropriate for the GLG Fund in light of its investment objective, and, thus, supported a decision to approve the GLG Agreement.

Performance of Portfolio Manager. The Board evaluated the information provided by GLG LLC regarding the performance of the two registered investment companies that were managed by the GLG Fund’s proposed portfolio manager relative to the performance of the a blended index comprised of the J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Global Diversified Index (“Blended Index”) and three registered investment companies with similar investment objectives and strategies (“Peer Funds”). The Board considered GLG LLC’s representation that, for the periods ended October 31, 2015, the two registered investment companies that were managed by the GLG Fund’s proposed portfolio manager outperformed the Blended Index and the Peer Funds for the for the one-year, three-year and since-inception periods. Based on the foregoing information, the Board concluded that the historical investment performance record of the GLG Fund’s proposed portfolio manager supported approval of the GLG Agreement.

Comparisons of the amounts to be paid under the GLG Agreement with those under contracts between GLG LLC and its other clients. In evaluating the GLG Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by GLG LLC on behalf of the GLG Fund. The Board considered that GLG LLC’s investment advisory fee rate under the GLG Agreement would be paid to GLG LLC by the GLG Fund. The Board considered GLG LLC’s representation that it does not currently charge a lower advisory fee rate to other clients for which GLG LLC provides comparable services. The Board also considered the Manager’s representation that, although the combined management and advisory fee rate to be paid to the Manager and GLG LLC was higher than the average advisory fee rate paid by peer group funds in the GLG Fund’s Morningstar category, the Manager had agreed to cap the GLG Fund’s expenses at competitive market levels through February 28, 2018. After evaluating this information, the Board concluded that GLG LLC’s advisory fee rate under the GLG Agreement was reasonable in light of the services to be provided to the GLG Fund.

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

Costs of the services to be provided and profits to be realized by GLG LLC and its affiliates from its relationship with the GLG Fund. The Board did not consider the costs of the services to be provided and profits to be realized by GLG LLC from its relationship with the GLG Fund, noting instead the arm’s-length nature of the relationship between the Manager and GLG LLC with respect to the negotiation of the advisory fee rate on behalf of the GLG Fund.

Economies of Scale. The Board considered GLG LLC’s representation that the fee schedule proposed for the GLG Fund, which includes breakpoints, reflects economies of scale as asset growth occurs.

Benefits to be derived by GLG LLC from the relationship with the GLG Fund. The Board considered GLG LLC’s representation that neither GLG LLC nor its affiliates will receive any “fall-out” benefits from GLG LLC’s relationship with the GLG Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to GLG LLC by virtue of its relationship with the GLG Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the GLG Fund, the Manager or GLG LLC, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the GLG Agreement is in the best interests of the GLG Fund and approved the GLG Agreement.

Approval of New Management Agreement and New Investment Advisory Agreement for American Beacon Global Evolution Frontier Markets Income Fund in December 2014

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of:

(1) a new Management Agreement (“New Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Global Evolution Frontier Markets Income Fund (“Global Evolution Fund”); and

(2) a new Investment Advisory Agreement (“New Advisory Agreement”) among the Manager, the Trust, on behalf of the Fund, and Global Evolution USA, LLC (“Global Evolution” or “Sub-Advisor”).

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (“Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the prior Management Agreement (“Prior Management Agreement”) between the Manager and the Trust, on behalf of the Global Evolution Fund, and the prior Investment Advisory Agreement (“Prior Advisory Agreement”) among the Manager, the Trust, on behalf of the Global Evolution Fund, and Global Evolution provided for their automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Prior Management Agreement and the Prior Advisory Agreement (together, the “Prior Agreements”) were deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Global Evolution Fund. Additionally, the Board considered that it had requested and evaluated the information relevant to the approval of the Prior Management Agreement and Prior Advisory Agreement at in-person

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

meetings held in May and June 2014 and November 2013. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or the Sub-Advisor since the May and June 2014 and November 2013 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Prior Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Global Evolution Fund’s fee structure, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Global Evolution Fund, or any other area, including how these changes might affect the Global Evolution Fund;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Global Evolution Fund;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Fund’s Chief Compliance Officer;

•	a discussion of any potential material changes to the Prior Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Global Evolution Fund as a result of the Transaction;

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Global Evolution Fund; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisor for the May and June 2014 meetings in connection with the renewal of the Prior Management Agreement with respect to certain other series of the Trust and the November 2013 meetings in connection with the initial approval of the Prior Agreements with respect to the Global Evolution Fund.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Global Evolution Fund and its shareholders.

In determining whether to approve the New Agreements on December 10, 2014, the Trustees considered the best interests of the Global Evolution Fund. The Board considered the Global Evolution Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Prior Management Agreement in May and June 2014 with respect to certain other series of the Trust and its review of the Prior Agreements in November 2013 with respect to the Global Evolution Fund, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Global Evolution Fund and the Sub-Advisor for the Global Evolution Fund; (3) the costs incurred by the Manager in rendering services to the Global Evolution Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Global Evolution Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the Sub-Advisor from its relationship with the Global Evolution Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and the Sub-Advisor to

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

provide the same services to the Global Evolution Fund on substantially the same terms as the Prior Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which the Global Evolution Fund’s assets are managed. The Board also considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Global Evolution Fund; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Global Evolution Fund’s shares and add new series to the Trust and share classes to the Global Evolution Fund’s product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Fund’s service providers or Sub-Advisor. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisor since the Board’s consideration of the Prior Management Agreement in May and June 2014 with respect to certain other series of the Trust and Prior Agreements in November 2013 with respect to the Global Evolution Fund that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisor were appropriate for the Global Evolution Fund and, thus, determined to approve the New Agreements for the Global Evolution Fund.

Investment Performance. The Board considered its review of the comparative information regarding the Global Evolution Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Prior Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since November 2013. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisor.

Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager with respect to the Global Evolution Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Fund or the Manager’s fee waivers currently in place with respect to the Global Evolution Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Prior Agreements with respect to the Global Evolution Fund in November 2013. Based on the foregoing information and the Board’s considerations in connection with the approval of the Prior Agreements with respect to the Global Evolution Fund in November 2013, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by the Sub-Advisor from its relationship with the Global Evolution Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and the Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Global Evolution Fund.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Global Evolution Fund would pay the same fee rates to the Manager under the New Management Agreement as the Fund currently pays under the Prior Management Agreement. The Board also considered that the Global Evolution Fund would pay the same investment advisory fee rate to the Sub-Advisor under the New Advisory Agreement as the Fund pays under the Prior Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements with respect to the Global Evolution Fund in November 2013, the Board concluded that the Manager’s fee schedule for the Global Evolution Fund, and the Sub-Advisor’s fee schedule for the Global Evolution Fund, provide for a reasonable sharing of benefits from any economies of scale with the Global Evolution Fund.

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

Benefits Derived by the Manager from Relationship With the Fund. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisor as a result of its advisory relationship with the Global Evolution Fund would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the initial approval of the Prior Agreements with respect to the Global Evolution Fund in November 2013, the Board concluded that the potential benefits accruing to the Manager under the New Management Agreement and the Sub-Advisor under the New Advisory Agreement, by virtue of the Manager’s and the Sub-Advisor’s relationship with the Global Evolution Fund, appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Global Evolution Fund, the Manager or the Sub-Advisor, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Global Evolution Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Global Evolution Fund, and approved the New Agreements.

Approval of Management Agreement for American Beacon Global Evolution Frontier Markets Income Fund in March 2016

At its March 3–4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between the Manager and the Trust, on behalf of the Global Evolution Fund. The New Agreement combines the terms of the Global Evolution Fund’s prior management agreement and administration agreement and establishes a standardized fee schedule for four categories of funds, which include fee schedule breakpoints. The Board considered that, with respect to the Global Evolution Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Global Evolution Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Fund’s management agreement because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Global Evolution Fund by the Manager at in-person meetings held on June 2–3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered and approved the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Global Evolution Fund. The Board also considered that the fee rate payable by the Global Evolution Fund under the New Agreement would not exceed the aggregate fee rate payable by the Global Evolution Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Global Evolution Fund and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Global Evolution Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Global Evolution Fund; (2) determined that the Global Evolution Fund and its shareholders would benefit from the Manager’s continued management of the Global Evolution Fund; and (3) approved the New Agreement on behalf of the Global Evolution Fund.

Renewal and Approval of the Management Agreement and Investment Advisory Agreement of the American Beacon Global Evolution Frontier Markets Income Fund in June 2016

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8, meeting, approved the renewal of: (1) the Management Agreement between the Manager and the Trust on behalf of the Global Evolution Fund; and (2) the investment advisory agreement (the “Investment Advisory Agreement”) among the Manager, the Trust, on behalf of the Global Evolution Fund, and Global Evolution (“subadvisor”). The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.
In connection with the Board’s consideration of the Management Agreement and the Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•	comparisons of the performance of an appropriate share class of the Global Evolution Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Global Evolution Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Global Evolution Fund;

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Global Evolution Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Global Evolution Fund’s investors;

•	an evaluation of any other benefits to the firm or Global Evolution Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Global Evolution Fund, as applicable, and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Global Evolution Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Global Evolution Fund.

The Board noted that the Manager provides management and administrative services to the Global Evolution Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Global Evolution Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreement. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Global Evolution Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Management Agreement and the Investment Advisory Agreement on behalf of the Global Evolution Fund, the Trustees considered the best interests of the Global Evolution Fund. While the Management Agreement and the Investment Advisory Agreements for all series of the Trust and American Beacon Select Funds (together, the “Trusts”) were considered at the Meetings, the Board considered the Global Evolution Fund’s investment management and subadvisory relationships separately.

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Global Evolution Fund and the subadvisor for the Global Evolution Fund; (3) the costs incurred by the Manager in rendering services to the Global Evolution Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Global Evolution Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationship with the Global Evolution Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Global Evolution Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Global Evolution Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Global Evolution Fund; the Manager’s commitment to enhance the Global Evolution Fund’s product line and increase assets in the Global Evolution Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Global Evolution Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Global Evolution Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for the Global Evolution Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Global Evolution Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Global Evolution Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Global Evolution Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual fund level, with some series of the Trusts being profitable for the Manager and with the Manager sustaining losses with respect to other series of the Trusts. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the series of the Trusts, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the series of the Trusts.

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain series of the Trusts and share classes that were in place during the last fiscal year. The Board further considered that, with respect to the Global Evolution Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain series of the Trusts. The Board also noted that certain share classes of the Global Evolution Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Global Evolution Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rate. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Global Evolution Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Global Evolution Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Global Evolution Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Global Evolution Fund. The Board also considered the Manager’s representation that many of the series of the Trusts benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many series of the Trusts benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Global Evolution Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Global Evolution Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Fund also derives benefits from its association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the series of the Trusts, as well as

Disclosure Regarding Approval of the Management Agreement

and Investment Advisory Agreements (Unaudited)

representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Global Evolution Fund appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Global Evolution Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Global Evolution Fund’s Lipper performance group and Lipper performance universe are to the group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Global Evolution Fund and a representative sample of funds with similar investment classifications and objectives as the Global Evolution Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Global Evolution Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Global Evolution Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Global Evolution Fund’s expense group and expense universe are to the group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Global Evolution Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Global Evolution Fund included in the Lipper comparative information and provides a broader view of expenses across the Global Evolution Fund’s investment classification/objective. The Trustees also considered the Global Evolution Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Global Evolution Frontier Markets Income Fund

In considering the renewal of the Management and Investment Advisory Agreement with Global Evolution for the Global Evolution Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	5th Quintile
Compared to Lipper Expense Group	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2016)

Compared to Lipper Performance Universe	5th Quintile
Compared to Lipper Performance Group	4th Quintile

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements of the Funds (Unaudited)

(1) Information provided by Global Evolution that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the Global Evolution Fund; (2) the Manager’s representation that the Global Evolution Fund underperformed primarily due to its profile as a frontier market fund within an emerging market fund universe; and (3) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Global Evolution Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Global Evolution Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Global Evolution Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Global Evolution Fund.

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Delivery of Documents

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If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon GLG Total Return Fund and American Beacon Global Evolution Frontier Markets Income Fund are service marks of American Beacon Advisors, Inc.

SAR 7/16

American Beacon®
FUNDS

2016 SEMI-ANNUAL REPORT

JULY 31, 2016

GROSVENOR LONG/SHORT FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GROSVENOR LONG/SHORT FUND All investing involves risk including the possible loss of principal. The Fund’s strategy of investing in a variety of long/short strategies entails certain risks including that the lead sub-advisor’s judgments about allocation between such strategies, as well as the selection of the sub-advisors and their subsequent individual investment decisions, may not perform to expectations resulting in the Fund’s underperformance or even losses versus other similar funds. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisors’ strategies and the Funds’ portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2016

President’s Message

Dear Shareholders,

During the six-month period ended July 31, 2016, patchy economic growth and the “Brexit” referendum set the stage for volatile markets around the globe. China’s slowing growth escalated concerns for global markets and, as a result, many central banks decided to continue or expand their economic stimulation policies. In March 2016, the Bank of Japan pushed its rates into negative territory and the European Central Bank cut a key rate to zero.

Then on Friday, June 24, 2016, Great Britain’s announcement that 52% of its voters favored leaving the European Union shook global financial markets. The Brexit referendum fallout was swift and significant. British Prime Minister David Cameron announced his resignation, the British pound sterling nose-dived approximately 12% against the dollar, the euro fell 1.4% against the dollar and the price of gold climbed 4.7% to a two-year high. Global markets reacted to the Brexit news with a selling frenzy. In the U.S., the Dow Jones industrial average dropped 611.21 points, or 3.4%, which wiped out year-to-date gains; the S&P 500 Index fell 3.6%; and the NASDAQ Composite Index sank 4.1%. That very same day, Moody’s Investors Service changed the U.K.’s long-term issuer and debt ratings to negative from stable, and affirmed both ratings at Aa1. On Monday, June 27, 2016, Standard & Poor’s Global Ratings stripped the U.K. of its impeccable AAA credit rating, reducing it to AA with a negative outlook. In addition, Fitch’s Ratings, Inc. downgraded the U.K.’s long-term foreign and local currency issuer default ratings to AA with negative outlooks.

Despite all this turmoil, investors appeared to be opportunistically willing to take on some risk. By June 30, 2016 – barely a week after the historic vote – some markets were nearing their pre-Brexit levels and even ended the month in positive territory. In July, Theresa May succeeded Mr. Cameron as the U.K.’s prime minister and most central banks put Brexit concerns on hold as they discussed taking action to help protect their economies against incurring any potentially damaging blows. This coupled with a mostly positive corporate earnings season caused the markets to continue their rally.

For the period under review, the MSCI World Index (which measures the equity market performance of developed markets) returned 11.58%.

For the six months ended July 31, 2016:

•	American Beacon Grosvenor Long/Short Fund (Investor Class) returned 4.19%.

At American Beacon, we pride ourselves on offering a broad range of mutual funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

Thank you for your continued investment in the American Beacon Funds. For additional information about our Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

American Beacon Grosvenor Long/Short FundSM

Performance Overview

July 31, 2016 (Unaudited)

The Investor Class of the American Beacon Grosvenor Long/Short Fund (the “Fund”) returned 4.19% for the six-month period ended July 31, 2016. The Fund underperformed the MSCI World Index (the “Index”) return of 11.58% for the period.

Total Returns for the Period ended July 31, 2016

	Ticker	6 Months*	Since Inception 10/1/2015
Institutional Class	GVRIX	4.29%	2.20%
Y Class	GVRYX	4.29%	2.10%
Investor Class	GVRPX	4.19%	1.90%
A Class with sales Charge	GSVAX	-0.78%	-2.95%
A Class without sales charge	GSVAX	4.19%	1.90%
C Class with sales charge	GSRCV	2.79%	0.30%
C Class without sales charge	GSRCV	3.79%	1.30%
MSCI World Index		11.58%	12.43%

*	Not Annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 10.00%, 13.10%, 13.33%, 12.81%, and 14.24%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund typically lags the Index during periods of strong market performance given the Fund’s short positions and hedges. This six-month period began with weak equity markets and ended near record highs. During periods of weak market performance, however, the Fund is more likely to outperform as the short positions and hedges add value. January 2016 provided the most recent example of the Fund’s outperformance in down markets.

During the six-month period ended July 31, 2016, six out of seven sub-advisors in the Fund generated positive returns. A leading source of gains came from exposure to the commodity sectors – energy and mining. The sub-advisors increased Fund exposure early in the period and benefitted from the recovery in commodity prices. The Fund’s exposure to mid-sized U.S. banks also contributed to performance during the period as the outlook for the economy and interest rates became more supportive.

The Fund’s investment strategy typically produces returns that are less volatile than those of the Index. As such, risk-adjusted returns generally provide an appropriate method of analyzing performance.

The Fund’s lead sub-advisor, Grosvenor Capital Management, continues to implement its thorough due-diligence process that addresses Investment Research, Risk Management, and Operational Effectiveness among the Fund’s sub-advisors. These efforts, and the Fund’s investment process, have remained consistent since its inception.

2

American Beacon Grosvenor Long/Short FundSM

Performance Overview

July 31, 2016 (Unaudited)

Top Ten Long Exposures (% Net Assets)
Yahoo, Inc.	2.6
NVR, Inc.	1.6
Regions Financial Corp.	1.6
Facebook, Inc.	1.4
Alphabet, Inc.	1.3
Charter Communications, Inc.	1.4
Autozone, Inc.	1.1
Constellation Brands, Inc.	1.1
Monster Beverage Corp.	1.1
Williams Cos., Inc.	1.0

Top 10 Short Exposures (% Net Assets)
SPDR S&P 500 ETF Trust	(2.9)
Consumer Staples Select Sector SPDR Fund	(1.1)
Consumer Discretionary Select Sector	(1.0)
Energy Select Sector SPDR Fund	(0.8)
International Business Machines Corp.	(0.7)
Ford Motor Co.	(0.6)
Electronic Arts, Inc.	(0.6)
IShares MSCI Brazil Capped ETF	(0.6)
SPDR S&P Biotech ETF	(0.6)
Corning, Inc.	(0.5)

Net Sector Exposures (% Investments)
Financials	9.3
Information Technology	9.0
Consumer Discretionary	6.0
Energy	6.0
Consumer Staples	5.0
Materials	4.7
Industrials	3.3
Health Care	1.9
Telecommunications	1.5
Utilities	0.8
Broad Market Indices	(5.7)

Fund Level Exposure (% Net Assets)
Net Exposure	51.3
Gross Exposure	121.7
Long Exposure	86.5
Short Exposure	35.2

3

American Beacon Grosvenor Long/Short FundSM

Expense Examples

July 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2016 through July 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Grosvenor Long/Short FundSM

Expense Examples

July 31, 2016 (Unaudited)

Grosvenor Long/Short Fund

	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Expenses Paid During Period 2/1/2016-7/31/2016*
Institutional Class
Actual	$1,000.00	$1,042.86	$23.16
Hypothetical**	$1,000.00	$1,002.18	$22.70
Y Class
Actual	$1,000.00	$1,042.90	$23.67
Hypothetical**	$1,000.00	$1,001.71	$23.19
Investor Class
Actual	$1,000.00	$1,041.92	$25.13
Hypothetical**	$1,000.00	$1,000.27	$24.62
A Class
Actual	$1,000.00	$1,041.92	$25.49
Hypothetical**	$1,000.00	$999.90	$24.96
C Class
Actual	$1,000.00	$1,037.91	$28.68
Hypothetical**	$1,000.00	$996.73	$28.10

*	Expenses are equal to the Fund’s annualized expense ratios (including non-operating expenses) for the six-month period of 4.56%, 4.66%, 4.95%, 5.02% and 5.66% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
SECURITIES SOLD LONG
COMMON STOCKS - 81.60%
CONSUMER DISCRETIONARY - 20.14%
Auto Components - 1.77%
Delphi Automotive PLCA	832	$56
LKQ Corp.B	4,906	168
Magna International, Inc., Class A	1,595	62

		286

Automobiles - 0.75%
Avis Budget Group, Inc.B	2,406	88
Harley-Davidson, Inc.	130	7
Peugeot S.A.B	1,736	26

		121

Automotive Retailers - 0.01%
Europcar Groupe S.A.B C	216	2

Hotels, Restaurants & Leisure - 2.91%
Buffalo Wild Wings, Inc.B	99	17
Caesars Entertainment Corp.B	802	6
Carnival Corp.	1,112	52
Chipotle Mexican Grill, Inc.B	67	28
Dunkin’ Brands Group, Inc.	417	19
Melco Crown Entertainment Ltd., ADRD	3,433	48
MGM Resorts InternationalB	6,623	158
Norwegian Cruise Line Holdings Ltd.B	731	31
Royal Caribbean Cruises Ltd.	605	44
Sands China Ltd.	2,898	11
Wyndham Worldwide Corp.	776	55

		469

Household Durables - 0.80%
NVR, Inc.B	70	119
Sodastream International Ltd.B	397	10

		129

Household Products - 0.37%
CalAtlantic Group, Inc.	1,642	59

Internet & Catalog Retail - 2.37%
Amazon.com, Inc.B	166	126
JD.com, Inc., ADRB D	611	13
SS&C Technologies Holdings, Inc.	4,852	157
TripAdvisor, Inc.B	867	61
Wayfair, Inc., Class AB	608	26

		383

Media - 5.44%
Banner Corp.	1,544	64
CBS Corp., Class BE	2,072	108
Charter Communications, Inc., Class AB	869	205
Comcast Corp., Class A	1,090	73
CTS Eventim AG & Co., KGaA	1,575	55
DISH Network Corp., Class A	597	32
ITV PLCA	52,673	137
Liberty Global PLC, Series CA B	2,362	73
Twenty-First Century Fox, Inc., Class A	1,509	40
Viacom, Inc., Class B	2,084	95

		882

See accompanying notes

6

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Multiline Retail - 0.82%
Dollar General Corp.	1,395	$132

Retail - 0.04%
Barnes and Noble, Inc.	536	7

Specialty Retail - 4.22%
Abercrombie & Fitch Co., Class A	279	6
AutoZone, Inc.B	225	183
Copart, Inc.B	54	3
Dollar Tree, Inc.B	431	42
Dollarama, Inc.	1,725	128
MarineMax, Inc.B	833	17
Ocado Group PLCA B	32,450	114
O’Reilly Automotive, Inc.B	459	133
Tile Shop Holdings, Inc.B	2,486	42
TJX Cos., Inc.	162	13

		681

Textiles & Apparel - 0.64%
Coach, Inc.	1,226	52
Industria de Diseno Textil S.A.	1,171	41
Moncler SpA	667	12

		105

Total Consumer Discretionary		3,256

CONSUMER STAPLES - 6.24%
Beverages - 2.77%
Constellation Brands, Inc., Class A	747	123
Molson Coors Brewing Co., Class B	1,448	148
Monster Beverage Corp.B	1,094	175

		446

Food & Drug Retailing - 1.93%
Alimentation Couche-Tard, Inc., Class B	3,105	141
Casey’s General Stores, Inc.	755	101
Costco Wholesale Corp.	262	44
Vitamin Shoppe, Inc.B	932	27

		313

Food Products - 0.63%
ConAgra Foods, Inc.	445	21
Kraft Heinz Co.	683	59
Mondelez International, Inc., Class A	500	22

		102

Household Products - 0.25%
Procter & Gamble Co.	469	41

Tobacco - 0.66%
British American Tobacco PLCA	1,678	107

Total Consumer Staples		1,009

ENERGY - 9.22%
Energy Equipment & Services - 1.22%
Halliburton Co.	3,362	147
Schlumberger Ltd.	630	51

		198

See accompanying notes

7

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Oil & Gas - 8.00%
Anadarko Petroleum Corp.	252	$14
Concho Resources, Inc.B	530	66
Continental Resources, Inc.B	1,818	80
Energy Transfer Partners LPF	3,279	130
Enterprise Products Partners Ltd.	4,793	136
EQT Corp.	699	51
Exxon Mobil Corp.	196	17
Hess Corp.	501	27
Kinder Morgan, Inc.	572	12
Newfield Exploration Co.B	1,218	53
Noble Energy, Inc.	1,983	71
Occidental Petroleum Corp.	497	37
Pioneer Natural Resources Co.	297	48
Sunoco LPF	5,088	158
Tesoro Corp.	1,989	151
Valero Energy Corp.	1,382	72
Williams Cos., Inc.B	7,074	170

		1,293

Total Energy		1,491

FINANCIALS - 16.80%
Banks - 12.81%
American Business BankB	1,428	40
American Riviera BankB	2,244	25
Bank of Marin Bancorp	1,120	56
Bank of the James Financial Group, Inc.	4,233	54
Barclays PLC, ADRA D	1,235	10
BofI Holding, Inc.B	2,760	46
Bryn Mawr Bank Corp.	881	26
Cambridge Bancorp	668	32
Citizens Financial Group	5,284	117
Comerica, Inc.	851	38
Commerce West BankB	1,922	31
Community Financial Corp	2,259	51
CU BancorpB	2,146	51
Equity Bancshares, Inc., Class AB	1,380	31
Farmers & Merchants Bank of Long Beach	6	36
Farmers Capital Bank Corp	1,438	42
Fifth Third Bancorp	3,195	61
First of Long Island Corp	2,227	67
First South Bancorp, Inc.	2,258	22
Guaranty Bancorp	2,785	47
Heritage Financial Corp.	101	2
Horizon Bancorp	77	2
Huntington Bancshares, Inc.	3,968	38
Intesa Sanpaolo SpA	4,131	9
KeyCorp	5,229	61
MBT Financial Corp.	2,945	26
Mediobanca SpA	1,293	9
Old Line Bancshares, Inc.	2,406	46
Opus Bank	2,043	65
Orrstown Financial Services, Inc.	1,594	31
Peapack Gladstone Financial Corp.	2,229	45
PNC Financial Services Group, Inc.	598	49
Preferred Bank	1,250	41
Premier Financial Bancorp, Inc.	1,153	21
Provident Bancorp, Inc.B	1,853	30
Puget Sound Bancorp, Inc.B	980	18
Regions Financial Corp.	27,545	252
Republic First Bancorp, Inc.B	6,971	31
Riverview Bancorp, Inc.	4,177	20

See accompanying notes

8

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Seacoast Banking Corp. of FloridaB	2,559	$41
Shore Bancshares, Inc.	2,191	26
Sunshine Bancorp, Inc.B	3,508	50
Sussex Bancorp	2,342	35
SVB Financial GroupB	791	78
Triumph Bancorp, Inc.B	1,424	25
Veritex Holdings, Inc.B	2,995	52
WashingtonFirst Bankshares, Inc.	3,190	76

		2,062

Diversified Financials - 1.63%
Ally Financial, Inc.	3,892	70
Caesars Acquisition Company, Class AB	210	2
Capital One Financial Corp.	1,101	74
Cascade BancorpB	6,752	38
NorthStar Asset Management Group Inc.	5,200	62
Santander Consumer USA Holdings, Inc.	1,529	17

		263

Insurance - 0.61%
First American Financial Corp.	887	37
Stewart Information Services Corp.	1,423	61

		98

Real Estate - 1.75%
Brookdale Senior Living, Inc.B	2,377	44
Colony Financial, Inc.H	1,690	30
Heritage Oaks Bancorp	6,017	49
National Retail Properties, Inc.H	579	31
Public Storage, Inc.H	97	23
Realogy Holdings Corp.	2,270	70
Regional Management Corp.B	1,924	36

		283

Total Financials		2,706

HEALTH CARE - 3.29%
Biotechnology - 0.61%
Gilead Sciences, Inc.	1,018	81
Vertex Pharmaceuticals, Inc.B	180	17

		98

Health Care Equipment & Supplies - 0.66%
St. Jude Medical, Inc.	1,272	106

Health Care Providers & Services - 0.53%
Cigna Corp.	146	19
Express Scripts Holding Co.B	27	2
HCA Holdings, Inc.	460	35
Service Corp International	1,049	29

		85

Pharmaceuticals - 1.49%
Allergan PLCA B	534	136
Pfizer, Inc.	2,853	105

		241

Total Health Care		530

INDUSTRIALS - 5.23%
Aerospace & Defense - 1.63%
AerCap Holdings N.V.B	334	12
Lockheed Martin Corp.	229	58
Meggitt PLCA	8,111	47

See accompanying notes

9

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Northrop Grumman Corp.	192	$42
Raytheon Co.	427	59
TransDigm Group, Inc.	164	46

		264

Air Freight & Couriers - 0.08%
FedEx Corp.	81	13

Airlines - 0.59%
Delta Air Lines, Inc.	1,753	68
Latam Airlines Group SP, ADRD	852	7
Southwest Airlines Co.	502	19

		94

Construction & Engineering - 0.20%
Fluor Corp.	606	32

Electrical Equipment - 0.43%
A.O. Smith Corp.	118	11
Tyco International PLCA	1,271	58

		69

Industrial Conglomerates - 0.72%
General Electric Co.	3,714	116

Machinery - 0.11%
Parker Hannifin Corp.	153	17

Marine - 0.04%
Kirby Corp.B	104	6

Road & Rail - 1.31%
Canadian Pacific Railway Ltd.	201	30
CSX Corp.	1,023	29
Kansas City Southern	877	84
Swift Transportation Co.B	2,754	53
Union Pacific Corp.	176	16

		212

Trading Companies & Distributors - 0.08%
Air Lease Corp.	422	12

Transportation & Logistics - 0.04%
Norfolk Southern Corp.	73	7

Total Industrials		842

INFORMATION TECHNOLOGY - 12.83%
Communications - 1.41%
Facebook, Inc., Class AB	1,842	228

Communications Equipment - 0.68%
Cisco Systems, Inc.	1,203	37
CommScope Holding Co., Inc.B	472	14
Palo Alto Networks, Inc.B	440	58

		109

Computers & Peripherals - 0.40%
EMC Corp.	326	9
Hewlett Packard Enterprise Co.	738	16
HP, Inc.	2,750	$39

		64

See accompanying notes

10

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Electronic Equipment & Instruments - 0.64%
Flextronics International Ltd.B	2,193	28
NVIDIA Corp.	384	22
OSI Systems, Inc.B	891	52

		102

Internet Software & Services - 5.88%
Alphabet, Inc., Class AB	153	121
Alphabet, Inc., Class CB	161	123
Baidu, Inc., Sponsored ADRB D	37	6
comScore, Inc.B	1,734	45
LinkedIn Corp., Class AB	461	89
Tencent Holdings Ltd.	4,891	118
Yahoo, Inc.B	11,707	446

		948

IT Consulting & Services - 0.35%
Cognizant Technology Solutions Corp., Class AB	976	56

Semiconductor Equipment & Products - 0.09%
Advanced Micro Devices, Inc.	2,150	15

Software - 3.38%
Activision Blizzard, Inc.	1,046	42
Ellie Mae, Inc.B	281	26
Microsoft Corp.	1,587	90
Navient Corp.	1,805	26
Nimble Storage, Inc.B	6,389	48
PayPal Holdings, Inc.B	4,061	150
Red Hat, Inc.B	872	66
Square Enix Holdings Co., Ltd.	719	23
Take-Two Interactive Software, Inc.	1,897	76

		547

Total Information Technology		2,069

MATERIALS - 5.03%
Chemicals - 0.54%
Air Products & Chemicals, Inc.	131	20
CF Industries Holdings, Inc.	2,246	56
Monsanto Co.	124	13

		89

Construction Materials - 0.09%
Buzzi Unicem SpA	716	15

Containers & Packaging - 0.38%
Berry Plastics Group, Inc.B	1,495	61

Metals & Mining - 3.31%
AngloGold Ashanti Ltd., ADRB D	1,620	35
Boliden AB	1,434	32
First Quantum Minerals Ltd.	1,169	10
Freeport-McMoRan Copper & Gold, Inc.	1,231	16
Impala Platinum Holdings Ltd.B	3,233	14
Newmont Mining Corp.	1,460	64
Rio Tinto PLC, Sponsored ADRA D	1,354	44
Silver Wheaton Corp.	2,544	71
Teck Resources Ltd.	9,691	155
United States Steel Corp.	3,359	$92

		533

See accompanying notes

11

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Paper & Forest Products - 0.71%
Canfor Corp.B	5,461	65
West Fraser Timber Co., Ltd.	1,461	50

		115

Total Materials		813

TELECOMMUNICATION SERVICES - 1.93%
Diversified Telecommunication Services - 1.08%
Telefonica Deutschland Holding AG	20,115	82
Verizon Communications, Inc.	1,663	92

		174

Wireless Telecommunication Services - 0.85%
Central Valley Community Bancorp	1,631	24
China Mobile Ltd.	3,588	46
Tim Participacoes S.A., ADRD	5,370	71

		141

Total Telecommunication Services		315

UTILITIES - 0.89%
Sempra Energy,	1,286	144

Total COMMON STOCKS (Cost $12,378)		13,175

WARRANTS - 0.43% (Cost $69)
ENERGY - 0.00%
Kinder Morgan, Inc., 5/25/2017, Strike Price $40.00G I	307	—

FINANCE - 0.42%
Deutsche Bank AG London, 9/27/2016, Strike Price $0.00 C I	19,549	69

Total WARRANTS (Cost $69)		69

SHORT-TERM INVESTMENTS - 12.99% (Cost $2,167)
American Beacon U.S. Government Money Market Select Fund, Select ClassJ	2,098,222	2,098

Total SECURITIES HELD LONG (Cost: $14,545)		15,342

SECURITIES SOLD SHORT
COMMON STOCKS - (23.13%)
CONSUMER DISCRETIONARY - (3.87%)
Auto Components - (0.18%)
Delphi Automotive PLCA	(432)	(29)

Automobiles - (0.76%)
Ford Motor Co.	(7,761)	(98)
Tesla Motors, Inc.B	(20)	(5)
Toyota Motor Corp., Sponsored ADRD	(181)	(20)

		(123)

Hotels, Restaurants & Leisure - (0.70%)
Carnival Corp.	(90)	(4)
China Lodging Group Ltd., Sponsored ADRD G	(11)	—
Hilton Worldwide Holdings, Inc.	(1,838)	(43)
Intercontinental Hotels Group	(354)	$(14)
Marriott International, Inc., Class A	(510)	(37)
Six Flags Entertainment Corp.	(148)	(8)
Wynn Resorts Ltd.	(59)	(6)

		(112)

See accompanying notes

12

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Household Durables - (0.36%)
GoPro, Inc., Class AB	(152)	(2)
Leggett & Platt, Inc.	(34)	(2)
Lennar Corp., Class A	(587)	(27)
Newell Rubbermaid, Inc.	(490)	(26)
Tempur Sealy International, Inc.B	(23)	(2)

		(59)

Media - (0.72%)
Discovery Communications, Inc., Class AB	(530)	(13)
Nielsen Holdings PLCA	(398)	(21)
Rocket Internet SEB C	(38)	(1)
Scripps Networks Interactive, Inc., Class A	(156)	(10)
Sinclair Broadcast Group, Inc., Class A	(272)	(8)
Walt Disney Co.	(680)	(65)

		(118)

Multiline Retail - (0.28%)
Target Corp.	(604)	(45)

Specialty Retail - (0.31%)
CarMax, Inc.B	(154)	(9)
Dollar Tree, Inc.B	(420)	(40)

		(49)

Textiles & Apparel - (0.56%)
Cie Financiere Richemont S.A. Reg.	(698)	(42)
Five Below, Inc.B	(64)	(3)
Hugo Boss AG	(13)	(1)
Swatch Groug AG	(92)	(24)
Under Armour, Inc., Class AB G	(5)	—
VF Corp.	(347)	(22)

		(92)

Total Consumer Discretionary		(627)

CONSUMER STAPLES - (0.84%)
Beverages - (0.01%)
PepsiCo, Inc.	(19)	(2)

Food & Drug Retailing - (0.80%)
Costco Wholesale Corp.	(241)	(40)
Kroger Co.	(959)	(33)
Tesco PLCA B	(2,863)	(6)
Wal-Mart Stores, Inc.	(48)	(4)
Whole Foods Market, Inc.	(845)	(26)
Woolworths Holdings Ltd.	(1,189)	(21)

		(130)

Food Products - (0.02%)
Whitewaves Food Co.B	(47)	(3)

Household Products - (0.01%)
Church & Dwight Co., Inc.	(16)	$(2)

Total Consumer Staples		(137)

See accompanying notes

13

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
ENERGY - (2.47%)
Energy Equipment & Services - (1.02%)
Helmerich & Payne, Inc.	(403)	(25)
National Oilwell Varco, Inc.	(1,966)	(64)
Schlumberger Ltd.	(957)	(77)

		(166)

Oil & Gas - (1.45%)
Apache Corp.	(605)	(32)
Chevron Corp.	(178)	(18)
ConocoPhillips	(1,311)	(54)
EOG Resources, Inc.	(558)	(46)
Exxon Mobil Corp.	(50)	(4)
Occidental Petroleum Corp.	(1,091)	(82)

		(236)

Total Energy		(402)

FINANCIALS - (7.36%)
Banks - (6.19%)
Bank of Hawaii Corp.	(178)	(12)
BNC Bancorp	(1,051)	(25)
CIT Group, Inc.	(392)	(14)
Clifton Bancorp, Inc.	(405)	(6)
Community Bank System, Inc.	(1,198)	(53)
CVB Financial Corp.	(3,004)	(49)
DBS Group Holdings Ltd.	(2,301)	(26)
FCB Financial Holdings, Inc., Class AB	(1,075)	(38)
First Financial Bankshares, Inc.	(1,734)	(59)
First Republic Bank	(487)	(35)
Frost Bankers, Inc.	(88)	(6)
Glacier Bancorp, Inc.	(1,672)	(46)
Home Bancshares, Inc.	(1,167)	(24)
Iberiabank Corp.	(605)	(38)
Independent Bank Corp.	(806)	(40)
Investors Bancorp, Inc	(2,915)	(33)
MB Financial, Inc.	(681)	(26)
NBT Bancorp, Inc.	(215)	(6)
New York Community Bancorp, Inc.	(1,607)	(23)
Northwest Bancshares, Inc.	(853)	(13)
PacWest Bancorp	(313)	(13)
Prosperity Bancshares, Inc.	(954)	(49)
Renasant Corp.	(1,249)	(40)
ServisFirst Bancshares, Inc.	(125)	(6)
Simmons First National Corp., Class A	(401)	(18)
South State Corp.	(699)	(51)
Southside Bancshares, Inc.	(872)	(27)
State Bank Financial Corp.	(769)	(17)
Stock Yards Bancorp, Inc.	(217)	(6)
Tompkins Financial Corp.	(183)	(13)
Trustmark Corp.	(1,005)	(26)
Washington Trust Bancorp, Inc.	(325)	(12)
WesBanco, Inc.	(397)	(12)
Westamerica Bancorporation	(947)	(45)
Western Alliance BancorpB	(1,376)	(47)
WSFS Financial Corp.	(1,084)	(38)

		(992)

See accompanying notes

14

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Diversified Financials - (0.32%)
Capitol Federal Financial, Inc.	(440)	$(6)
Credit Acceptance Corp.B	(39)	(7)
Discover Financial Services	(172)	(10)
Goldman Sachs Group, Inc.	(137)	(22)
Synchrony Financial	(262)	(7)

		(52)

Insurance - (0.31%)
CNP Assurances	(3,242)	(50)

Real Estate - (0.54%)
Acadia Realty TrustH	(171)	(6)
Camden Property TrustH	(36)	(3)
Crown Castle International Corp.H	(408)	(40)
Empire State Realty Trust, Inc.H	(155)	(3)
Essex Property Trust, Inc.H	(42)	(10)
Federal Realty Investment TrustH	(37)	(6)
Highwoods Properties, Inc.H	(115)	(6)
Mid-America Apartment Communities, Inc.H	(36)	(4)
Public Storage, Inc.H	(10)	(2)
Realty Income Corp.H	(51)	(4)
UDR, Inc.H	(98)	(4)

		(88)

Total Financials		(1,182)

HEALTH CARE - (0.72%)
Health Care Equipment & Supplies - (0.41%)
Illumina, Inc.B	(395)	(66)

Pharmaceuticals - (0.31%)
Abbott Laboratories	(1,108)	(50)

Total Health Care		(116)

INDUSTRIALS - (2.29%)
Aerospace & Defense - (0.36%)
Aircastle Ltd.	(846)	(19)
Boeing Co.	(296)	(40)

		(59)

Air Freight & Couriers - (0.17%)
C.H. Robinson Worldwide, Inc.	(307)	(21)
United Parcel Service, Inc., Class B	(55)	(6)

		(27)

Airlines - (0.24%)
Air CanadaB	(1,405)	(10)
American Airlines Group, Inc.	(301)	(11)
United Continental Holdings, Inc.	(92)	(4)
Westjet Airlines Ltd.	(703)	(12)

		(37)

Commercial Services & Supplies - (0.04%)
Republic Services, Inc.	(66)	(3)
Waste Management, Inc.	(54)	(4)

		(7)

Industrial Conglomerates - (0.03%)
General Electric Co.	(146)	(5)

See accompanying notes

15

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Machinery - (0.97%)
Caterpillar, Inc.	(399)	$(33)
Cummins, Inc.	(224)	(28)
Hitachi Construction Machinery Co., Ltd.	(150)	(2)
Kone Oyj, Class B	(126)	(6)
PACCAR, Inc.	(458)	(27)
Parker Hannifin Corp.	(525)	(60)

		(156)

Road & Rail - (0.15%)
Hertz Global Holdings, Inc.B	(71)	(3)
Landstar System, Inc.	(122)	(9)
Saia, Inc.B	(286)	(8)
Werner Enterprises, Inc.	(216)	(5)

		(25)

Trading Companies & Distributors - (0.33%)
Fastenal Co.	(610)	(26)
WW Grainger, Inc.	(119)	(26)

		(52)

Total Industrials		(368)

INFORMATION TECHNOLOGY - (4.20%)
Communications Equipment - (0.53%)
Cisco Systems, Inc.	(71)	(2)
Corning, Inc.	(3,686)	(83)

		(85)

Computers & Peripherals - (0.63%)
International Business Machines Corp.	(607)	(99)
Logitech International S.A.	(41)	(1)
NetApp, Inc.	(37)	(1)
Pure Storage Inc., Class AB G	(31)	—

		(101)

Electronic Equipment & Instruments - (0.05%)
Amphenol Corp., Class A	(75)	(4)
NVIDIA Corp.	(58)	(3)

		(7)

Internet Software & Services - (1.07%)
Alibaba Group Holding Ltd., ADRB D	(859)	(71)
Equinix, Inc.H	(175)	(65)
GrubHub, Inc.B	(27)	(1)
United Internet AG, Reg SK	(257)	(11)
Yahoo Japan Corp.	(758)	(3)
Zillow Group, Inc., Class CB	(554)	(22)

		(173)

IT Consulting & Services - (0.57%)
Accenture PLC, Class AA	(211)	(24)
Infosys Technologies Ltd., Reg S, Sponsored ADRD K	(3,943)	(65)
Ritchie Bros Auctioneers, Inc.	(48)	(2)
Tyler Technologies, Inc.	(6)	(1)

		(92)

Office Electronics - (0.05%)
Canon, Inc.	(291)	(8)

Software - (1.30%)
Activision Blizzard, Inc.	(396)	(16)
Adobe Systems, Inc.B	(189)	(18)
Check Point Software Technologies Ltd.B	(47)	(4)
CommVault Systems, Inc.B	(17)	(1)
Electronic Arts, Inc.B	(1,204)	(92)

See accompanying notes

16

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
PayPal Holdings, Inc.B	(344)	$(13)
SAP AG, Sponsored ADRD	(25)	(2)
Square, Inc., Class AB	(313)	(3)
Symantec Corp.	(37)	(1)
Ultimate Software Group, Inc.B	(14)	(3)
VMware, Inc., Class AB	(47)	(3)
Workday, Inc., Class AB	(660)	(55)

		(211)

Total Information Technology		(677)

MATERIALS - (1.32%)
Chemicals - (1.18%)
EI du Pont de Nemours & Co.	(300)	(21)
LyondellBasell Industries N.V., Class A	(523)	(39)
Mosaic Co.	(1,988)	(54)
Potash Corp of Saskatchewan, Inc.	(2,505)	(39)
Praxair, Inc.	(333)	(39)

		(192)

Construction Materials - (0.07%)
LafargeHolcim Ltd.	(226)	(11)

Paper & Forest Products - (0.07%)
Domtar Corp.	(292)	(11)

Total Materials		(214)

TELECOMMUNICATION SERVICES - (0.06%)
Freenet AG	(59)	(2)
Millicom International Cellular S.A.	(161)	(9)

Total Telecommunication Services		(11)

Total COMMON STOCKS (Proceeds $(3,546))		(3,734)

EXCHANGE TRADED INSTRUMENTS - (9.43%)
EXCHANGE TRADED FUNDS - (9.43%)
Consumer Discretionary Select Sector SPDR Fund	(1,913)	(156)
Consumer Staples Select Sector SPDR Fund	(3,248)	(179)
Energy Select Sector SPDR Fund	(1,833)	(124)
Financial Select Sector SPDR Fund	(707)	(17)
Health Care Select Sector SPDR Fund	(407)	(31)
Industrial Select Sector SPDR Fund	(896)	(52)
iShares China Large-Cap Fund	(522)	(18)
iShares MSCI Australia Fund	(3,496)	(73)
iShares MSCI Brazil Capped Fund	(2,798)	(93)
iShares MSCI Chile Capped Fund	(630)	(24)
iShares MSCI EAFE Fund	(366)	(21)
iShares Russell 2000 Growth Fund	(112)	(16)
iShares Russell 2000 Index Fund	(532)	(64)
iShares Russell 2000 Value Index Fund	(591)	(60)
iShares STOXX Europe 600 UCITS ETF DE	(457)	(18)
Materials Select Sector SPDR Fund	(192)	(9)
PowerShares Emerging Markets Sovereign Debt ETF	(166)	(5)
SPDR S&P Biotech ETF	(1,469)	(91)
SPDR S&P Emerging Markets SmallCap ETF	(836)	(35)
SPDR S&P Telecom Fund	(345)	(21)
SPDR S&P500 ETF Trust	(1,334)	(292)
Technology Select Sector SPDR Fund	(1,166)	(54)
Utilities Select Sector SPDR Fund	(276)	(14)
Vaneck Vectors Agribusiness	(454)	(22)
Vanguard FTSE Emerging Markets Fund	(958)	(35)

Total Exchange Traded Funds		(1,524)

Total EXCHANGE TRADED INSTRUMENTS (Proceeds $(1,403))		(1,524)

See accompanying notes

17

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Total SECURITIES SOLD SHORT - (Proceeds $(4,949))		$(5,258)

Total Investments in Securites (excludes securities sold short) - 95.00% (Cost $14,545)		15,342
Total Securities Sold Short - (32.56)% (Proceeds $(4,949))		(5,258)
Purchased Options- 0.11% (Cost $21)		17
Written Options - (0.03)% (Proceeds $(1))		(4)
OTHER ASSETS, NET OF LIABILITIES - 37.48%		6,052

TOTAL NET ASSETS - 100.00%		$16,149

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $70 or 0.43% of net assets. The Fund has no right to demand registration of these securities.
D	ADR - American Depositary Receipt.
E	Non-voting participating shares.
F	LP - Limited Partnership.
G	Amount is less than $500.
H	REIT - Real Estate Investment Trust.
I	Warrant.
J	The Fund is affiliated by having the same investment advisor.
K	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes

18

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

Total Return Swap Agreements outstanding on July 31, 2016:

Pay/Receive Floating Rate	Description	Reference Entity	Counterparty	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	1-Day EUR-EONIA	Accor S.A.	MSC	0.550%	11/2/2016	1,416	$57,386	$(4,910)
Pay	1-Day EUR-EONIA	Finecobank Banca Fineco SpA	MSC	0.750%	11/2/2016	5,607	36,031	(6,996)
Receive	1-Day EUR-EONIA	Casino Guichard Perrachon S.A.	MSC	1.000%	11/2/2016	151	6,253	(1,188)
Receive	1-Day GBP-SONIA	J Sainsbury, PLC	MSC	0.350%	11/2/2016	1,790	4,245	305
Receive	1-Day EUR-EONIA	Distribuidora Internacional De Alimentacion S.A.	MSC	0.500%	11/2/2016	689	3,479	(410)
Receive	1-Day BRL-FEDEF	Cielo S.A.	MSC	1.100%	11/2/2016	96	2,755	(155)
Receive	1-Day TWD-FEDEF	China Steel Corp.	MSC	1.920%	11/5/2016	16,494	317,242	(1,455)
Receive	1-Day HKD-HONIX	Hong Kong & China Gas Co. Ltd.	MSC	0.460%	11/5/2016	1,290	17,172	(36)
Receive	1-Day TWD-FEDEF	Formosa Petrochemical Corp.	MSC	0.590%	11/5/2016	2,092	161,664	(886)
Receive	1-Day HKD-HONIX	HK Electric Investments & HK Electric Investments Ltd.	MSC	3.250%	11/5/2016	2,000	11,031	(494)
Receive	1-Day GBP-SONIA	Ted Baker, PLC	MSC	0.460%	12/25/2016	33	1,002	299
Pay	1-Month GBP-LIBOR	Wizz Air Holdings, PLC	MSC	0.980%	1/16/2017	772	13,903	(2,574)
Pay	1-Month EUR-LIBOR	Ryanair Holdings, PLC	MSC	0.240%	2/10/2017	2,890	31,841	2,980
Receive	1-Day EUR-EONIA	SES S.A.	MSC	0.500%	2/12/2017	365	7,039	(126)
Receive	1-Day EUR-EONIA	Eutelsat Communications S.A.	MSC	0.420%	2/12/2017	758	15,203	1,929
Receive	1-Day BRL-FEDEF	Telefonica Brasil S.A.	MSC	1.350%	3/3/2017	952	36,718	(3,130)
Pay	1-Day USD-FEDEF	NVR, Inc.	MSC	0.900%	5/22/2017	78	122,943	10,047
Pay	1-Month GBP-LIBOR	Anglo American, PLC	MSC	0.980%	7/24/2017	3,506	25,086	5,335
Pay	1-Day USD-FEDEF	Constellation Brands, Inc.	MSC	0.900%	7/24/2017	341	49,756	6,383
Pay	1-Month EUR-EURIB	Peugeot S.A.	MSC	0.140%	7/24/2017	706	9,375	182
Pay	1-Month EUR-EURIB	Air France-KLM	MSC	0.140%	7/24/2017	3,052	20,676	(5,406)
Pay	1-Month GBP-LIBOR	Antofagasta, PLC	MSC	0.980%	7/24/2017	6,289	29,938	2,036
Pay	1-Month EUR-EURIB	Moncler SpA	MSC	0.140%	7/24/2017	277	3,724	692
Pay	1-Day USD-FEDEF	Brunswick Corp./The	MSC	0.900%	7/24/2017	1,304	61,174	3,531
Pay	1-Day USD-FEDEF	Louisiana-Pacific Corp.	MSC	0.900%	7/24/2017	1,622	28,359	4,405
Pay	1-Month GBP-LIBOR	Rio Tinto, PLC	MSC	0.980%	7/24/2017	2,057	40,462	13,461
Receive	1-Day EUR-EONIA	Accor S.A.	MSC	0.400%	7/24/2017	200	6,918	(635)
Receive	1-Day USD-FEDEF	SPDR S&P500 ETF Trust	MSC	0.050%	7/24/2017	676	142,752	(4,021)
Pay	1-Month GBP-LIBOR	SABMiller, PLC	MSC	1.020%	8/28/2017	1,300	55,789	—
Pay	1-Month EUR-EURIB	Plastic Omnium S.A.	MSC	0.140%	7/24/2047	674	19,352	(254)

							$1,339,268	$18,909

Purchased Options outstanding on July 31, 2016:

Exchange Traded Fund Options

Description	Expiration Date	Number of Contracts	Exercise Price	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Put - Financial Select Sector SPDR Fund	9/16/2016	128	$21.00	$1,152	$3,897	$(2,745)

				$1,152	$3,897	$(2,745)

Equity Options

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Call - Procter & Gamble Co/The	9/16/2016	17	USD	90.00	$595	$529	$66
Call - Tile Shop Holdings, Inc.	9/16/2016	3	USD	20.00	60	138	(78)
Put - Accenture, PLC	9/16/2016	9	USD	100.00	387	503	(116)
Put - Adobe Systems, Inc.	9/16/2016	2	USD	95.00	292	417	(125)
Put - Delta Air Lines, Inc.	9/16/2016	5	USD	37.00	585	596	(11)
Put - Hormel Foods, Corp.	9/16/2016	4	USD	37.50	540	674	(134)
Put - Hormel Foods, Corp.	9/16/2016	4	USD	40.00	1,192	1,028	164
Put - International Business Machines, Corp.	9/16/2016	1	USD	160.00	380	357	23
Put - Tesla Motors, Inc.	9/16/2016	2	USD	150.00	160	370	(210)
Put - Carnival Corp.	10/21/2016	2	USD	46.00	400	480	(80)
Call - Koninklijke Ahold Delhaize NV	12/16/2016	5	EUR	22.00	425	310	115

See accompanying notes

19

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Call - Melco Crown Entertainment Ltd.	1/20/2017	14	USD	16.00	$1,330	$784	$546
Call - Procter & Gamble Co/The	1/20/2017	7	USD	97.50	112	197	(85)
Call - Procter & Gamble Co/The	1/20/2017	6	USD	90.00	738	338	400
Call - Procter & Gamble Co/The	1/20/2017	9	USD	95.00	333	280	53
Put - Tesla Motors, Inc.	1/20/2017	3	USD	100.00	495	448	47
Call - Koninklijke Ahold Delhaize NV	6/16/2017	3	EUR	22.00	413	421	(8)
Call - Koninklijke Ahold Delhaize NV	12/15/2017	3	EUR	22.00	503	308	195
Call - Procter & Gamble Co/The	1/19/2018	3	USD	90.00	1,005	983	22
Call - Koninklijke Ahold Delhaize NV	12/21/2018	4	EUR	22.00	821	847	(26)

					$16,036	$17,053	$(1,017)

Written Options outstanding on July 31, 2016:

Equity Options

Description	Expiration Date	Number of Contracts	Currency	Exercise Price	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Call - Avis Budget Group, Inc.	8/19/2016	1	USD	33.00	$(435)	$(99)	$(336)
Put - Check Point Software Technologies Ltd.	8/19/2016	7	USD	77.50	(1,260)	(476)	(784)
Call - Avis Budget Group, Inc.	11/18/2016	1	USD	32.00	(675)	(142)	(533)
Call - Avis Budget Group, Inc.	11/18/2016	1	USD	33.00	(610)	(122)	(488)
Call - Avis Budget Group, Inc.	1/20/2017	1	USD	38.00	(420)	(342)	(78)
Call - Avis Budget Group, Inc.	1/20/2017	1	USD	40.00	(330)	(147)	(183)

					$(3,730)	$(1,328)	$(2,402)

Forward Currency Contracts open on July 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CHF	8,035	8/31/2016	MSC	$—	$(107)	$(107)
Buy	EUR	18,726	8/31/2016	MSC	274	—	274
Buy	EUR	17,711	8/31/2016	MSC	2	—	2
Buy	GBP	8,823	8/31/2016	MSC	—	(338)	(338)
Buy	GBP	1,185	8/31/2016	MSC	—	(126)	(126)
Buy	GBP	7,603	8/31/2016	MSC	33	—	33
Buy	NOK	6,439	8/31/2016	MSC	107	—	107
Buy	NOK	8,103	8/31/2016	MSC	30	—	30
Buy	NOK	4,175	8/31/2016	MSC	—	(62)	(62)
Buy	SGD	8,616	8/31/2016	MSC	60	—	60
Sell	CAD	10,103	8/31/2016	MSC	—	(14)	(14)
Sell	CAD	22,361	8/31/2016	MSC	155	—	155
Sell	CAD	4,750	8/31/2016	MSC	1	—	1
Sell	CAD	48,080	8/31/2016	MSC	944	—	944
Sell	CAD	5,437	8/31/2016	MSC	48	—	48
Sell	CAD	21,521	8/31/2016	MSC	151	—	151
Sell	EUR	15,860	8/31/2016	MSC	—	(45)	(45)
Sell	EUR	6,210	8/31/2016	MSC	101	—	101
Sell	EUR	54,593	8/31/2016	MSC	520	—	520
Sell	GBP	7,258	8/31/2016	MSC	—	(65)	(65)
Sell	GBP	7,094	8/31/2016	MSC	—	(46)	(46)
Sell	GBP	10,767	8/31/2016	MSC	—	(14)	(14)
Sell	GBP	7,466	8/31/2016	MSC	—	(156)	(156)
Sell	JPY	9,888	8/31/2016	MSC	—	(399)	(399)
Sell	JPY	12,965	8/31/2016	MSC	88	—	88
Sell	NOK	8,773	8/31/2016	MSC	—	(59)	(59)
Sell	NOK	9,943	8/31/2016	MSC	—	(102)	(102)
Sell	SEK	7,381	8/31/2016	MSC	66	—	66
Sell	SEK	11,532	8/31/2016	MSC	426	—	426
Sell	SEK	5,354	8/31/2016	MSC	76	—	76
Sell	SEK	7,113	8/31/2016	MSC	—	(43)	(43)

See accompanying notes

20

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2016 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	SGD	8,616	8/31/2016	MSC	$—	$(57)	$(57)
Sell	ZAR	9,999	8/31/2016	MSC	—	(686)	(686)
Buy	CHF	696	10/19/2016	MSC	11	—	11
Buy	SEK	9,102	10/19/2016	MSC	43	—	43
Sell	EUR	6,350	10/19/2016	MSC	—	(46)	(46)
Sell	EUR	102,777	10/19/2016	MSC	—	(1,542)	(1,542)
Sell	GBP	141,980	10/19/2016	MSC	—	(458)	(458)
Sell	GBP	4,546	10/19/2016	MSC	—	(35)	(35)
Sell	CNH	1,507	1/20/2017	MSC	—	(40)	(40)
Sell	CNH	4,227	1/20/2017	MSC	19	—	19
Sell	CNH	27,115	1/20/2017	MSC	—	(941)	(941)

					$3,155	$(5,381)	$(2,226)

Glossary:

Counterparty Abbreviations:
MSC	Morgan Stanley & Co. Inc.

Currency Abbreviations:
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro Currency	SGD	Singapore Dollar
GBP	Pound Sterling	USD	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Other Abbreviations:
EONIA	Euro OverNight Index Average	HONIX	Hong Kong Dollar OverNight Index Average
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate
EURIB	Euro Interbank Offered Rate	SONIA	Sterling OverNight Index Average
FEDEF	Effective Federal Funds Rate	SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes

21

American Beacon Grosvenor Long/Short FundSM

Statement of Assets and Liabilities

July 31, 2016 (Unaudited) (in thousands, except share and per share amounts)

Grosvenor Long/Short Fund
Assets:
Investments in unaffiliated securities, at fair value A	$13,244
Investments in affiliated securities, at fair value B	2,098
Purchased options and swaptions outstanding (Premiums paid $21)	17
Cash	1,003
Cash with brokers	5,220
Dividends and interest receivable	7
Receivable for investments sold	327
Receivable for expense reimbursement (Note 2)	153
Unrealized appreciation from swap agreements	52
Unrealized appreciation from foreign currency contracts	3
Prepaid expenses	55

Total assets	22,179

Liabilities:
Payable for investments purchased	431
Overdraft payable	5
Payable for securities sold short, at value C	5,258
Written options, at fair value (Premiums received $1)	4
Dividends payable	4
Management and investment advisory fees payable	68
Transfer agent fees payable	4
Custody and fund accounting fees payable	20
Professional fees payable	182
Payable for prospectus and shareholder reports	15
Unrealized depreciation from swap agreements	33
Unrealized depreciation from foreign currency contracts	5
Other liabilities	1

Total liabilities	6,030

Net Assets	$16,149

Analysis of Net Assets:
Paid-in-capital	15,817
Undistributed (or overdistribution of) net investment income	(10)
Accumulated net realized (loss)	(158)
Unrealized appreciation of investments	804
Unrealized (depreciation) of currency transactions	(32)
Unrealized appreciation of swap agreements	19
Unrealized (depreciation) of options contracts	(6)
Unrealized depreciation of short sales	(285)

Net assets	$16,149

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,482,775

Y Class	18,239

Investor Class	41,818

A Class	16,938

C Class	20,482

Net assets (not in thousands):
Institutional Class	$15,156,949

Y Class	$186,282

Investor Class	$426,161

A Class	$172,587

C Class	$207,383

See accompanying notes

22

American Beacon Grosvenor Long/Short FundSM

Statement of Assets and Liabilities

July 31, 2016 (Unaudited) (in thousands, except share and per share amounts)

Grosvenor Long/Short Fund
Net asset value, offering and redemption price per share:
Institutional Class	$10.22

Y Class	$10.21

Investor Class	$10.19

A Class	$10.19

A Class (offering price)	$10.81

C Class	$10.13

A Cost of investments in unaffiliated securities	$12,447
B Cost of investments in affiliated securities	$2,098
C Proceeds of securities sold short	$4,949

See accompanying notes

23

American Beacon Grosvenor Long/Short FundSM

Statement of Operations

For the Six Months Ended July 31, 2016 (Unaudited) (in thousands)

Grosvenor Long/Short Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$125
Dividend income from affiliated securities	3
Other Income	84

Total investment income	212

Expenses:
Management and investment advisory fees (Note 2)	129
Administrative service fees (Note 2):
Institutional Class	15
Transfer agent fees:
Institutional Class	1
Y Class	1
Investor Class	1
A Class	1
C Class	1
Custody and fund accounting fees	68
Professional fees	186
Registration fees and expenses	43
Service fees (Note 2):
Investor Class	1
Distribution fees (Note 2):
C Class	1
Prospectus and shareholder report expenses	15
Prime broker fees	124
Dividends on securities sold short	69
Other expenses	14

Total expenses	670

Net fees waived and expenses reimbursed (Note 2)	(309)

Net expenses	361

Net investment income	(149)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) fromB:
Investments	120
Foreign currency transactions	2
Swap agreements	(19)
Options contracts	(26)
Change in net unrealized appreciation (depreciation) of:
Investments	1,268
Foreign currency transactions	(26)
Swap agreements	6
Options contracts	(7)
Short sales	(495)

Net gain from investments	821

Net increase in net assets resulting from operations	$672

A Foreign taxes	1
B Net of foreign withholding taxes on capital gains	1

See accompanying notes

24

American Beacon Grosvenor Long/Short FundSM

Statement of Changes of Net Assets (in thousands)

	Grosvenor Long/Short Fund
	Six Months Ended July 31, 2016	From October 01A to January 31, 2016
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$(149)	$(125)
Net realized gain (loss) from investments, foreign currency transactions, swap agreements, and options contracts	75	17
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, swap agreements, options contracts, and short sales	746	(246)

Net increase (decrease) in net assets resulting from operations	672	(354)

Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Net distributions to shareholders	—	—

Capital Share Transactions:
Proceeds from sales of shares	110	6,495
Cost of shares redeemed	(774)	—

Net increase (decrease) in net assets from capital share transactions	(664)	6,495

Net increase in net assets	8	6,141

Net Assets:
Beginning of period	16,141	10,000

End of Period *	$16,149	$16,141

* Includes undistributed (or overdistribution of) net investment income	$(10)	$(10)

A Commencement of Operations.

See accompanying notes

25

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of July 31, 2016, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon Grosvenor Long/Short Fund (“Grosvenor Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing directly or through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is an investment company, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

26

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From February 1, 2016 to May 29, 2016 the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory, fund

27

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager received from the Fund an annualized fee equal to 0.05% of the average daily net assets. Effective May 29, 2016 the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee of 1.85% as a percentage of average daily net assets. The Manager pays the unaffiliated investment advisor hired to direct investment activities of the Fund. Management fees paid by the Fund during the six months ended July 31, 2016 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Grosvenor	1.85%	$129	$117	$12

Administration Agreement

From February 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administration fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

28

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Investment in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the USG Select Fund and receives management and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the six months ended July 31, 2016, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Grosvenor	$1,234

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended July 31, 2016, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Fund to the extent that total operating expenses exceeded a Fund’s expense cap. During the six months ended July 31, 2016, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap 2/1/16 -7/31/16	Reimbursed Expenses	Expiration
Grosvenor	Institutional	2.10%	286,073	2020
Grosvenor	Y	2.20%	4,245	2020
Grosvenor	Investor	2.48%	9,347	2020
Grosvenor	A	2.50%	5,324	2020
Grosvenor	C	3.25%	4,336	2020

Of these amounts, $152,895 was receivable by the Manager at July 31, 2016 for the Grosvenor Fund. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the period ended July 31, 2016, the Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended July 31, 2016, Foreside collected $77 for the Grosvenor Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended July 31, 2016, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended July 31, 2016, there were no CDSC fees collected for Class C shares.

29

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the earlier close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 securities, as they are valued using observable inputs.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

30

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2016, the investments were classified as described below (in thousands):

Grosvenor Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$13,175	$—	$—	$13,175
Warrants	69	—	—	69
Short-Term Investments – Money Market Funds	2,098	—	—	2,098

Total Investments in Securities - Assets	$15,342	$—	$—	$15,342

Liabilities
Common Stocks (Sold Short)	$(3,734)	$—	$—	$(3,734)
Exchange Traded Instruments	(1,524)	—	—	(1,524)

Total Investments in Securities - Liabilities	(5,258)	—	—	(5,258)

Total Investments in Securities	$10,084	$—	$—	$10,084

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$3	$—	$3
Purchased Options	17	—	—	17
Total Return Swaps	—	52	—	52

Total Financial Derivative Instruments - Assets	$17	$55	$—	$72

Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(5)	$—	$(5)
Written Options	(4)	—	—	(4)
Total Return Swaps	—	(33)	—	(33)

Total Financial Derivative Instruments - Liabilities	$(4)	$(38)	$—	$(42)

*	Refer to the Schedules of Investments for country information.

31

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the period ended July 31, 2016, Grosvenor transferred common stocks with a value of $522 and common stocks sold short with a value of $(166) from Level 2 to Level 1 as of the end of period, in accordance with fair value procedures established by the Board (in thousands).

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the period ended July 31, 2016 are disclosed in the Notes to the Schedule of Investments.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

32

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of July 31, 2016, short positions were held by the Fund.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

33

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies they own or in which they may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as “Written Options, at fair value” on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

For the period ended July 31, 2016, the Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end (in thousands).

Average Purchased Option Notional Amounts Outstanding
Fund	At July 31, 2016
Grosvenor	$29

Average Written Option Notional Amounts Outstanding
Fund	At July 31, 2016
Grosvenor	$1

34

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the six months ended July 31, 2016, the Fund entered into foreign currency exchange contracts primarily for speculative purposes.

The Fund’s foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

Average Forward Foreign Currency Notional Amount Outstanding at July 31, 2016
Fund	Purchased Contracts	Sold Contracts
Grosvenor	$175	$548

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end (in thousands).

Average Total Return Swap Notional Amounts Outstanding
Fund	At July 31, 2016
Grosvenor	$1,606

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1):

Fair Values of financial derivative instruments on the Statement of Assets and Liabilities not accounted for as hedging instruments as of July 31, 2016:

Assets	Derivative	Grosvenor Fund
Unrealized appreciation from foreign currency contracts	Foreign Exchange Contracts	$3
Unrealized appreciation from swap agreements	Total Return Contracts	52
Purchased options outstanding	Equity and Exchange Trade Fund Contracts	17

Liabilities	Derivative	Grosvenor Fund
Unrealized depreciation from foreign currency contracts	Foreign Exchange Contracts	$(5)
Unrealized depreciation from swap agreements	Total Return Contracts	(33)
Written options outstanding	Equity and Exchange Trade Fund Contracts	(4)

35

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations not accounted for as hedging instruments for the six-months ended July 31, 2016:

Statements of Operations	Derivative	Grosvenor Fund
Net realized gain (loss) from swap agreements	Total Return Contracts	$(19)
Net realized gain (loss) from options contracts	Equity and Exchange Trade Fund Contracts	(26)
Net realized gain (loss) from foreign currency transactions	Foreign Exchange Contracts	(2)

Statements of Operations	Derivative	Grosvenor Fund
Change in net unrealized appreciation (depreciation) of swap agreements	Total Return Contracts	$6
Change in net unrealized appreciation (depreciation) of options contracts	Equity and Exchange Trade Fund Contracts	(7)
Change in net unrealized appreciation (depreciation) of foreign currency transactions	Foreign Exchange Contracts	2

(1)	See Note 6 in the Notes to Financial Statements for additional information.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed-income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements. In addition, the value of emerging and frontier market fixed-income securities may be particularly sensitive to interest rate changes.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign

36

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investment in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The values of equity securities for companies operating in emerging markets may also be affected by political uncertainty, limited liquidity, and other volatility than fixed income securities. Equity securities and equity-related investments generally have greater market price volatility than fixed-income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers for futures contracts” and/or “Payable to brokers for futures contracts”, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties, such as ISDA and Master Forward Agreements, which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2016 (in thousands).

37

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

Grosvenor Long/Short Fund

Offsetting of Financial Assets and Derivative Assets as of July 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign currency transactions	$3	$—	$3
Purchased options outstanding	17	—	17
Swap agreements	52	—	52

	$72	$—	$72

Offsetting of Financial Liabilities and Derivative Liabilities as of July 31, 2016:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign currency transactions	$(5)	$—	$(5)
Written options outstanding	(4)	—	(4)
Swap agreements	(33)	—	(33)

	$(42)	$—	$(42)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of July 31, 2016:

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Cash Collateral Received
Morgan Stanley & Co, Inc.	$30	$—	$—	$30

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax period ended January 31, 2016 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized of repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

There were no distributions for the six months ended July 31, 2016 or for the prior year ended January 31, 2016.

38

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

As of July 31, 2016 the components of distributable earnings (deficits) on a tax basis were as follows (in thousands):

Grosvenor Long/Short Fund
Cost basis of investments for federal income tax purposes	$12,678
Unrealized appreciation	1,020
Unrealized depreciation	(454)

Net unrealized appreciation (depreciation)	566

Undistributed ordinary income	225
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Other temporary differences	(459)

Distributable earnings (deficits)	$332

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments, and reclassifications of income from real estate investment securities and master limited partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the foreign currency, reclassifications of income from real estate investment trusts and master limited partnerships, and net operating losses that have been reclassified as of July 31, 2016 (in thousands):

Grosvenor Long/Short Fund
Paid-in-capital	$(13)
Undistributed net investment income	149
Accumulated net realized gain (loss)	(136)
Unrealized appreciation or (depreciation) of investments and futures contracts	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the six months ended July 31, 2016, the Grosvenor Fund did not have any capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended July 31, 2016 were as follows (in thousands):

Grosvenor Long/Short Fund
Purchases	$21,752
Sales and maturities	23,040

39

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

A summary of the Fund’s transactions in the USG Select Fund for the six months ended July 31, 2016 are as follows:

Type of Transaction	January 31, 2016 Shares/Fair Value	Purchases	Sales	July 31, 2016 Shares/Fair Value	Dividend Income
Direct	$—	$9,918	$7,820	$2,098	$3

9. Option Contracts Written

The premium amount and number of option contracts written by the Grosvenor Long/Short Fund during the six months ended July 31, 2016 were as follows:

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at January 31, 2016	(1)	$(100)	$(133)
Options written	(51)	(5,100)	(3,659)
Options expired	22	2,200	636
Options exercised	—	—	—
Options closed	18	1,800	1,828

Outstanding at July 31, 2016	(12)	$(1,200)	$(1,328)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Six Months ended July 31, 2016

	Institutional Class		Y Class		Investor Class
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	1	$13	3	$33
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(59)	(573)	—	—	(10)	(101)

Net increase (decrease) in shares outstanding	(59)	$(573)	1	$13	(7)	$(68)

	A Class		C Class
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	1	$10	6	$54
Reinvestment of dividends	—	—	—	—
Shares redeemed	(10)	(100)	—	—

Net increase (decrease) in shares outstanding	(9)	$(90)	6	$54

40

American Beacon Grosvenor Long/Short FundSM

Notes to Financial Statements

July 31, 2016 (Unaudited)

For the Period ended January 31, 2016

	Institutional Class		Y Class		Investor Class
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	602	$6,027	2	$20	34	$338
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	602	$6,027	2	$20	34	$338

	A Class		C Class
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	11	$110	—	$—
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	11	$110	—	$—

11. Change in Independent Registered Public Accounting Firm (Unaudited)

The Fund engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending January 31, 2017. PwC replaces Ernst & Young LLP (“EY”), the Fund’s previous independent registered public accounting firm. The change in accountants was approved by the Audit Committee of the Board on June 8, 2016. During the periods that EY served as the Fund’s independent registered public accounting firm through January 31, 2016, EY’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and EY’s on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

41

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31, 2016		October 1A to January 31, 2016
	(unaudited)
Net asset value, beginning of period	$9.79		$10.00

Income from investment operations:
Net investment income (loss)	0.03		(0.02)
Net gains (losses) from investments (both realized and unrealized)	0.40		(0.19)

Total income (loss) from investment operations	0.43		(0.21)

Less distributions:
Dividends from net investment income	—		—
Distributions from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$10.22		$9.79

Total returnAB	4.39	%D	(2.10	)%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$15,157		$15,098
Ratios to average net assets:
Expenses, before reimbursements	8.46	%C	11.84	%C
Expenses, before reimbursements, excluding non-operating expenses	6.00	%C	9.99	%C
Expenses, net of reimbursements	4.56	%C	3.95	%C
Expenses, net of reimbursements and non-operating expenses	2.10	%C	2.10	%C
Net investment (loss), before reimbursements	(5.76	)%C	(10.23	)%C
Net investment (loss), net of reimbursements	(1.86	)%C	(2.34	)%C
Portfolio turnover rate	121	%D	77	% D

	Y Class
	Six Months Ended July 31, 2016		October 1A to January 31, 2016
	(unaudited)
Net asset value, beginning of period	$9.79		$10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.01)
Net gains (losses) from investments (both realized and unrealized)	0.40		(0.20)

Total income (loss) from investment operations	0.42		(0.21)

Less distributions:
Dividends from net investment income	—		—
Distributions from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$10.21		$9.79

Total returnAB	4.29%		(2.10	)%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$186		$166
Ratios to average net assets:
Expenses, before reimbursements	9.56	%C	14.92	%C
Expenses, before reimbursements, excluding non-operating expenses	7.10	C	13.09	%C
Expenses, net of reimbursements	4.66	C	4.03	%C
Expenses, net of reimbursements and non-operating expenses	2.20	C	2.20	%C
Net investment (loss), before reimbursements	(6.86	)%C	(13.32	)%C
Net investment (loss), net of reimbursements	(1.96	)%C	(2.43	)%C
Portfolio turnover rate	121	%D	77	% D

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.
D	Not annualized

42

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2016		October 1 A to January 31, 2016
	(unaudited)
Net asset value, beginning of period	$9.78		$10.00

Income from investment operations:
Net investment income (loss)	0.01		(0.01)
Net gains (losses) from investments (both realized and unrealized)	0.40		(0.21)

Total income (loss) from investment operations	0.41		(0.22)

Less distributions:
Dividends from net investment income	—		—
Distributions from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$10.19		$9.78

Total returnB	4.19	%D	(2.20	)%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$426		$477
Ratios to average net assets:
Expenses, before reimbursements	9.39	%C	15.21	%C
Expenses, before reimbursements, excluding non-operating expenses	6.93	%C	13.32	%C
Expenses, net of reimbursements	4.95	%C	4.37	%C
Expenses, net of reimbursements and non-operating expenses	2.48	%C	2.48	%C
Net investment (loss), before reimbursements	(6.68	)%C	(13.54	)%C
Net investment (loss), net of reimbursements	(2.23	)%C	(2.69	)%C
Portfolio turnover rate	121	%D	77	%D

	A Class
	Six Months Ended July 31, 2016		October 1A to January 31, 2016
	(unaudited)
Net asset value, beginning of period	$9.78		$10.00

Income from investment operations:
Net investment income (loss)	0.01		(0.02)
Net gains (losses) from investments (both realized and unrealized)	0.40		(0.20)

Total income (loss) from investment operations	0.41		(0.22)

Less distributions:
Dividends from net investment income	—		—
Distributions from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$10.19		$9.78

Total returnB	4.19	%D	(2.20	)%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$173		$253
Ratios to average net assets:
Expenses, before reimbursements	9.25	%C	14.66%
Expenses, before reimbursements, excluding non-operating expenses	6.73	%C	12.80	%C
Expenses, net of reimbursements	5.02	%C	4.36	%C
Expenses, net of reimbursements and non-operating expenses	2.50	%C	2.50	%C
Net investment (loss), before reimbursements	(6.50	)%C	(13.03	)%C
Net investment (loss), net of reimbursements	(2.27	)%C	(2.74	)%C
Portfolio turnover rate	121	%D	77	%D

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.
D	Not annualized.

43

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2016		October 1A to January 31, 2016
	(unaudited)
Net asset value, beginning of period	$9.76		$10.00

Income from investment operations:
Net investment (loss)	(0.01)		(0.05)
Net gains (losses) from investments (both realized and unrealized)	0.38		(0.19)

Total income (loss) from investment operations	0.37		(0.24)

Less distributions:
Dividends from net investment income	—		—
Distributions from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$10.13		$9.76

Total returnAB	3.79	%D	(2.40	)%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$207		$147
Ratios to average net assets:
Expenses, before reimbursements	10.53	%C	16.08	%C
Expenses, before reimbursements, excluding non-operating expenses	8.12	%C	14.23	%C
Expenses, net of reimbursements	5.66	%C	5.10	%C
Expenses, net of reimbursements and non-operating expenses	3.25	%C	3.25	%C
Net investment (loss), before reimbursements	(7.90	)%C	(14.48	)%C
Net investment (loss), net of reimbursements	(3.03	)%C	(3.49	)%C
Portfolio turnover rate	121	%D	77	%D

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Annualized.
D	Not annualized.

44

Disclosure Regarding the Approval of the Management

and Investment Advisory Agreements (Unaudited)

At its March 3–4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between the Manager and the Trust, on behalf of the American Beacon Grosvenor Long/Short Fund (the “Fund”). The New Agreement combines the terms of the Fund’s prior management agreement and administration agreement and establishes a standardized fee schedule for four categories of funds, which include fee schedule breakpoints. The Board considered that, with respect to the Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Fund’s management agreement because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Fund by the Manager at in-person meetings held on June 2–3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014, and approved the prior management agreement at its in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement. The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Fund. The Board also considered that the fee rate payable by the Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Fund and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of the Fund.

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47

Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately Sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, MA	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Grosvenor Long/Short Fund are service marks of American Beacon Advisors, Inc.

SAR 7/16

ITEM 2.	CODE OF ETHICS.

The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the “Code”) nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: October 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: October 11, 2016

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: October 11, 2016